POWER PURCHASE AGREEMENT

BETWEEN

ILLINOIS POWER COMPANY

AND

DYNEGY POWER MARKETING, INC.

DATED AS OF SEPTEMBER 30, 2004

	(b	)	Financial Transmission Rights	19

9.	Metering and Meters			20

	(a)		Metering	20

	(b)		Meter Testing and Inaccuracies	20

10.	Billing and Payment			21

	(a)		Semi-Monthly Billing Statements and Payments	21

	(b)		Provision of Final Monthly Data to DYPM	21

	(c)		True-Up Billing Statements	21

	(d)		Interest on Late Payments	23

	(e)		Billing Disputes	23

	(f)		Right of Set-Off	23

	(g)		Maintenance of Records	24

	(h)		Audit Rights	24

	(i)		True-Up Billing Statement Applicable to Final Month of Term	24

11.	Force Majeure Events			25

	(a)		Occurrences Constituting Force Majeure Events	25

	(b)		Invocation of Force Majeure Condition	25

	(c)		Consequences of Force Majeure Condition	25

12.	Pricing and Payments			26

	(a)		Tier 1 Capacity Charges and Tier 1 Energy Charges	26

	(b)		Negotiated Tier 2 Capacity Charges and Negotiated Tier 2 Energy Charges	26

	(c)		Supplemental Energy Charges	26

	(d)		Underscheduled Energy Charges and Surcharges	27

	(e)		Overscheduling Surcharge	27

	(f)		Reliability Compensation	27

	(g)		Unmetered Energy	27

	(h)		Sample Calculation	27

13.	Events of Default, Liability and Remedies			28

	(a)		Defaults	28

	(b)		Indemnification	28

	(c)		No Consequential or Punitive Damages	28

	(d)		Warranty Disclaimer	29

	(e)		Remedies	29

	(f)		Exclusive Remedy	29

14.	Dispute Resolution		29

	(a)	Administrative Committee Procedure	29

	(b)	Arbitration	29

	(c)	Obligations to Pay Charges and Perform Other Obligations	30

15.	Security Guarantee		30

	(a)	By DYPM in Favor of IP	30

	(b)	By IP in Favor of DYPM	30

	(c)	Costs of Security Guarantee	31

16.	Sale, Assignment, Mortgage or Pledge		31

	(a)	Sale or Assignment or Rights and Obligations	31

	(b)	Consent to Mortgage or Pledge	31

17.	Governing Law		32

18.	Notices		32

19.	Confidentiality		32

20.	Miscellaneous Provisions		33

	(a)	Non-Waiver	33

	(b)	Third Party Beneficiaries	33

	(c)	No Association, Partnership or Joint Venture	33

	(d)	Survival of Obligations	33

	(e)	Successors and Assignees	33

21.	Amendments		34

22.	Entire Agreement		34

23.	FERC Standard of Review		34

24.	Severability		34

APPENDICES

Appendix 1:	Monthly Tier 1 Capacities

Appendix 2:	Maximum Energy Quantities

Appendix 3:	Design Limits of Primary Resources

Appendix 4:	Form of Guaranty

Appendix 5:	Sample Calculation of Charges

Appendix 6:	Unmetered Energy Amounts

POWER PURCHASE AGREEMENT

THIS POWER PURCHASE AGREEMENT (this “Agreement”), dated as of 30th day of September, 2004, between ILLINOIS POWER COMPANY, an Illinois corporation (“IP”), and DYNEGY POWER MARKETING, INC., a Texas corporation (“DYPM”) (IP and DYPM are sometimes referred to herein individually as a “Party” and collectively as “Parties”).

WITNESSETH:

WHEREAS, IP owns electric generating facilities and is currently engaged in the purchase, transmission, distribution and sale of electric energy in the State of Illinois;

WHEREAS, IP and Illinova Corporation (“Illinova”) entered into that certain Asset Transfer Agreement dated October 1, 1999 pursuant to which Illinova acquired from IP certain generating units;

WHEREAS, Illinova Power Marketing, Inc. (“IPMI”) was a wholly-owned subsidiary of Illinova and became the owner and operator of such units upon consummation of the Asset Transfer Agreement;

WHEREAS, IPMI changed its name to Dynegy Midwest Generation, Inc. (“DMG”);

WHEREAS, DMG is an affiliate of DYPM, and DYPM has the right to market and sell electric capacity and energy produced by such units;

WHEREAS, IP will require the output of additional generating resources, in addition to those which it may own or to which it may be entitled by contracts other than this Agreement, in order to meet its service obligations under the Illinois Public Utilities Act in a safe and reliable manner and to fulfill other statutory and contractual obligations to provide electric generation and transmission services; and

WHEREAS, IP desires to receive and purchase, and DYPM desires to deliver and sell, electric capacity, energy and ancillary services.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth, and for other good and valuable consideration, the receipt and sufficiency thereof are hereby acknowledged, the Parties agree as follows:

1.	Definitions and Interpretation

(a)	Definitions

As used in this Agreement: (i) the terms set forth in this Section 1(a) shall have the respective meanings so set forth, and (ii) the terms defined elsewhere in this Agreement shall have the respective meanings therein so specified.

“Alternative Resource” means any Supply Resource other than a Primary Resource; provided, that, for purposes of providing Capacity under this Agreement, an Alternative Resource shall be deemed firm if: (i) DYPM has reserved firm transmission service from such Alternative Resource to a Point of Delivery, or the Alternative Resource has been designated an IP Network Resource, and (ii) such Alternative Resource is otherwise capable of providing Capacity.

“Ancillary Services” mean the services described in Section 7(i).

“Asset Transfer Agreement” means that certain Asset Transfer Agreement dated as of October 1, 1999 between IP and Illinova for the transfer of ownership of certain fossil-fueled generating units from IP to Illinova.

“Audits” has the meaning set forth in Section 10(h).

“Bandwidth Allowance” means, for any hour, the amount (in MWh) equal to the product of: (i) Scheduled Energy other than Negotiated Tier 2 Energy for such hour, multiplied by (ii) the applicable Bandwidth Percent.

“Bandwidth Percent” means: (i) ten percent (10%) in calendar year 2005, and (ii) seven percent (7%) in calendar year 2006.

“Bankrupt” means with respect to any entity, the state of being after such entity: (i) files a petition or otherwise commences, authorizes or acquiesces in the commencement of a proceeding or cause of action under any bankruptcy, insolvency, reorganization or similar law, or has any such petition filed or commenced against it, (ii) makes a general assignment for the benefit of creditors, or (iii) otherwise becomes bankrupt or insolvent (however evidenced), or (iv) has a liquidator, administrator, receiver, trustee, conservator or similar official appointed with respect to it or any substantial portion of its property or assets.

“Business Day” means any Day, Monday through Friday, excluding the following holidays: New Year’s Day, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

“Capacity” means firm electric load-carrying capability, expressed in megawatts, that, for those Supply Resources within MAIN, satisfies MAIN Guides and, for all other Supply Resources, satisfies IP or MISO Network Resource requirements for obtaining designated network integration transmission service under the applicable OATT and for accreditation by the applicable NERC regional reliability council or successor organizations, if applicable.

“Central Prevailing Time” or “CPT” means Central Standard Time or Central Daylight Time as in effect in the State of Illinois on a given Day.

“Congestion Costs” means the difference in the locational marginal prices at the Points of Delivery and the IP Zonal Price attributable to transmission system congestion, as defined in MISO’s applicable FERC-approved tariff and as calculated and published by MISO.

“CPS1 or CPS2 Violation” means a failure of the IP Control Area to achieve compliance with Control Performance Standard Nos. 1 or 2, as defined in NERC Operations Policy 1.E.

“Credit Rating” means, with respect to any entity, the rating then assigned to such entity’s unsecured, senior long-term debt obligations (not supported by third party credit enhancements) by S&P, Moody’s or any other rating agency agreed by the Parties, or if such entity does not have a rating for its senior unsecured long-term debt, then the rating then assigned to such entity as an issuer rating by S&P or Moody’s.

“Daily A/S Schedule” has the meaning set forth in Section 7(a)(i).

“Daily Energy Schedule” has the meaning set forth in Section 7(a)(i).

“Daily On-Peak Index” means the “into Cinergy” “on peak” index as published in the McGrawHill Companies, Inc.’s Power Markets Week’s Daily Price Report – Daily Price Indexes, as such terms are defined in such publication; provided, however, that if such index is not available for a given Day, the Daily On-Peak Index shall be the PJM Average Hourly On-Peak Price.

“Daily Resource Schedule” means a schedule provided by DYPM to IP for each Day, in accordance with Section 7(e).

“Day” means a 24-hour period, commencing at 12:00 a.m. Central Prevailing Time, except that the “Day” shall be a 23-hour period on the first day of Daylight Savings Time each year and shall be a 25hour period on the first day following the last full day of Daylight Savings Time each year.

“Delivery Services” means those services, as defined in Section 16-102 of the PUA, 220 ILCS 5/16-102, that IP provides to retail customers in its Service Area in accordance with a tariff approved or allowed into effect by the ICC pursuant to Section 16-108 of the PUA, 220 ILCS 5/16-108.

“Design Limits” means the items listed in Appendix 3 with respect to the Primary Resources, as such items or Primary Resources may be changed from time to time by notice from DYPM to IP, and any similar design limits on any other Supply Resources.

“DHI” means Dynegy Holdings Inc., an Illinois corporation.

“DMG” means Dynegy Midwest Generation, Inc., an Illinois corporation, and formerly known as Illinova Power Marketing, Inc.

“Downgrade Event” means that a Guarantor’s senior unsecured debt is rated below Investment Grade.

“DYPM” means Dynegy Power Marketing, Inc., a Texas corporation.

“Effective Date” means the latest of: (i) January 1, 2005, (ii) the date of closing of the transaction in which Ameren Corporation or its subsidiary acquires 100 percent (100%) of the common stock of Illinois Power, or (iii) the date that this Agreement is permitted by FERC to go into effect.

“Electric Energy Incorporated Interchange Agreement” means the “Power Supply Agreement between Electric Energy, Incorporated and the Sponsoring Companies”, dated September 2, 1987.

“Energy” means firm electric energy meeting the requirements as specified in Section 6, expressed in MWh, except that non-firm energy and transmission may be used to serve IP Load provided that Supply Resources are designated and available to meet Scheduled Load obligations under this Agreement.

“Event of Default” means a failure or action listed in Section 13(a).

“FERC” means the Federal Energy Regulatory Commission or any successor agency thereto.

“Financial Flowgate Right” or “FFR” has such meaning as is set forth in the applicable MISO FERC-approved tariff.

“Financial Transmission Right” or “FTR” has such meaning as is set forth in the applicable MISO FERC-approved tariff.

“Force Majeure Condition” has the meaning set forth in Section 11(b).

“Force Majeure Event” has the meaning set forth in Section 11(a).

“Good Utility Practice” means any of the practices, methods and acts engaged in or approved by a significant portion of the electric utility industry during the relevant time period, or any of the practices, methods and acts which, in the exercise of reasonable judgment in light of the facts known at the time the decision was made, could have been expected to accomplish the desired result consistent with law, regulation, good business practices, reliability, safety and expedition. Good Utility Practice is not intended to be limited to the optimum practice, method or act, to the exclusion of all others, but rather to be a spectrum of acceptable practices, methods or acts.

“Guarantor” means: (i) with respect to DYPM, DHI, if DHI has a Credit Rating that is Investment Grade, or another guarantor with a Credit Rating that is Investment Grade and which is acceptable to IP, and (ii) with respect to IP, Ameren Corporation, if Ameren Corporation has a Credit Rating that is Investment Grade, or another guarantor with a Credit Rating that is Investment Grade and which is acceptable to DYPM.

“ICC” means the Illinois Commerce Commission or any successor agency thereto.

“IDC” means an Integrated Distribution Company, as defined in 83 Illinois Administrative Code Part 452, Subpart B.

“Illinova” means Illinova Corporation, an Illinois corporation.

“Interconnection Agreement” means that certain Second Revised Interconnection Agreement dated as of January 9, 2004 between IP and DMG, as may be amended from time to time.

“Investment Grade” means a Credit Rating of at least BBB- from S&P or Baa3 from Moody’s.

“IP” means Illinois Power Company, an Illinois corporation.

“IP Control Area” means the electric power system or combination of electric power systems to which a common automatic generation control scheme is applied by IP in order to: (i) match, at all times, the power output of the generators within the electric power system(s) and Capacity and Energy purchased from entities outside the electric power system(s), with the load within the electric power system(s); (ii) maintain, within the limits of Good Utility Practice, scheduled interchange with other control areas; and (iii) maintain the frequency and voltage of the electric power system(s) within reasonable limits in accordance with Good Utility Practice.

“IP Load” means the total amount of Capacity, Energy and Ancillary Services required by IP as an IDC, in accordance with MAIN and/or MISO requirements: (i) to provide Capacity and Energy to its retail customers located within the Service Area, (ii) to provide open access transmission service to its transmission customers in accordance with the terms of an Open Access Transmission Tariff, and (iii) to provide Delivery Services to retail customers located within the Service Area in accordance with its Delivery Services tariff approved by the ICC as in effect from time-to-time; provided, that IP Load shall include such retail customers served by IP only for such time as IP is and remains an IDC; provided, further, that IP Load shall not include any sales of Capacity, Energy, or Ancillary Services to wholesale customers served by IP or any other load-serving entity; provided, further, that for purposes of this Agreement, retail customers served under competitive service contracts entered into prior to the date of this Agreement shall be considered retail customers; and, provided, further, that if IP ceases to be an IDC, the IP Load shall include only those customers which IP would have been permitted to serve had IP remained an IDC.

“IP System” means the electric transmission system owned by IP.

“IP Zonal Price” means, when there exists an LMP Market, the price identified by MISO for Energy withdrawals from the transmission system functionally controlled by MISO at locations on the IP System.

“kW” means kilowatts.

“kWh” means kilowatt-hours.

“Lender” or “Lenders” means: (i) any person or entity that, from time to time, has made loans, entered into a lease financing or extended other financial accommodation, directly or indirectly, to DYPM or DMG or for the financing or refinancing of any Primary Resource or Primary Resources, or of this Agreement, (ii) the holders of any bond, note or other evidence of such loans or other financial accommodation, or (iii) any person or entity acting on behalf of any such Lender or Lenders to whom any Lender’s or Lenders’ rights under financing documents have been transferred, any trustee on behalf of such Lender or Lenders, and any person or entity subrogated to the rights of such Lender or Lenders.

“Letter of Credit” means one or more irrevocable, standby letters of credit issued by a U.S. commercial bank or a foreign bank with a U.S. branch capable of issuing letters of credit with such bank having a credit rating of at least A- from S&P or A3 from Moody’s, in a form and substance acceptable to the Party in whose favor the letter of credit is issued.

“LMP” means the locational marginal price for a given generator bus, as calculated and posted by MISO.

“LMP Market” means, for a given hour, a system, implemented and operated by MISO, in which users of the electric transmission grid in the Midwest are charged for electric transmission congestion based on the location of the transmission busses where they inject and withdraw power from the transmission system and the prices for electric energy at such busses. Such a system may or may not include a central clearing market for sales and purchases of electric energy. A necessary characteristic of an LMP Market, however, is the calculation and publishing by MISO of prices for electric energy (in $/MWh) at the Points of Delivery.

“Load Change Factor” means, with respect to any hour, the use of on-line generation to provide intra-hour changes in Energy requirements, and shall be specified as the Capacity (in MW) necessary to meet the peak demand in such hour less the equivalent quantity of MW equal to the Scheduled Energy for such hour.

“Load Growth Agreement” means an agreement under which IP purchases Capacity and/or Energy to satisfy IP load growth not satisfied under the agreements identified in clauses (i) through (v) of the definition of Qualified Agreements or through purchases of Tier 1 Capacity and/or Tier 1 Energy; provided, that: (A) IP shall provide reasonable proof of the timing and amount of the growth in IP Load, (B) the amount of Capacity and Energy purchased under a Load Growth Agreement (i) shall commence no sooner than the growth in load projected by IP, (ii) shall be limited to the quantity of load growth in On-Peak and Off-Peak periods, as separately projected by IP, and (iii) Energy purchased under a Load Growth Agreement shall be scheduled by IP only after IP has scheduled as much Energy as practicable under the Qualified

Agreements identified in the clauses (i) through (v) of the definition of Qualified Agreements, and as much Tier 1 Energy as practicable under this Agreement, and (C) prior to entering into any Load Growth Agreement, DYPM shall have the option at its sole election to restore any Released Capacity and associated Energy under Section 5(a)(ii) in the amount of such load growth.

“MAIN” means the Mid-American Interconnected Network, or any successor organization thereto, or any organization that assumes any or all of the responsibilities of MAIN that relate to this Agreement.

“Maximum Energy Quantities” means the maximum amount of Energy that DYPM is obligated to provide to IP during a given hour and during a given Quarter, as applicable, as specified in Appendix 2.

“Metering Point” means the location of the meter associated with a Primary Resource, generally on the low voltage side of the step-up transformer of such Primary Resource.

“MISO” means the Midwest Independent Transmission System Operator, Inc., or any successor organization thereto, or any organization that has operational and/or functional control of the IP System.

“Moody’s” means Moody’s Investor Services, Inc.

“MW” means megawatts.

“MWh” means megawatt-hours.

“Negotiated Tier 2 Capacity” means Capacity, in addition to the Tier 1 Capacity, to be provided by DYPM to IP pursuant to a Negotiated Tier 2 Memorandum.

“Negotiated Tier 2 Energy” means Energy, in addition to the Tier 1 Energy, to be provided by DYPM to IP pursuant to a Negotiated Tier 2 Memorandum.

“Negotiated Tier 2 Memorandum” means a writing between the Parties setting forth the period, amount, price and other terms and conditions of any Negotiated Tier 2 Capacity and/or Negotiated Tier 2 Energy purchase agreed to between the Parties in accordance with Section 5(b)(i).

“NERC” means North American Electric Reliability Council or any successor organization thereto.

“Net Energy Load” means the Energy portion of the Net Load, which shall be, for any hour, the difference equal to: (i) the Energy portion of the IP Load for such hour (including any Ancillary Services converted to Energy), minus (ii) the Energy portion of Qualified Purchases for such hour.

“Net Load” means, for any hour, the difference equal to: (i) the actual IP Load for such hour, minus (ii) the Qualified Purchases for such hour.

“Network Integration Transmission Service” has the meaning provided in IP’s or MISO’ then-current Open Access Transmission Tariff.

“Network Resource” has the meaning provided in IP’s or MISO’s then-current Open Access Transmission Tariff.

“Off-Peak Hours” means, (i) on Business Days, (A) the hours ending at 1 CPT through 6 CPT, and (B) the hours ending 23 and 24 CPT, and (ii) all hours on all other Days.

“On-Peak Hours” means, on Business Days, the hours ending 7 CPT through 22 CPT.

“Open Access Transmission Tariff” or “OATT” means IP’s or MISO’s then-current open access transmission tariff as accepted, approved or allowed into effect by the FERC, and any successor tariffs.

“Operating Limits” means, with respect to any Supply Resource, the Design Limits and the maximum electric generating ability, minimum electric generating ability, maximum ramp rates, limits on reactive power output, and the like, that must be respected by the operator of such Supply Resource in order to comply with Good Utility Practice, as such information relating to the Supply Resource is provided by DYPM to IP and, if necessary, to MISO, from time to time.

“Operating Reserve Requirement” means any obligation to maintain spinning operating reserve or supplemental operating reserve in accordance with MAIN Guide No. 5, the requirements of any other regional reliability council of which the IP System or the IP Control Area is a member, or the requirements of MISO.

“Overscheduled Energy” means, for any hour, the amount, if any, by which: (i) the difference equal to (A) the Scheduled Energy with respect to such hour, minus (B) the Net Energy Load in such hour, exceeds (ii) the Bandwidth Allowance with respect to such hour; provided, however, that in no event shall Overscheduled Energy be less than zero.

“PJM Average Hourly On-Peak Price” means the arithmetic mean of the sixteen (16) PJM Hourly On-Peak Prices for the applicable Day

“PJM Hourly On-Peak Price” means the prices published by the PJM Interconnection for the PJM Western Hub load zone for hours ending eight (8) through twenty three (23) Eastern Prevailing Time (which correspond to the On-Peak Hours) for the applicable Day of delivery.

“Point of Delivery” means, for a Primary Resource, the high voltage side of the step-up transformer closest to that Primary Resource, or, for any Alternative Resource, an interface between the IP System and the transmission system of another entity to the extent IP has the capacity to receive electric energy at such interface.

“Primary Resource” means a Supply Resource identified in Appendix 3.

“PUA” means the Illinois Public Utilities Act, 220 ILCS 5/1-101 et seq., as it may be amended from time to time.

“PURPA” means the Public Utility Regulatory Policies Act of 1978, as it may be amended from time to time.

“Qualified Agreements” means: (i) the Electric Energy Incorporated Interchange Agreement; (ii) those certain agreements entered into by IP pursuant to an RFP with one or more entities under which IP will purchase, in calendar years 2005 and 2006, 400 MW of Capacity and associated Energy provided 24-hours per day each day of the year, and 300 MW of Capacity and associated Energy during hours ending 7 through 22 CPT each Business Day; (iii) any agreements with one or more entities under which IP will purchase 200 MW of Capacity and associated Energy during all hours of calendar year 2006; (iv) that certain agreement for Capacity and/or Energy between IP and State Farm Insurance Company; (v) any purchase IP is required to make under PURPA from a Qualifying Facility; (vi) any Load Growth Agreement; (vii) any purchases by IP to replace such Capacity and/or Energy not provided under the terms of one or more of the foregoing agreements; and (viii) any purchases made on IP’s behalf by DYPM pursuant to IP’s express direction.

“Qualified Purchases” means, for any hour: (i) 200 MW of Capacity and associated Energy pursuant to the Electric Energy Incorporated Interchange Agreement provided 24-hours per day, consistent with IP’s permanent power schedule election under such agreement, provided that such election for 2005 is no different than such election for 2004; (ii) 400 MW of Capacity and associated Energy provided 24-hours per day each day of the year, and 300 MW of Capacity and associated Energy during hours ending 7 through 22 CPT each Business Day pursuant to those certain agreements entered into by IP pursuant to an RFP; (iii) 200 MW of Capacity and associated Energy provided under any agreements with one or more entities during all hours of calendar year 2006; (iv) purchases of Capacity and associated Energy pursuant to that certain agreement for Capacity and/or Energy between IP and State Farm Insurance Company; (v) any amounts of Capacity and Energy IP is required to purchase under PURPA from a Qualifying Facility; (vi) any amounts of Capacity and Energy purchased by IP pursuant to any Load Growth Agreement; (vii) any amounts of Capacity and Energy purchased by IP to replace such Capacity and/or Energy not provided under the terms of one or more of the foregoing agreements; (viii) any amounts of Capacity and Energy purchased on IP’s behalf by DYPM pursuant to IP’s express direction.

“Qualifying Facility” means a qualifying facility as that term is defined by PURPA.

“Quarter” means each of the three month periods ending March 31, June 30, September 30 and December 31 of each calendar year.

“Released Capacity” has the meaning set forth in Section 5(a)(ii)(b).

“Reliability Compensation” means compensation to be paid by IP to DYPM for Reliability Dispatch Energy in accordance with Section 12(f).

“Reliability Dispatch” means the direction or operational control of a Primary Resource by IP or MISO in accordance with Section 7(h)(ii).

“Reliability Dispatch Energy” means Energy generated by a Primary Resource under conditions of Reliability Dispatch.

“RFP” means one or more Requests for Proposals for provision of electrical Capacity, Energy, and ancillary services to be issued by IP.

“S&P” means Standard & Poor’s Rating Group (a division of McGraw-Hill, Inc.).

“Scheduled Ancillary Services” means the amount of Ancillary Services that IP schedules to be served from Supply Resources in each hour of the Day as set forth in the applicable Daily A/S Schedule.

“Scheduled Energy” means the aggregate amount of Tier 1 Energy and Negotiated Tier 2 Energy, if applicable, that IP specifies for delivery by DYPM to IP in each hour on a given Day, as set forth by IP in the applicable Daily Energy Schedule.

“Scheduled Load” means, collectively, the Scheduled Ancillary Services and Scheduled Energy in each hour of a given Day.

“Security Guarantee” means a form of security described in Section 15.

“Semi-Monthly Billing Statement” has the meaning set forth in Section 10(a).

“Semi-Monthly Payment” has the meaning set forth in Section 10(a).

“Service Area” means the geographic area within which IP is lawfully entitled to provide Capacity and Energy to retail customers as of the date of this Agreement.

“Shaped Daily On-Peak Index” means: (i) the applicable PJM Hourly On-Peak Price divided by the PJM Average Hourly On-Peak Price, multiplied (ii) by the Daily On-Peak Index.

“Supplemental Energy” means, for any hour, the lesser of: (i) the difference equal to (A) the Net Energy Load in such hour, minus (B) the Scheduled Energy with respect to such hour, or (ii) the Bandwidth Allowance for such hour; provided, however, that in no event shall Supplemental Energy be less than zero.

“Supply Resource” means (i) an electric generating unit capable of providing Capacity, Energy and/or Ancillary Services to which DYPM holds the rights to dispatch and/or control the operating level thereof and, accordingly, the rights to Capacity, Energy and/or Ancillary Services provided by such electric generating unit, or (ii) any contractual or similar rights to Capacity, Energy and/or Ancillary Services to which DYPM is entitled.

“Surcharge Factor” means: (i) 1.175 in calendar year 2005, and (ii) 1.15 in calendar year 2006.

“Term” has the meaning set forth in Section 2.

“Tier 1 Capacity” means Capacity in the amounts specified in Appendix 1 (as such amounts may be reduced by the amount of Released Capacity, if any) that DYPM shall provide to IP, and IP shall purchase from DYPM, to meet IP Load, throughout the Term.

“Tier 1 Capacity Price” means $4.00/kW-month.

“Tier 1 Energy” means Energy, other than Negotiated Tier 2 Energy, Supplemental Energy, and Underscheduled Energy, that DYPM shall provide to IP, and IP shall purchase from DYPM, in the amounts specified in Sections 5 and 7, to meet IP Load throughout the Term.

“Tier 1 Energy Price” means $30.00/MWh.

“Transmission Losses” means the cost of delivering Energy on the transmission system between the point of receipt and the point of delivery attributable to real energy losses, as defined in the applicable MISO FERC-approved tariff, or as defined in the FERC pro forma Open Access Transmission Tariff applied by the applicable transmission owners.

“True-Up Billing Statement” has the meaning set forth in Section 10(c).

“Underscheduled Energy” means, for any hour, the amount, if any, by which (i) the difference equal to (A) the Net Energy Load in such hour, minus (B) the Scheduled Energy with respect to such hour, exceeds (ii) the Bandwidth Allowance with respect to such hour; provided, however, that in no event shall Underscheduled Energy be less than zero.

“Unmetered Energy” means deliveries of Energy by DYPM to IP for certain property, equipment, facilities, and appurtenances owned by IP, on land owned or controlled by DMG, used by IP to serve IP Load, as further described in Appendix 6.

(b)	Interpretation

In this Agreement, unless a different intention clearly appears:

(i) the singular number includes the plural and vice versa;

(ii) the reference to any Party includes such Party’s successors and assignees but, if applicable, only if such successors and assignees are permitted by this Agreement, and reference to a Party in a particular capacity excludes such Party in any other capacity or individually;

(iii) reference to any gender includes the other gender;

(iv) reference to any agreement (including this Agreement), document or instrument means such agreement, document or instrument as amended or otherwise modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof;

(v) reference to any Section or Appendix means such Section of this Agreement or such Appendix to this Agreement, as the case may be, and references in any Section or definition to any clause or paragraph means such clause or paragraph of such Section or definition;

(vi) “hereunder”, “hereof”, “hereto” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Section or other provision hereof or thereof;

(vii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term;

(viii) elative to the determination of any period of time, “from” means “from and including”, “to” means “to but excluding” and “through” means “through and including”; and

(ix) reference to any law (including statutes and ordinances) means such law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, including rules and regulations, promulgated thereunder.

(c)	No Presumption of Construction For or Against Any Party

Any rule of construction or interpretation requiring this Agreement to be construed or interpreted for or against any Party shall not apply to the construction or interpretation hereof.

(d)	Titles and Headings

Section titles and headings in this Agreement are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

(e)	Modification of Shaped Daily On-Peak Index

If any information needed for calculation of the Shaped Daily On-Peak Index becomes discontinued, the Parties promptly shall initiate expedited good faith negotiations in respect of an appropriate replacement index or alternate pricing methodology for immediate implementation. If the Parties reach agreement on the terms of an appropriate replacement index or alternate pricing methodology, the Parties shall reduce the agreement to writing and make it part of this Agreement, whereupon such terms shall become binding upon the Parties. If the Parties are unable to reach such agreement, such disagreement shall be resolved as provided in Section 14.

2.	Term of Agreement

This Agreement shall become effective as of the Effective Date and shall continue in effect for a period ending at 11:59 p.m. CPT on December 31, 2006 (the “Term”).

3.	MISO Change to Sub-Zonal or Nodal Measurement

If, during the Term of this Agreement, MISO utilizes a system for scheduling, pricing, and/or calculating congestion, losses, or other charges based on sub-zones or transmission nodes, rather than there being a single zone for the IP Load, the Parties will revise this Agreement to reflect this utilization of such sub-zonal or nodal concepts by MISO. Sections of this Agreement that shall be modified pursuant to the provisions of the foregoing sentence include, but are not limited to, Subsections 12(c), 12(d), and 12(e). For the term of this Agreement, (y) IP shall not request, without the prior written consent of DYPM, that MISO separate the IP Control Area into more than one load zone; and (z) DYPM shall not request, without the prior written consent of IP, that MISO separate the IP Control Area into more than one load zone.

4.	Interconnection Agreement

The Interconnection Agreement shall remain in effect for the duration of the Term.

5.	IP’s Entitlement to Capacity and Energy from DYPM

(a)	Tier 1 Capacity and Tier 1 Energy

(i) Base Amounts. Except as otherwise provided in this Agreement and subject to the terms of this Agreement, IP shall be entitled to, and shall purchase from DYPM, and DYPM shall provide and shall sell to IP, at all times during the Term: (A) Tier 1 Capacity in the amounts specified in Appendix 1 (as such amount may be reduced by the amount of Released Capacity, if any), and (B) Tier 1 Energy and Ancillary Services in hourly amounts equal to the Scheduled Load.

(ii) Capacity Release.

(a) Capacity Release for 2005. By notice dated not later than September 1, 2004, IP may, at its sole option and discretion, reduce the amount of Tier 1 Capacity specified in Appendix 1 of this Agreement for all months in calendar year 2005 by up to 200 MW, provided that the IP Load shall have been reduced as a result of retail customers of IP switching electricity suppliers or terminating business operations. In the event IP releases capacity in calendar year 2005 pursuant to the provisions of this Section 5(a)(ii)(a), such release shall apply in the same amount to calendar year 2006.

(b) Capacity Release for 2006. By notice dated not later than September 1, 2005, IP may, at its sole option and discretion, reduce the amount of Tier 1 Capacity specified in Appendix 1 of this Agreement for all months in calendar year 2006 by an amount not to exceed the difference between 200 MW and the amount of capacity released, if any, pursuant to IP’s election under Section 5(a)(ii)(a), provided that the IP Load shall have been reduced as a result of retail customers of IP switching electricity suppliers or terminating business operations (capacity released pursuant to Sections 5(a)(ii)(a) or 5(a)(ii)(b) being the “Released Capacity”).

(c) Any amounts of Tier 1 Capacity released by IP pursuant to the provisions of this Section 5(a)(ii) shall be applied notionally to each month set forth on Appendix 1. During the period of any such release (A) the Tier 1 Capacity shall be reduced by the amount of the Released Capacity, and (B) the Tier 1 Energy for each Quarter shall be reduced by an amount equal to (1) the Tier 1 Energy for such Quarter, multiplied by (2) the amount of the Released Capacity divided by the Tier 1 Capacity (prior to such reduction).

(d) Any written notice of Released Capacity shall include reasonable proof of the net reduction in IP Load, and the amount of Released Capacity shall not be greater than the amount of the net reduction in IP Load. In addition to releasing Tier 1 Capacity in accordance with Subsections 5(a)(ii)(a) and (b), IP may by agreement with DYPM release any amount of Tier 1 Capacity at any time, upon such advance notice, and for such period or periods, as the Parties may agree.

(b)	Tier 2 Capacity and Energy

(i) Negotiated Tier 2 Capacity and Energy. IP may purchase Negotiated Tier 2 Capacity and/or Negotiated Tier 2 Energy from DYPM for any period, in such amounts and at such price or prices, and on such terms and conditions, as the Parties may agree, if requested by IP in writing at least ten (10) Business Days prior to the start of such period, or upon shorter notice if otherwise agreed to by the Parties. The Parties shall record the period, amount, price and other terms and conditions of any Negotiated Tier 2 Capacity and/or Energy purchase in a Negotiated Tier 2 Memorandum. The Negotiated Tier 2 Memorandum shall set forth the manner in which the amount of the Negotiated Tier 2 Capacity and/or Energy provided or delivered to IP shall be determined.

(ii) Supplemental Energy and Underscheduled Energy in an LMP Market. If an LMP Market exists during any hour, IP shall acquire from MISO all Supplemental Energy and Underscheduled Energy, if any, required to meet the Net Energy Load.

(iii) Supplemental Energy and Underscheduled Energy with No LMP Market. If an LMP Market does not exist during the applicable hour, IP shall (subject to the quantity limitations set forth in Section 5(f)) purchase such Supplemental Energy and Underscheduled Energy from DYPM.

(c)	Delivery of Energy and Ancillary Services by DYPM

(i) Points of Delivery. All Tier 1 Energy, Negotiated Tier 2 Energy, if any, and Ancillary Services provided by DYPM to IP shall be delivered at the Points of Delivery. To the extent DYPM provides IP Supplemental Energy or Underscheduled Energy, such Supplemental

Energy or Underscheduled Energy shall be delivered to the Points of Delivery. Title to such Energy or Ancillary Services shall pass from DYPM to IP at the Points of Delivery.

(ii) Transmission. DYPM shall be responsible for obtaining and/or providing transmission service for the Tier 1 Energy, Negotiated Tier 2 Energy, Supplemental Energy, Underscheduled Energy, and Ancillary Services to the Points of Delivery. DYPM shall be responsible for obtaining and/or providing firm transmission of the Tier 1 Capacity and Negotiated Tier 2 Capacity, to the Points of Delivery, to the extent such Capacity is provided by Alternative Resources. IP shall be responsible for obtaining and providing transmission for Tier 1 Energy, Negotiated Tier 2 Energy, Supplemental Energy, Underscheduled Energy, and Ancillary Services obtained from DYPM from the Points of Delivery to the IP Load.

(iii) Transmission Losses for Alternative Resources. To the extent incremental Transmission Losses are incurred by IP as a consequence of the delivery of Energy by DYPM from Alternative Resources to Points of Delivery other than such Points of Delivery adjacent to Primary Resources, and not caused by the negligence of IP, DYPM shall pay to IP an amount equal to the net difference between the Transmission Losses incurred by IP for delivery of such Energy to such Points of Delivery and what such costs would have been incurred for delivery of such Energy to the Points of Delivery adjacent to Primary Resources.

(d)	Network Resources

IP shall annually designate the Primary Resources as Network Resources and shall be responsible for procuring the Network Integrated Transmission Service from the Primary Resources to the IP Load. IP shall comply with any request of DYPM for IP to designate an Alternative Resource as a Network Resource, to the extent permitted under the FERC-approved tariffs of IP and/or MISO.

(e)	Use of Capacity, Energy, and Ancillary Services

IP shall use all Capacity, Energy, and Ancillary Services provided hereunder only to serve Net Load. IP shall not resell to any customer not included in the IP Load any Energy, Capacity or Ancillary Services provided by DYPM under this Agreement, except as provided in Section 5(g)(ii).

(f)	Minimum and Maximum Energy Quantities

(i) Minimum Energy. The Scheduled Energy for any hour shall not be less than, and IP shall be obligated to schedule and purchase not less than, the anticipated Net Energy Load.

(ii) Maximum Capacity. DYPM shall not be obligated, pursuant to this Agreement, to provide to IP more Capacity, at any point in time or in any period, than the lesser of: (A) the Capacity volumes specified in Appendix 1 for a given month plus any similar maximum Negotiated Tier 2 Capacity amount specified in a Negotiated Tier 2 Memorandum for that month, or (B) the Capacity component of the Net Load.

(iii) Maximum Hourly Energy. DYPM shall not be obligated, pursuant to this Agreement, to provide any Energy to IP in any hour, aggregated across all Points of Delivery, in excess of the lesser of: (A) the Maximum Hourly Energy Quantities set forth in Appendix 2 plus any applicable hourly maximums for Negotiated Tier 2 Energy specified in a Negotiated Tier 2 Memorandum, or (B) the Net Energy Load.

(iv) Maximum Quarterly Energy. DYPM shall not be obligated, pursuant to this Agreement, to provide any Energy to IP in any hour if provision of such Energy would cause the sum of the Energy delivered to IP pursuant to this Agreement during the present Quarter to exceed applicable Maximum Quarterly Energy Quantity set forth on Appendix 2 plus any applicable quarterly maximums for Negotiated Tier 2 Energy specified in a Negotiated Tier 2 Memorandum.

(v) Net Load. The Net Load (including the Net Energy Load) shall not be increased due to the failure of any provider of Capacity, Energy, or Ancillary Services under a Qualified Agreement to provide the full amount of Qualified Purchases, and in no event shall DYPM be obligated pursuant to this Agreement to provide any Capacity, Energy, or Ancillary Services to replace such Qualified Purchases.

(vi) Released Capacity. The maximum amounts set forth in Sections 5(f)(ii), (iii), and (iv) shall be reduced by the amount of any Released Capacity and corresponding Energy as provided in Section 5(a)(ii).

(g)	Right to Market Energy and Ancillary Services to Third Parties

(i) DYPM shall be entitled to sell to any other party, consistent with applicable tariffs and/or regulations, Tier 1 Energy and Ancillary Services to which IP is entitled under this Agreement, but does not schedule in any period, for DYPM’s own account and at its own risk, and DYPM shall have no obligation to account to IP for any revenues or profits received by DYPM as a result of such sales; provided, that nothing in this Section 5(g)(i) shall excuse or limit DYPM’s obligation to provide to IP in any period, Tier 1 Capacity, Tier 1 Energy and related Ancillary Services to which IP is entitled under this Agreement.

(ii) In the event there does not exist an LMP Market and Scheduled Energy exceeds Net Energy Load for a given hour, IP shall have the exclusive right to sell such excess Energy to third parties. Without limiting IP’s scheduling and payment obligations hereunder (including the obligation to schedule the Net Load), IP shall not be required to pay to DYPM any revenues received from such sales.

(h)	Limit on IP Purchases of Capacity and Energy from Third Parties

(i) Except as provided in Section 5(h)(ii), IP shall purchase exclusively from DYPM all of IP’s Energy and Capacity requirements to serve the IP Load, except for (a) Qualified Purchases and/or (b) Supplemental Energy or Underscheduled Energy obtained from MISO as provided herein.

(ii) IP shall provide DYPM notice of the term of and amounts of Capacity and amounts of Energy to be purchased under any Qualified Agreement within ten (10) days after IP’s entry into such Qualified Agreement, but in no case later than the effective date of such Qualified Agreement.

(iii) Notwithstanding any provision in this Agreement to the contrary, nothing in this Agreement shall restrict IP’s ability to purchase Capacity, Energy and/or Ancillary Services pursuant to Qualified Agreements.

(i)	DYPM Supply Resources

DYPM shall be free to meet its supply obligations under this Agreement with any combination of Supply Resources chosen by DYPM in DYPM’s sole discretion.

6.	Quality of Energy Supplied by DYPM

All Energy which DYPM shall deliver to IP pursuant to this Agreement, whether generated or procured by DYPM, shall be in the form of three-phase alternating current having a nominal frequency of approximately 60 cycles per second, a harmonic content consistent with the requirements of the Institute of Electrical and Electronic Engineers Standard No. 519, and a voltage content consistent with the guidelines applied by IP to the IP System.

7.	Scheduling

(a)	Scheduling of IP Load

(i) IP shall provide DYPM with a Daily Energy Schedule, no later than 6:30 a.m. CPT of the preceding Business Day, setting forth the aggregated amount of Scheduled Energy during each hour of the applicable Day. IP shall provide DYPM with a Daily A/S Schedule, no later than 6:30 a.m. CPT of the preceding Business Day, setting forth the aggregated amount of Scheduled Ancillary Services during each hour of the applicable Day. If an LMP Market does not exist and IP anticipates that Net Energy Load will be materially different than Scheduled Energy, IP will use its best efforts to communicate such expectations to DYPM at least seventy-five (75) minutes before the hour of delivery; provided, that for purposes of determining Supplemental Energy, Overscheduled Energy, Underscheduled Energy, and any amount payable pursuant to Section 12, only the daily forecast delivered at 6:30 a.m. CPT of the preceding Business Day shall be designated as the Scheduled Energy. If IP does not provide DYPM a Daily Energy Schedule or Daily A/S Schedule for a given Day by the required time, the forecasted Energy or Ancillary Services, as appropriate, specified for the applicable Day in the most recent rolling 10-Day Energy and Ancillary Services forecast, pursuant to Section 7(c), shall be deemed to be the Daily Energy Schedule or Daily A/S Schedule, as applicable.

(ii) IP shall use good faith efforts to ensure that Scheduled Energy and Scheduled Ancillary Services for a given hour shall equal the anticipated Net Load for such hour, subject to the quantity limits set forth in Sections 5(f) and 7(i), and to the provisions of Section 5(h).

(iii) The Daily Energy Schedule or the Daily A/S Schedule can be amended by mutual agreement of the Parties to reflect any Energy or Ancillary Services that may be requested by DYPM, provided that DYPM remains obligated to provide the amounts of Capacity, Energy, and Ancillary Services otherwise required by this Agreement.

(b)	Reserve Nomination/Ancillary Services

As part of the Daily A/S Schedule provided pursuant to Section 7(a), IP shall specify hourly amounts of Tier 1 Capacity to be held as reserves for Spinning Reserves, Non-Spinning Reserves, Regulation and other Ancillary Services consistent with the applicable MAIN and/or MISO tariff requirements and Section 7(i), and shall specify the Load Change Factor for each hour.

(c)	Rolling 10-Day Energy and Ancillary Services Forecast

By 10:00 a.m. CPT each Day, IP shall submit to DYPM a non-binding 10-day forecast of the hourly IP Load including Ancillary Services, to be provided by DYPM under this Agreement.

(d)	Monthly Energy and Ancillary Services Forecast

IP shall submit to DYPM, no later than the fifteenth (15th) day of each month, a non-binding monthly forecast of the hourly IP Load, including Ancillary Services, to be provided by DYPM under this Agreement for the following three months.

(e)	DYPM Daily Resource Schedule

(i) No later than 11:00 a.m. CPT, DYPM shall provide to IP a Daily Resource Schedule for the next Day, identifying Supply Resources sufficient to provide Tier 1 Capacity, Negotiated Tier 2 Capacity, if any, Scheduled Energy and Scheduled Ancillary Services to meet the Scheduled Load.

(ii) The Supply Resources listed on the Daily Resource Schedule shall be Network Resources such that IP can use Network Integration Transmission Service under the IP OATT to move Energy and Ancillary Services provided by DYPM from the Supply Resources to IP’s load busses. IP shall, in cooperation with DYPM, identify the Supply Resources as IP Network Resources pursuant to obtaining Network Integration Transmission Service under the IP and/or MISO OATT. If Alternative Resources are designated by DYPM, DYPM shall provide, in addition to the Alternative Resources identified in the Daily Resource Schedule, the applicable OASIS schedules identifying firm transmission capacity from such Alternative Resources to the Points of Delivery.

(f)	Scheduling with MISO

DYPM and IP shall cooperate in efforts to undertake all actions necessary to schedule transmission of Capacity, Energy, or Ancillary Services: (i) to the Points of Delivery and/or (ii) from the Points of Delivery to the IP Load.

(g)	DYPM Failure to Provide Capacity, Energy, and/or Ancillary Services

(i) Additional Actions. In the event that DYPM fails to provide Energy, and/or Ancillary Services as required by this Agreement, and such failure is not excused pursuant to the terms of this Agreement or applicable law, and is not the result of actions or inactions by IP, DYPM shall promptly procure and/or dispatch sufficient additional Supply Resources to meet such requirements. In the event DYPM fails promptly to procure and/or dispatch such additional Supply Resources as required in the foregoing sentence, IP shall take reasonable actions, consistent with Good Utility Practice, to maintain the balance of electric supply and electric load on the IP System and in the IP Control Area, including obtaining additional Energy, and/or Ancillary Services as necessary to balance electric supply and electric load on the IP System and in the IP Control Area.

(ii) Cover Costs

(y) Capacity. If and to the extent: (A) DYPM fails, for at least five (5) consecutive Days, (i) to identify Supply Resources with Capacity sufficient to meet

Scheduled Load or (ii) to deliver Capacity from Supply Resources identified on a Daily Resource Schedule, and (B) such failure of DYPM (i) is not excused by the terms of this Agreement or applicable law and (ii) is not the result of actions or inactions by IP, then, (1) after consultation with DYPM, IP shall be entitled to purchase Capacity that it reasonably anticipates that DYPM will be unable to supply, provided that any such purchases are communicated to DYPM, and, provided, further, that any such purchases are only to the extent of any such anticipated inability of DYPM to provide capacity, and (2) DYPM shall reimburse IP for the out-of-pocket costs reasonably incurred by IP to obtain replacement Capacity from a third-party on commercially equivalent terms and conditions for the period of such anticipated continuing failure in excess of the amounts IP otherwise would have been obligated to pay DYPM hereunder for such Capacity, including replacement Capacity and firm transmission.

(z) Energy. If and to the extent: (A) DYPM fails to procure and/or dispatch sufficient additional Supply Resources to supply Energy in accordance with Section 7(g)(i), and (B) such failure of DYPM (i) is not excused by the terms of this Agreement or applicable law and (ii) is not the result of actions or inactions by IP, then DYPM shall reimburse IP for the third-party, out-of-pocket costs reasonably incurred by IP to obtain replacement Energy for the period of such failure on commercially equivalent terms and conditions as a result of such failure in excess of the amounts IP otherwise would have been obligated to pay DYPM hereunder for such Energy, including replacement Energy and transmission, Congestion Costs, and related Transmission Losses.

(iii) Documentation Requirements. IP shall provide all supporting documentation reasonably required to substantiate and verify the cover costs described in Section 7(g)(ii).

(iv) CPS1 or CPS2 Violations. If and to the extent IP demonstrates that DYPM has failed to provide Scheduled Ancillary Services as required by this Agreement or otherwise fails to operate Supply Resources in accordance with Operating Limits, and such failure is not excused by the terms of this Agreement or applicable law and is not the result of actions or inactions by IP: (A) DYPM shall reimburse IP for the penalties incurred by IP as a consequence of any resulting CPS1 or CPS2 Violation by IP, and (B) DYPM shall provide any increase in quantities of Ancillary Services required by MAIN or MISO as a consequence thereof, at DYPM’s expense. Except as provided in this Section 7(g)(iv), DYPM shall have no obligation or liability with respect to any CPS1 or CPS2 Violation by IP.

(v) Mitigation. IP shall use commercially reasonable efforts to mitigate the costs incurred in obtaining such replacement Capacity, Energy and/or Ancillary Services, and, for avoidance of doubt, DYPM shall have no obligation to reimburse any costs incurred by IP to obtain quantities of Capacity, Energy, or Ancillary Services in excess of quantity of each class of service required to be provided by DYPM hereunder.

(h)	Dispatch to Serve IP Load and Reliability Dispatch

(i) Except as provided in Section 7(h)(ii), DYPM shall control, cause to be controlled the operation of, or otherwise utilize, the Supply Resources identified by DYPM for providing Capacity, Energy and/or Ancillary Services for purposes of serving the IP Load as required by this Agreement. DYPM shall dispatch such Supply Resources as required by this Agreement in the manner required to support compliance with applicable requirements and guidelines of NERC, MAIN, any other regional reliability council of which the IP System or IP Control Area is a member, and the MISO.

(ii) IP shall be authorized to direct DYPM to dispatch any Primary Resource out of economic dispatch order, subject to the Operating Limits or to any other limits reasonably imposed by DYPM or DMG, if and to the extent such redispatch is necessary in the sole judgment of IP to ensure the reliability of the IP System, to maintain the integrity of the IP System, or to fulfill a requirement of the Open Access Transmission Tariff or other applicable tariff, or a requirement or directive of NERC, MAIN, any other regional reliability council of which the IP System or IP Control Area is a member, or MISO, notwithstanding that such dispatch may be contrary to principles of economic dispatch or to a previously-established planned outage schedule (“Reliability Dispatch”). Notwithstanding the foregoing, in no case shall DYPM be required to operate any Primary Resource in a manner which exceeds the Operating Limits or which, in DYPM’s reasonable judgment, jeopardizes the health or safety of any person or property or the safety or integrity of the Primary Resource. Redispatch of a Primary Resource to provide reactive power support, including emergency redispatch or nonemergency redispatch, is covered in and subject to the Interconnection Agreement.

(iii) DYPM shall be entitled to Reliability Compensation from IP in accordance with Section 12(f) for Reliability Dispatch Energy. IP acknowledges and agrees that this Agreement and the foregoing provisions of this Section 7(h) in particular do not apply to or authorize or allow any action by or direction from IP relating to returning the IP System to normal operation in the event of a whole or partial blackout on the IP System, and that any rights or obligations with respect thereto shall be governed by a separate black start service agreement directly between IP and DMG.

(i)	Ancillary Services

IP shall specify in the Daily A/S Schedule no more than those Ancillary Services necessary to meet the then-applicable MAIN and/or MISO requirements for Ancillary Services for the IP Load, subject to the limitations specified in this Section 7(i), after use of all other sources of Ancillary Services available to IP. DYPM shall be obligated to provide to IP only those Ancillary Services specified in such Daily A/S Schedule. DYPM shall have no obligation under this Agreement to provide reserve sharing services to IP or on IP’s behalf to other entities or otherwise to respond to a reserve-sharing event. IP shall minimize the amount of Ancillary Services required to be provided by DYPM by, in good faith, maintaining or increasing existing customer demand side qualified resources for both spinning and nonspinning reserves and maintaining or increasing the provision of self-supplied Ancillary Services by transmission system customers in effect as of the date of execution of this Agreement. Furthermore, DYPM shall determine the specific Supply Resources from which Ancillary Services will be provided. Unless otherwise specifically set forth in this Agreement, there will be no separate charge for these Ancillary Services not converted to Supplemental Energy or Underscheduled Energy. Beginning on the date, if any, that MISO starts to operate a market for Ancillary Services, IP shall compensate DYPM for the provision of Ancillary Services in excess of the minimum amount required by MAIN or MISO on the date of this Agreement (except as set forth in Section 7(g)(ii)). Reciprocally, beginning on the same date, IP shall be compensated by DYPM for the provision of Ancillary Services less than the minimum amount required by MAIN or MISO on the date of this Agreement. “Ancillary Services” shall consist of the following:

(i) Spinning Reserves. This service is defined as the amount of generation which is on-line and loaded at less than maximum output, ready to serve additional demand and which can be fully applied in 10 minutes in the event of a system contingency.

(ii) Non-Spinning Reserves. This service is defined as the amount of generating capability not connected to the system but capable of serving demand within 10 minutes.

(iii) Regulation. This service is defined as the amount of generating capability in the form of Spinning Reserves necessary to provide for the continuous balancing of resources (generation and interchange) with load. Regulation service is accomplished by committing online generation whose output is raised or lowered (predominantly through the use of automatic generating control equipment) as necessary to follow the moment-by-moment changes in load.

(iv) Frequency Response Service. This service is defined as the amount of generating capability necessary to maintain scheduled interconnection frequency at sixty cycles per second (60 Hertz).

If, however, the services contemplated by the MISO and/or its tariff, including the Ancillary Services provided hereunder, are changed materially from those in effect on the date of this Agreement, the Parties shall cooperate to make conforming changes to this Agreement to fulfill the purposes of this Agreement; provided, that no such changes shall alter the allocation between the Parties of the economic benefits and risks of this Agreement.

8.	Financial Transmission Rights and Financial Flowgate Rights; Congestion Cost

(a)	Congestion Credit

Following the implementation of an LMP Market: (i) DYPM shall reimburse IP for any charges for Congestion Costs imposed by MISO on IP associated with transmitting Tier 1 Energy, Negotiated Tier 2 Energy (if such Negotiated Tier 2 Memorandum provides that DYPM shall be responsible for such Congestion Costs), Supplemental Energy, and Underscheduled Energy from Supply Resources to the IP Load, and (ii) in the event IP holds FTRs or FFRs on DYPM’s behalf, IP shall pass-through to DYPM any financial benefits and financial obligations received from or imposed by MISO associated with holding such FTRs or FFRs on DYPM’s behalf. In accordance with the foregoing sentence, DYPM shall credit or debit IP, as appropriate, for the amount of any such amounts charged or credited by MISO to IP on the True-Up Billing Statement issued following the receipt from MISO of necessary data for completion of such calculations.

(b)	Financial Transmission Rights

(i)	Annual Load Forecast

No later than fifteen (15) Business Days prior to MISO-established deadline for submitting to MISO nominations for FTRs or FFRs, IP shall provide DYPM with an annual forecast of the IP Load, by month. IP shall use its best efforts in developing such load forecast but shall not be responsible to DYPM for any differences between the forecast and actual IP Load.

(ii)	FTR/FFR Nomination

At least two (2) Business Days prior to the MISO-established deadline for submitting to MISO nominations for FTRs or FFRs, DYPM shall provide IP a list of the FTRs and/or FFRs that DYPM wishes IP to have allocated by MISO in order to reduce DYPM’s net liability to reimburse IP for Congestion Costs in accordance with Section 8(a). IP shall include such nominated FTRs and FFRs identified by DYPM in IP’s list of nominated FTRs and FFRs submitted to MISO. IP shall in no way be restricted from nominating FTRs and/or FFRs in addition to those identified by DYPM.

(iii)	FTR/FFR Allocation

IP shall assign to DYPM at no charge (except for any administrative charges assessed by MISO), for the Term of this Agreement, all FTRs and FFRs allocated to IP by MISO that correspond to the nominated FTRs and FFRs requested by DYPM, provided, however, that such FTRs and FFRs may be reduced pro rata to the extent that the quantity of FTRs and FFRs allocated to IP is less than the quantity of FTRs and FFRs nominated by IP; and, provided, further, that FTRs and FFRs so allocated shall be provided first to IP Load served by Qualified Agreements and DYPM pursuant to the provisions of this Agreement, prior to providing any FTRs and FFRs applicable to other IP Load. IP shall be entitled to receive FTRs and/or FFRs associated with Qualified Agreements in the same pro rata manner. In no event shall DYPM have rights to any FTRs or FFRs provided by MISO to IP to the extent such FTRs or FFRs are in effect following the Term of this Agreement. In the event MISO does not permit the assignment of FTRs or FFRs from IP to DYPM, (x) IP shall pass-through to DYPM at no charge all financial benefits provided by MISO to IP as a result of IP holding those FTRs or FFRs as if such FTRs or FFRs had in fact been assigned to DYPM; (y) IP shall pass-through to DYPM all financial obligations imposed by MISO on IP as a result of IP holding those FTRs or FFRs as if such FTRs or FFRs had in fact been assigned to DYPM, including any administrative charges assessed by MISO. DYPM shall provide to IP such forms of credit as MISO may require from IP as a result of IP holding such FTRs or FFRs on DYPM’s behalf.

(iv)	Other FTRs or FFRs

To the extent DYPM utilizes or intends to utilize Alternative Resources to supply the Net Load, and so requests that IP seek, on DYPM behalf, certain FTRs or FFRs from MISO, IP will use reasonable efforts to request such FTRs or FFRs on DYPM’s behalf. If such FTRs or FFRs are unavailable or cannot be obtained despite IP’s reasonable efforts, IP shall notify DYPM as soon as practicable, and DYPM will reimburse IP for any Congestion Costs and related Transmission Losses arising from DYPM’s use of such Alternative Resources rather than Primary Resources for delivery of its supply obligations hereunder. DYPM shall bear all costs, if any, related to obtaining FTRs or FFRs pursuant to this Section 8(b)(iv).

9.	Metering and Meters

(a)	Metering

(i) All Energy delivered by DYPM to IP from a Primary Resource shall be metered at the existing meter installations located at the Metering Points. Such metering installations shall be provided, installed and maintained pursuant to the Interconnection Agreement. Such meters shall be kept under seal, and such seals shall be broken only by DYPM and only when the meters are to be tested or adjusted.

(ii) At IP’s option and expense, back-up meters may be installed at any Metering Point. Back-up meters shall be installed, owned, tested and maintained in accordance with procedures to be agreed upon by the Parties.

(b)	Meter Testing and Inaccuracies

The meters shall be tested, any adjustments to the billing statements shall be made, and records relating to the meters shall be maintained, as provided in Sections 11.3 through 11.7 of the Interconnection Agreement, which Sections are incorporated herein by reference, mutatis mutandis.

10.	Billing and Payment

(a)	Semi-Monthly Billing Statements and Payments

(i)	Semi-Monthly Billing Statements

DYPM shall provide to IP, on the fifteenth (15th) day of a month or, if such date is not a Business Day, on the next succeeding Business Day, a Semi-Monthly Billing Statement setting forth: (A) one-half of the monthly charge for Tier 1 Capacity and Negotiated Tier 2 Capacity, if any, for that month; (B) the total MWh of Tier 1 Energy reflected in the Daily Energy Schedules for the first through fifteenth (15th) days of that month, (C) if applicable, the price charged by DYPM for any Negotiated Tier 2 Energy as well as the total MWh of Negotiated Tier 2 Energy reflected in the Daily Energy Schedules for the first through fifteenth (15th) days of that month, and (D) based on the information provided in clauses (A) through (C) of this Section 10(a), the total amount due from IP to DYPM as a Semi-Monthly Payment for the first through fifteenth (15th) days of that month.

DYPM shall provide to IP, on the last day of a month or, if such date is not a Business Day, on the next succeeding Business Day, a Semi-Monthly Billing Statement setting forth: (w) one-half of the monthly charge for Tier 1 Capacity and Negotiated Tier 2 Capacity, if any, for that month; (x) the total MWh of Tier 1 Energy reflected in the Daily Energy Schedules for the sixteenth (16th) through last days of that month, (y) if applicable, the price charged by DYPM for any Negotiated Tier 2 Energy as well as the total MWh of Negotiated Tier 2 Energy reflected in the Daily Energy Schedules for the sixteenth (16th) through last days of that month, and (z) based on the information provided in clauses (w) through (y) of this Section 10(a), the total amount due from IP to DYPM as a Semi-Monthly Payment for the sixteenth (16th) through last days of that month.

  (ii) Semi-Monthly Payment

On or before the third (3rd) Business Day following provision of a Semi-Monthly Billing Statement by DYPM to IP, IP shall pay DYPM, by electronic funds transfer, the total amount due from IP to DYPM as specified in such Semi-Monthly Billing Statement (a “Semi-Monthly Payment”); provided, however, that IP may reduce the amount paid as a result of a good faith dispute with the information provided in the Semi-Monthly Billing Statement, to the extent of the amount disputed as provided in Section 10(e).

(b)	Provision of Final Monthly Data to DYPM

On or before the fifth (5th) Business Day of a calendar month, IP and DYPM shall exchange all data in their respective possessions reasonably necessary to calculate the True-Up Monthly Billing Statement to be prepared by DYPM hereunder; provided, however, that IP shall provide to DYPM all information necessary to calculate Supplemental Energy, Overscheduled Energy, and Underscheduled Energy as soon as provided by MISO to IP.

(c)	True-Up Billing Statements

DYPM shall prepare True-Up Billing Statements under this Agreement no more frequently than once per calendar month. True-Up Billing statements shall show all usage amounts, unit charges and billing calculations used in calculation of such True-Up Billing Statement, including the following items:

(i) Tier 1 Capacity and Negotiated Tier 2 Capacity, in MW.

(ii) Tier 1 Energy, Negotiated Tier 2 Energy, Supplemental Energy, Overscheduled and Underscheduled Energy, by hour and in total, in MWh (specifying the amount of each determined, as applicable, through meter readings or, for Energy delivered from Alternative Resources, through schedules).

(iii) Scheduled Energy, by hour and in total, in MWh.

(iv) Reliability Dispatch Energy, separated into incremental Energy and decremental Energy, by hour and in total, in MWh.

(v) Tier 1 Capacity Price in $/kW-month, Negotiated Tier 2 Capacity Price, Negotiated Tier 2 Energy Price, Tier 1 Energy Price, and Supplemental Energy Price, in $/MWh.

(vi) Daily On-Peak Index, PJM Hourly On-Peak Price, Shaped Daily On-Peak Index, in $/MWh.

(vii) In the event an LMP Market exists, the IP Zonal Price and the LMP at each Point of Delivery, for all hours, in $/MWh.

(viii) Charges for Tier 1 Capacity and Tier 1 Energy, in accordance with Section 12(a).

(ix) Charges for Negotiated Tier 2 Capacity and Negotiated Tier 2 Energy, if applicable, in accordance with Section 12(b).

(x) Charges relating to Supplemental Energy, in accordance with Section 12(c).

(xi) Charges or surcharges relating to Underscheduled Energy, in accordance with Section 12(d).

(xii) Surcharges relating to Overscheduled Energy, in accordance with Section 12(e).

(xiii) Reliability Compensation, in accordance with Section 12(f).

(xiv) Charges or credits for Congestion Costs, in accordance with Section 8(a), as well as sub-components leading to such charges or credits.

(xv) Credits for the cost of any replacement Capacity or Energy obtained by IP during such month, in accordance with Section 7(g)(ii).

(xvi) Congestion Costs and Transmission Losses for deliveries from Alternative Resources.

(xvii) Financial benefits provided by MISO to IP as a result of IP holding FTRs or FFRs on DYPM’s behalf, in accordance with Section 8(a).

(xviii) Financial obligations imposed by MISO on IP as a result of IP holding FTRs or FFRs on DYPM’s behalf, in accordance with Section 8(a).

(xix) Administrative charges assessed by MISO as a result of IP holding FTRs or FFRs on DYPM’s behalf, in accordance with Sections 8(b)(iii) and 8(b)(iv).

(xx) Total amount of Semi-Monthly Payments made by IP to DYPM pursuant to Section 10(a).

(xxi) Net payment due from IP to DYPM or net credit due from DYPM to IP.

Net payment due from IP to DYPM pursuant to a True-Up Billing Statement shall be due on the due date of the next Semi-Monthly Payment that occurs at least five (5) Business Days after such True-Up Billing Statement was provided to IP. If the IP Load is recalculated, or if any other amount required to prepare a True-Up Billing Statement is recalculated or restated not more than twelve (12) months after the date of such True-Up Billing Statement, the True-Up Billing Statement shall be recalculated and adjusted in a subsequent True-Up Monthly Billing Statement after such recalculation.

(d)	Interest on Late Payments

Amounts due from one Party to the other and not paid by the due date specified in Sections 10(a)(ii), 10(c), or 10(i), as applicable, shall bear interest at the prime rate posted by BankOne Illinois, or its corporate successor, from the due date until the date of payment. Any amount paid by one Party to the other that is later determined to have been in excess of the payment due shall accrue interest at such rate from the date payment was made until the date such overpayment is returned or credited to the Party owed.

(e)	Billing Disputes

(i) If DYPM or IP disputes in good faith any data provided by the other Party pursuant to this Section 10, or if IP disputes any portion of the any bill prepared pursuant to this Section 10, the Party disputing the data or bill shall provide written notice of the portion of the data or bill which is disputed to the other Party. IP shall pay the undisputed portion of such bill. Payment of the disputed amount or any billing adjustment which is necessary as a result of this Section 10(e) shall not be required until the dispute is resolved. The Parties shall use diligent, good faith efforts to resolve such dispute as promptly as possible. Disputes arising under this Section 10(e) which have not been resolved within thirty (30) days following notice of the dispute to the other Party shall be resolved in accordance with Section 14.

(ii) Upon resolution of the dispute, any required payment shall be made within two (2) Business Days of such resolution along with interest as described in Section 10(d) from and including the due date but excluding the date paid. Any dispute with respect to data or a bill is waived unless the other Party is notified in accordance with Section 10(e)(i) within twelve (12) months of the date of such bill.

(f)	Right of Set-Off

(Reserved.)

(g)	Maintenance of Records

IP and DYPM shall keep and maintain all records and calculations supporting each billing statement submitted to IP (including all supporting data which was provided by DYPM) for three (3) years following the date the billing statement was submitted to IP.

(h)	Audit Rights

(i) IP shall be entitled to cause independent audits to be performed of the billing statements provided by DYPM in accordance with this Section 10, including supporting documentation and calculations. Similarly, each Party shall be entitled to cause independent audits to be performed of the data provided by the other Party in accordance with this Section 10, including supporting documentation and calculations. Such audits (collectively, “Audits”) may be performed at the request of each Party no more than once in a calendar year, unless the Party being audited consents to more frequent Audits, and shall cover all monthly data or billing statements prepared by IP or DYPM, respectively, subsequent to the last preceding Audit, if any. Within twelve (12) months following termination of this Agreement, either Party shall be entitled to cause an Audit to be performed applicable to the time period subsequent to the last preceding Audit, if any.

(ii) Such Audits shall be conducted by an independent auditor selected by the Party invoking its right to audit pursuant to this Section 10(h). The Party being audited shall give the independent auditor access to all records, calculations and work papers necessary for the auditor to audit and verify the accuracy of the data or monthly billing statements prepared, as applicable. The independent auditor shall establish such procedures as are necessary to prevent any market information or other confidential information of one Party from being disclosed to the other Party, and shall agree in writing as a condition of engagement not to disclose any such information to the Party invoking its right to audit pursuant to this Section 10(h). Any amount which the auditor finds, as a result of an error in a monthly data or billing statements provided by one Party to the other, to be owed from one Party to the other Party shall be paid by the Party owing such amount within thirty (30) days following the date of the auditor’s report, with interest at the rate determined in accordance with Section 10(d) from the date payment was originally due on the monthly billing statement which the auditor finds to have been in error or the date paid or repaid.

(i)	True-Up Billing Statement Applicable to Final Month of Term

No later than ten (10) Business Days following receipt by DYPM from MISO and IP of all data necessary to calculate a True-Up Billing Statement covering the final month of the Term of this Agreement, DYPM shall provide to IP a True-Up Billing Statement covering: (i) the period between the month covered by the most recently provided True-Up Billing Statement and the final month of the Term, and (ii) the final month of the Term. Solely with regards to the True-Up Billing Statement provided in accordance with this Section 10(i), the Party owing money shall pay to the other Party the undisputed amount indicated on such True-Up Billing Statement, by electronic funds transfer, on or before the fifth (5th) Business Day following presentation of the billing statement to IP.

11.	Force Majeure Events

(a)	Occurrences Constituting Force Majeure Events

A “Force Majeure Event” means an event or circumstance which prevents a Party from performing its obligations under this Agreement, which event or circumstance is not within the reasonable control of, or the result of the negligence of such Party, and which, by the exercise of due diligence, such Party is unable to overcome or avoid or cause to be avoided, including: (i) explosion or fire not caused by the negligence of the Party claiming force majeure, (ii) flood, earthquake, storm or other revulsions of nature or natural calamity or Act of God, (iii) war, insurrection, riot or civil disobedience or unrest, (iv) acts of sabotage, or (v) any other event, occurrence or circumstance beyond the reasonable control of the affected party, whether or not of the same class or character as those enumerated in this sentence; provided, however, that equipment failure shall not constitute a Force Majeure Event.

(b)	Invocation of Force Majeure Condition

A Force Majeure Condition shall exist only upon declaration thereof by a Party by written or oral notice to the other Party (with any such oral notice to be promptly confirmed in writing) that a Force Majeure Event has occurred or is occurring. Such notice shall be given by the Party claiming a Force Majeure Condition to the other Party as soon as practicable after the Force Majeure Event occurs. Such written notice or, if oral notice is given, the written confirmation thereof, shall provide all relevant particulars about the Force Majeure Event, including the anticipated duration of the Force Majeure Condition.

(c)	Consequences of Force Majeure Condition

(i) During a Force Majeure Condition, and to the extent a Party’s performance is prevented by a Force Majeure Event, the Party claiming a Force Majeure Condition shall have no obligation to supply or receive Capacity, Energy or Ancillary Services to or from the other Party, or from the Supply Resources affected by the Force Majeure Condition, and shall have no obligation to supply or reimburse the other Party for any replacement Capacity, Energy or Ancillary Services therefore. In the event DYPM claims a Force Majeure Condition, any Tier 1 Capacity and Negotiated Tier 2 Capacity to which IP was otherwise entitled during the period that the Force Majeure Condition is in effect shall be reduced by the amount of the Capacity affected by the Force Majeure Condition, with such amount of affected Capacity being first allocated to Negotiated Tier 2 Capacity and then to Tier 1 Capacity, up to the total amount of Capacity affected by the Force Majeure Event. The Tier 1 Energy, Negotiated Tier 2 Energy and amount of Ancillary Services required to be provided by DYPM shall be reduced on a ratable basis.

(ii) During a Force Majeure Condition, IP’s obligation to pay Capacity charges pursuant to Sections 12(a) and 12(b) shall be reduced pro rata by the ratio of the Capacity rendered unavailable to the sum of the Tier 1 Capacity and the Negotiated Tier 2 Capacity, for the month or months, or portions thereof, during which the Force Majeure Condition continues.

(iii) Any Party claiming a Force Majeure Condition shall and shall cause its affiliates or, where applicable, other unit owners or operators, to exercise all reasonable efforts to terminate or resolve a Force Majeure Condition, and such Party shall make periodic reports to the other Party on the status of the Force Majeure Condition and the anticipated date for its resolution or termination.

(iv) Neither a Force Majeure Event nor a Force Majeure Condition shall suspend either Party’s obligation to make payments already accrued.

12.	Pricing and Payments

For each calendar month, IP will pay the following amounts:

(a)	Tier 1 Capacity Charges and Tier 1 Energy Charges

(i) Tier 1 Capacity Charges. IP shall pay DYPM a charge for Capacity for each calendar month equal to: (A) 2,800 MW (as adjusted for any Released Capacity as provided in Section 5(a)(ii), multiplied by (B) the Tier 1 Capacity Price, multiplied by (C) a conversion factor of 1,000 kW per MW.

(ii) Tier 1 Energy Charges. IP shall pay DYPM a charge for Tier 1 Energy for each calendar month equal to the sum, for each hour of such calendar month, of product of: (A) the Tier 1 Energy Price, multiplied by (B) the Scheduled Energy for such hour.

(b)	Negotiated Tier 2 Capacity Charges and Negotiated Tier 2 Energy Charges

IP shall pay DYPM for any Negotiated Tier 2 Capacity and/or Negotiated Tier 2 Energy purchased by IP in a calendar month at the prices set forth in the Negotiated Tier 2 Memorandum applicable to such transaction or transactions.

(c)	Supplemental Energy Charges

(i) For each hour in which an LMP Market exists, IP shall purchase Supplemental Energy from MISO at the IP Zonal Price. If the IP Zonal Price for such Supplemental Energy for such hour exceeds the Tier 1 Energy Price, DYPM shall pay IP an amount equal to the product of: (w) such excess in price and (x) the amount of such Supplemental Energy for such hour. If the Tier 1 Energy Price exceeds the IP Zonal Price for such Supplemental Energy for such hour, IP shall pay DYPM an amount equal to the product of: (y) such excess in price and (z) the amount of such Supplemental Energy for such hour.

(ii) For each hour in which no LMP Market exists, IP shall purchase Supplemental Energy from DYPM at the Tier 1 Energy Price.

(d)	Underscheduled Energy Charges and Surcharges

(i) For each hour in which an LMP Market exists, IP shall purchase Underscheduled Energy from the MISO at the IP Zonal Price, and IP shall pay DYPM a surcharge for Underscheduled Energy equal to: (y) the amount of Underscheduled Energy, multiplied by (z) the positive difference, if any, of the Tier 1 Energy Price less the IP Zonal Price for such hour.

(ii) For each hour in which no LMP Market exists, IP shall purchase Underscheduled Energy from DYPM, at the following prices: (A) for On-Peak Hours, the price for Underscheduled Energy shall be the Surcharge Factor multiplied by the Shaped Daily OnPeak Index applicable to such hour; and (B) for Off-Peak Hours, the price for Underscheduled Energy shall be the Tier 1 Energy Price.

(e)	Overscheduling Surcharge

(i) For each hour in which an LMP Market exists, IP shall pay DYPM a surcharge for Overscheduled Energy equal to: (y) the amount of Overscheduled Energy, multiplied by (z) the positive difference, if any, of the IP Zonal Price for such hour less the Tier 1 Energy Price.

(ii) For each On-Peak hour in which no LMP Market exists, IP shall pay DYPM a surcharge for Overscheduled Energy equal to: (A) the amount of Overscheduled Energy multiplied by (B) the positive difference, if any, equal to (y) the Surcharge Factor multiplied by the Shaped Daily On-Peak Index applicable to such hour, minus (z) the Tier 1 Energy Price. There shall be no surcharge paid by IP to DYPM for Overscheduled Energy during Off-Peak hours in which no LMP Market exists, other than any charge paid by IP to DYPM for Scheduled Energy owing to the fact that all Overscheduled Energy is also Scheduled Energy.

(f)	Reliability Compensation

In the event no LMP Market exists, for each event of Reliability Dispatch requested by IP, MAIN, or MISO requiring incremental or decremental Energy or Ancillary Services production from a given Primary Resource, IP shall reimburse DYPM for the following costs associated with such Reliability Dispatch.

(i) If such Reliability Dispatch requires incremental Energy production from a Primary Resource, IP shall reimburse DYPM in the amount of 110% of DYPM’s actual startup, variable operations and maintenance, and fuel costs associated with the startup or incremental Energy production from such Primary Resource.

(ii) If such Reliability Dispatch requires decremental Energy production from a Primary Resource and an equal amount of incremental Energy production from another Primary Resource, IP shall reimburse DYPM in the amount of any increased costs of Energy production as a result of such changes in Energy production levels on account of such Reliability Dispatch.

(iii) If such Reliability Dispatch requires decremental Energy production from a Primary Resource and DYPM is unable or not permitted to increment Energy production of another Primary Resource, IP shall reimburse DYPM in the amount of the margin foregone (revenues minus incremental production costs) by DYPM for existing Energy schedules with one or more third-parties as a result of such Reliability Dispatch.

(g)	Unmetered Energy

IP shall compensate DYPM for Unmetered Energy based on the estimated annual amounts in MWh provided on Appendix 6 and a price of $30/MWh. Unmetered Energy is not subject to the scheduling provisions of Section nor shall Unmetered Energy be considered Tier 1 Energy.

(h)	Sample Calculation

A sample calculation of charges for Tier 1 Energy, Overscheduled Energy, Supplemental Energy, and Underscheduled Energy is attached as Appendix 5. In the event of any conflict between Appendix 5 and the terms of this Agreement, the terms of this Agreement shall govern.

13.	Events of Default, Liability and Remedies

(a)	Defaults

Subject to Sections 11, 13(c), and 13(f), and any other applicable provision of this Agreement, any of the following shall constitute an “Event of Default”:

(i) Either Party’s failure to discharge or perform any material duty or obligation under this Agreement other than those instances set forth in clauses (ii) through (vi) of this Section 13(a), which failure is not cured within 20 days after receipt of notice from the nondefaulting Party describing such Event of Default;

(ii) Either Party’s failure to pay any undisputed amount due and payable under this Agreement, which failure is not cured through payment of such undisputed amount within two (2) Business Days after receipt of notice from the non-defaulting Party describing such Event of Default and demanding payment;

(iii) Failure of DYPM to provide Capacity, Energy, or Ancillary Services in accordance with this Agreement resulting in the obligation of DYPM to pay IP at least twenty-five million dollars ($25,000,000) pursuant to Section 7(g)(ii) over any consecutive three (3) months during the Term;

(iv) Either Party or its Guarantor becomes Bankrupt;

(v) Either Party fails to provide and maintain the Security Guaranty required hereunder within two (2) Business Days after receipt of notice from the non-defaulting Party describing such Event of Default and demanding such Security Guarantee; and

(vi) Either Party’s corporate status is dissolved and not reinstated within thirty (30) days after such dissolution or, if such dissolution was inadvertent, within thirty (30) days after discovery of such dissolution.

(b)	Indemnification

Subject to Sections 11, 13(c), and 13(f), and any other applicable provision of this Agreement: (i) DYPM shall not be liable for, and IP shall indemnify DYPM from and against, any and all claims, damages, liabilities or expenses, whether suffered or incurred by DYPM or by some other person or entity, resulting from or caused by IP’s gross negligence or willful misconduct; (ii) IP shall not be liable for, and DYPM shall indemnify IP from and against, any and all claims, damages, liabilities or expenses, whether suffered or incurred by IP or by some other person or entity, resulting from or caused by the gross negligence or willful misconduct of DYPM; and (iii) if IP and DYPM are held jointly and severally liable for any claim, damage, liability or expense of any third party, a right of contribution shall exist as between IP and DYPM.

(c)	No Consequential or Punitive Damages

Notwithstanding any other provision in this Agreement to the contrary, in no event or any circumstances shall either Party be liable to the other for any special, incidental, indirect, consequential (including loss of profit, loss of use, claim of liability on account of any business interruption of the injured Party, or claims of customers), punitive or exemplary damages, whether such claim, damage, liability, expense or loss is based on contract, warranty or tort (including intentional acts, errors or omissions, negligence, indemnity, strict liability or otherwise).

(d)	Warranty Disclaimer

EXCEPT AS SET FORTH IN SECTION 6, DYPM MAKES NO WARRANTIES (EXPRESS OR IMPLIED) WITH REGARD TO THE ENERGY, CAPACITY OR ANCILLARY SERVICES SOLD OR PROVIDED PURSUANT TO THIS AGREEMENT, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

(e)	Remedies

(i) If an Event of Default has occurred, the non-defaulting Party, at its discretion, may take either of the following actions:

(A) In the case of clauses (ii), (iii), (iv) or (v) of Section 13(a), immediately terminate this Agreement;

(B) In the case of clauses (i) or (vi) of Section 13(a), proceed pursuant to the dispute resolution procedures set forth in Section 14;

(ii) The rights and remedies herein provided in case of an Event of Default or other breach shall be exclusive and in lieu of all other rights and remedies existing at law or in equity.

(f)	Exclusive Remedy

NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY AND TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE REMEDIES SET FORTH IN SECTIONS 7(g) SHALL BE IP’S EXCLUSIVE REMEDIES AND DYPM’S EXCLUSIVE LIABILITY FOR ANY FAILURE OF DYPM TO PROVIDE CAPACITY, ENERGY OR ANCILLARY SERVICES REQUIRED BY THIS AGREEMENT.

14.	Dispute Resolution

(a)	Administrative Committee Procedure

If any dispute or disagreement arises out of or relates to matters concerning this Agreement or the breach, termination or validity thereof (“Dispute”), and, if applicable, a Party has not elected a remedy provided for in Sections 7(g) or 13(e), at the written request of either Party, the Dispute shall be referred to an officer of each Party, who shall attempt to timely resolve the disagreement. If such representatives can resolve the disagreement, such resolution shall be reported in writing to and shall be binding upon the Parties. If such representatives cannot resolve the disagreement within thirty (30) days after the date of a notice requesting such referral, or if a Party fails to appoint a representative within ten (10) days after the date of a notice requesting such referral, then, at the election of either Party, the matter shall proceed to arbitration as provided in Section 14(b).

(b)	Arbitration

If the Parties are unable, pursuant to Section 14(a), to resolve a Dispute arising on a matter pertaining to this Agreement, such Dispute shall be settled by arbitration and any award issued pursuant to such arbitration may be enforced in any court of competent jurisdiction. Either Party may commence arbitration by serving written notice thereof on the other Party, which notice shall designate the issue(s) to be arbitrated, the specific provisions of this Agreement under which such issues arose and such Party’s proposed resolution of such issue(s). Representatives from IP and DYPM shall meet for the purpose of jointly selecting an arbitrator within ten (10) days after the effective date of such notice. If no arbitrator has been selected within twenty (20) days of the date of such notice, then an arbitrator shall be selected in accordance with the procedures of the American Arbitration Association. Whether selected by the Parties or in accordance with the procedures of the American Arbitration Association, the arbitrator shall have qualifications and experience in an occupation, profession or discipline relevant to the subject matter of the Dispute. Any such arbitration shall be conducted in accordance with the commercial arbitration rules of the American Arbitration Association in effect on the date of such notice other than as specifically modified herein. The arbitrator shall be bound by the provisions of this Agreement, where applicable, and shall have no authority to modify such provisions in any manner. The arbitrator shall render a decision resolving the Dispute in a manner which is equitable under the facts and circumstances and in light of the applicable provisions of this Agreement, and which may include a monetary award to a Party or a directive that a Party take certain actions or refrain from certain actions, but shall have no authority to fashion any other type or form of relief; provided, that nothing in this Section 14(b) shall preclude the arbitrator from rendering a decision which adopts the resolution of an issue proposed by one of the Parties. The decision of the arbitrator shall be final and binding upon both Parties, and a Party may have any court having jurisdiction over the Parties enter judgment in accordance with the arbitrator’s award.

(c)	Obligations to Pay Charges and Perform Other Obligations

Except as to such matters with respect to which a Party has elected the remedy provided by Sections 13(e) or 7(g), if a Dispute should arise on any matter which is not resolved as provided in Section 14(a), then, pending resolution of the Dispute by arbitration pursuant to Section 14(b), DYPM shall continue to operate the Primary Resources and otherwise perform its obligations hereunder in a manner consistent with the applicable provisions of this Agreement, and IP shall continue to pay all charges required and perform all other obligations in accordance with the applicable provisions of this Agreement.

15.	Security Guarantee

(a)	By DYPM in Favor of IP

DYPM shall post a Security Guarantee with and in favor of IP in the aggregate amount of $5,000,000 to ensure the timely performance of DYPM’s obligations to deliver Capacity and Energy to IP in accordance with the terms of this Agreement, including any obligation of DYPM arising under this Agreement to pay money to IP. Such Security Guarantee shall, at DYPM’s option, consist of one of the following: (i) an irrevocable letter of guaranty issued by DYPM’s Guarantor, in the form of Appendix 4, (ii) a Letter of Credit, or (iii) cash or an irrevocable guaranty or bond issued by a bank, insurance company, other financial institution or other Guarantor of acceptable creditworthiness to IP, in each case in favor of IP; provided, that in the event of a Downgrade Event with respect to DYPM’s Guarantor, if any (or until such Guarantor shall be Investment Grade), DYPM shall, within 15 days following the date of such Downgrade Event, post the full amount of the Security Guarantee in accordance with clauses (a)(ii) or (a)(iii) of this Section 15 and shall maintain the full amount of the Security Guarantee in accordance with clauses (a)(ii) or (a)(iii) of this Section 15 for the duration of such Downgrade Event.

(b)	By IP in Favor of DYPM

IP shall post a Security Guarantee with and in favor of DYPM in the aggregate amount of $25,000,000 to ensure the timely performance of IP’s obligations to DYPM in accordance with the terms of this Agreement, including any obligation of IP arising under this Agreement to pay money to DYPM. Such Security Guarantee shall, at IP’s option, consist of one of the following: (i) an irrevocable letter of guaranty issued by IP’s Guarantor, in the form of Appendix 4, (ii) a Letter of Credit, or (iii) cash or an irrevocable guaranty or bond issued by a bank, insurance company, other financial institution or other Guarantor, of acceptable creditworthiness to DYPM, in each case in favor of DYPM; provided, that in the event of a Downgrade Event with respect to IP’s Guarantor, if any, IP shall, within 15 days following the date of such Downgrade Event, post the full amount of the Security Guarantee solely in accordance with option (ii) or (iii) and shall maintain the full amount of the Security Guarantee solely in accordance with option (ii) or (iii) for the duration of such Downgrade Event.

(c)	Costs of Security Guarantee

Costs of a Security Guarantee shall be borne by the applicant for such Security Guarantee.

16.	Sale, Assignment, Mortgage or Pledge

(a)	Sale or Assignment or Rights and Obligations

Neither Party may assign its rights or obligations under this Agreement to a third party without the express written consent of the other Party, which may not be unreasonably withheld.

(b)	Consent to Mortgage or Pledge

Notwithstanding any limitations on sale, lease, transfer or assignment imposed by Section 16(a), IP hereby consents to the mortgage, pledge or refinancing of any Primary Resource or Primary Resources, or of this Agreement, by DYPM or DMG including the creation of a security interest in any Primary Resource or Primary Resources or in this Agreement in, favor of any Lenders. IP further agrees to execute documentation to evidence such consent; provided that IP shall have no obligation to waive any of its rights under this Agreement. IP further acknowledges that any such mortgage, pledge, refinancing or creation of security interest may require the recognition of certain rights of Lenders in the underlying documents, including:

(i) that this Agreement shall not be amended or terminated (except for termination permitted pursuant to the terms of this Agreement) without the consent of the Lenders;

(ii) that, without extending any cure period set forth in this Agreement, Lenders shall be given notice of, and the same opportunity to cure, any breach or default of this Agreement by DYPM;

(iii) that, if a Lender forecloses, takes a deed in lieu thereof or otherwise exercises its remedies pursuant to any security documents, then IP shall, at such Lender’s request, continue to perform all of its obligations hereunder, and Lender or its nominee may perform in the place of DYPM, and may assign this Agreement to another party in place of DYPM (provided either (A) such proposed assignee is creditworthy (or posts a Security Guarantee as contemplated hereunder) and possesses or acquires through an operator experience and skill in the operation of electric generation plants similar in nature to the Primary Resources, or (B) IP consents to the assignment to such proposed assignee, which consent shall not be unreasonably withheld, it being understood that IP may, in deciding whether to grant such consent, take into account the creditworthiness and the electric generation plant experience and skill of the proposed assignee or its Guarantor), and enforce all of DYPM’s rights and obligations under this Agreement;

(iv) that neither Lender(s) nor its nominee shall have liability under this Agreement except to the extent any such Lender or its nominee elects to perform DYPM’s obligations as contemplated by paragraph (iii) above;

(v) that IP shall accept performance in accordance with this Agreement by Lender(s) or its (their) nominees;

(vi) that IP shall make all payments to an account designated by Lender(s); and

(vii) that IP shall make such representations and warranties to Lender(s) as Lender(s) may reasonably request with regard to: (A) IP’s corporate existence, (B) IP’s corporate authority to execute, deliver and perform this Agreement, (C) the binding nature of this Agreement on IP, (D) receipt of regulatory approvals by IP with respect to its performance under this Agreement, and (E) whether any defaults by DYPM are known by IP to then exist under this Agreement.

17.	Governing Law

This Agreement shall be deemed to be an Illinois contract and shall be construed in accordance with and governed by the laws of the State of Illinois without regard to its conflict of laws provisions.

18.	Notices

Unless otherwise provided in this Agreement, any notice, consent or other communication required to be made under this Agreement shall be in writing and shall be delivered to the address set forth below or such other address as the receiving Party may from time to time designate by written notice:

If to IP, to:

 Illinois Power Company

 500 South 27th Street

 Decatur, Illinois 62525

 Attention: President

If to DYPM, to:

 Dynegy Power Marketing, Inc.

 1000 Louisiana Street, Suite 5800

 Houston, Texas 77002

 Attention: Senior Vice President

All notices shall be effective when received.

19.	Confidentiality

Each Party agrees that it will treat in confidence this Agreement and all documents, materials and other information which it shall have obtained regarding the other Party during the course of the negotiations leading to, and its performance of, this Agreement (whether obtained before or after the Effective Date), each Party shall return to the other Party all copies of any nonpublic documents and materials which may have been furnished in connection herewith. This Agreement and such documents, materials and information shall not be communicated to any third party (other than a Party’s counsel, accountants, financial advisors, corporate parents, affiliates, officers, directors or employees thereof, or in connection with the sale or assignment or financing or refinancing of such Party or its affiliates or a Primary Resource or Primary Resources or this Agreement if DYPM or IP (as the case may be) has given prior notice to the other Party and entered into a confidentiality agreement satisfactory to the other Party with the proposed recipient of the information). The obligation of each Party to treat such documents, materials and other information in confidence shall not apply to any information which: (i) is or becomes available to such Party from a source other than the other Party, (ii) is or becomes available to the public other than as a result of disclosure by such Party or its agents, (iii) is required to be disclosed under applicable law or judicial process, but only to the extent it must be disclosed, or (iv) such Party reasonably deems necessary to disclose to obtain any of the consents or approvals contemplated hereby.

20.	Miscellaneous Provisions

(a)	Non-Waiver

The failure of either Party to insist in any one or more instances upon strict performance of any provisions of this Agreement, or to take advantage of any of its rights hereunder, shall not be construed as a waiver of any such provisions or the relinquishment of any such right or any other right hereunder, which shall remain in full force and effect.

(b)	Third Party Beneficiaries

This Agreement is intended solely for the benefit of the Parties hereto. Nothing in this Agreement shall be construed to create any duty to, or standard or care with reference to, or any liability to, any person or entity not a Party to this Agreement.

(c)	No Association, Partnership or Joint Venture

This Agreement shall not be interpreted or construed to create an association, joint venture or partnership between the Parties or to impose any partnership obligation or liability upon either Party. DYPM is an independent contractor and neither Party shall have any right, power or authority to enter into any agreement or undertaking for, or to act on behalf of, or to act as or be an agent or representative of, or otherwise bind, the other Party, unless, and only to the extent that, such right, power and authority is expressly provided for in this Agreement.

(d)	Survival of Obligations

Cancellation, expiration or earlier termination of this Agreement shall not relieve the Parties of obligations that by their nature should survive such cancellation, expiration or termination, including exclusion of warranties and remedies, exclusions of consequential damages, limitations on liability, audits, promises of indemnity, and confidentiality.

(e)	Successors and Assignees

This Agreement shall inure to the benefit of and be binding upon the successors and permitted assignees of the Parties.

21.	Amendments

No amendments or changes to this Agreement shall be binding unless made in writing and duly executed by both Parties.

22.	Entire Agreement

This Agreement supersedes all previous representations, understandings, negotiations and agreements either written or oral between the Parties hereto or their representatives with respect to the subject matter hereof and constitutes the entire agreement of the Parties with respect to the subject matter hereof.

23.	FERC Standard of Review

Absent the agreement of the Parties to the proposed change, the standard of review for changes to this Agreement specifying the rate(s) or other material economic terms and conditions agreed to by the Parties herein, whether proposed by a Party, a non-party or FERC acting sua sponte, shall be the “public interest” standard of review set forth in United Gas Pipe Line Co. v. Mobile Gas Service Corp., 350 U.S. 332 (1956), and Federal Power Commission v. Sierra Pacific Power Co., 350 U.S. 348 (1956) (the “Mobile-Sierra” doctrine).

24.	Severability

The Parties agree that in the event that any portion of this Agreement is determined to be invalid, illegal or unenforceable for any reason, the remaining portions of this Agreement shall be unaffected and unimpaired thereby, and shall remain in full force and effect, to the fullest extent permitted by applicable law, and the Parties shall negotiate in good faith to amend this Agreement to affect the intent of the Parties in entering into this Agreement.

IN WITNESS WHEREOF the Parties hereto, by their duly authorized representatives, have caused this Agreement to be executed on the date first written above.

ILLINOIS POWER COMPANY		DYNEGY POWER MARKETING, INC.

By:	/s/ Warner L. Baxter	By:	/s/ Alec G. Dreyer
Name:	Warner L. Baxter	Name:	Alec G. Dreyer
Title:	Executive Vice President and Chief Financial Officer	Title:	President

LIST OF APPENDICES

Appendix 1: Monthly Tier 1 Capacities

Appendix 2: Maximum Energy Quantities

Appendix 3: Design Limits of Primary Resources

Appendix 4: Form of Guaranty

Appendix 5: Sample Calculation of Charges

Appendix 6: Unmetered Energy Amounts

Appendix 1

Monthly Tier 1 Capacities

2005 and 2006 Monthly Tier 1 Capacity Volumes (in megawatts)

January	2,300
February	2,300
March	2,300
April	2,300
May	2,800
June	2,800
July	2,800
August	2,800
September	2,800
October	2,300
November	2,300
December	2,300

Appendix 2

Maximum Energy Quantities

2005 and 2006 Maximum Quarterly Energy Quantities (in MWh per Quarter)

Q1	2,600,000
Q2	2,600,000
Q3	3,450,000
Q4	2,850,000

Total = 11,500,000 megawatt hours per year

2005 and 2006 Maximum Hourly Energy Quantities (in MWh per hour)

January	2,300
February	2,300
March	2,300
April	2,300
May	2,800
June	2,800
July	2,800
August	2,800
September	2,800
October	2,300
November	2,300
December	2,300

Appendix 3

Design Limits of Primary Resources

	Operation Maximum Load (MW)	Emergency Operation Minimum Load (MW)	SCR Opera- tion Normal Minimum Load (MW)	Ramp Rates					Cycling Unit	Minimum Down Times For Econ. Shutdown (hours)	Minimum Operating Time (hours)
				Zero to Nor- mal Mini- mum (MW/min)	Normal Mini- mum To Full Load (MW/min)	Emergency Minimum To Full Load (MW/min)	Start-up Time to Normal Minimum
							Hot (hours)	Cold (hours)
Baldwin 1	588	280	450	1	4	5	14	26
Baldwin 2	588	250	450	1	4	5	14	26
Baldwin 3	602	150	150	2	5	5	7	12

Baldwin Station	1778	680	1050	4	13	15
Havana 1-5	242	0	35	5	5	5	4	10	X	6	6
Havana 6	448	0	73	3	4	10	1.5	10	X	6	6

Havana Station	690	0	108	8	9	15
Hennepin 1	76	0	22	1	1	1	2	8	X	6	6
Hennepin 2	225	64	64	2	2	2	6	10

Hennepin Station	301	64	86	3	3	3
Vermillion 1	77	0	22	0.5	1	1.5	3	6	X	6	6
Vermillion 2	105	0	26	0.5	1	1.5	3	6	X	6	6

Vermillion Station	182	0	48	1	2	3
Wood River 1-3	133	0	40	3	3	3	3	5	X	6	6
Wood River 4	99	0	30	1	1	2	4	7	X	6	6
Wood River 5	362	115	115	2.5	2	3	5	14

Wood River Station	594	115	185	6.5	6	8

Fossil Steam Plants Total	3545	859	1477	22.5	33	44
Oglesby 1-4	63	0	N/A	N/A	N/A	N/A	10 Min.	10 Min.	X		1
Stallings 1-4	89	0	N/A	N/A	N/A	N/A	15 Min.	15 Min.	X		1.5
Tilton 1-4	188	0	N/A	N/A	N/A	N/A	10 Min.	10 Min.	X		1
Vermillion GT	12	0	N/A	N/A	N/A	N/A	15 Min.	15 Min.	X		1
Combustion Turbines Total	352
System Total	3897

Notes and additional limitations:

Ramp rates may be further limited at times by stack opacity.

Wood River 5 minimum load requires reduction of steam pressure.

Havana 6 emergency ramp rate requires a minimum of 2 coal mills in operation.

No more than one start up per day on cycled steam units.

Baldwin 1 and 2 and Havana minimum loads may change after gaining experience with SCR operation.

Appendix 4

Form of Guaranty

This Guaranty Agreement (the “Guaranty”) is made on this      day of                     , 2004 by                             , a                      corporation (“Guarantor”) in favor of                              (“Beneficiary”), a                      corporation in consideration of the Beneficiary extending credit to                              (“Debtor”).

WHEREAS, Beneficiary and Debtor have entered into or are anticipating entering into a Power Purchase Agreement (the “Agreement”);

WHEREAS, Debtor is a wholly owned subsidiary of the Guarantor.

WHEREAS, as a condition of such Agreement, Beneficiary is requiring Guarantor to enter into this Guaranty; and

WHEREAS, as part of the Agreement, the Beneficiary will be extending credit to the Debtor, and Guarantor wishes to provide this Guaranty to the Beneficiary as part of Debtor’s consideration for such Transactions and to induce the Beneficiary to extend credit to the Debtor.

NOW THEREFORE, in order to satisfy the aforementioned condition of the Agreement, and further, in order for Guarantor to obtain benefits resulting from Beneficiaries performance pursuant to the Agreement, Guarantor desires to enter into this Guaranty and hereby agrees as follows:

1. Guaranty. Guarantor hereby unconditionally and irrevocably guarantees to the Beneficiary, subject to the terms and conditions contained herein, the prompt payment when due of all sums hereafter owed by Debtor to Beneficiary under the terms of the Agreement (such obligations are herein referred to as the “Agreement Obligations”); provided, however, that the Guarantor’s maximum financial obligation under this instrument is limited to $            . The Agreement Obligations are deemed to include, without limitation, interest and any other charges due and payable, such as late fees, service charges, cover costs or liquidated damages.

2. Amendments. No amendment of this Guaranty shall be effective unless signed by Guarantor and Beneficiary. No waiver by Beneficiary of any provision of this Guaranty nor consent to any departure by Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Beneficiary, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

3. Addresses for Notices. All notices and other communications provided for hereunder shall, unless otherwise specifically provided elsewhere herein, (i) be in writing and shall be addressed to the parties at their respective addresses set forth below or at such other addresses as shall be designated in a written notice to the other party, and (ii) when mailed, be effective five (5) business days after being deposited in the U.S. mail, registered or certified, return receipt requested, postage prepaid, or, in the case of personal delivery, when delivered at the following addresses:

if to the Guarantor: [insert notice address]

if to Debtor: [insert notice address]

if to Beneficiary: [insert notice address]

4. Non-waiver of Claim or Defense Under the Agreement. Nothing contained herein shall constitute a waiver, discharge or release of any claim or defense, whether it or they be at law, equity or otherwise, that the Guarantor or Debtor has, or at any other time hereafter, will have against Beneficiary with respect to, or relating in any way, to (i) Beneficiary’s performance under the Agreement or (ii) Guarantor’s or Debtor’s obligation to pay the Agreement. In the event and for the duration that Guarantor assumes the Agreement Obligations, Guarantor shall be entitled to and enjoy all the rights, defenses and benefits to which Debtor is entitled or may become entitled under the Agreement, other than defenses expressly waived by the Debtor in the Agreement or otherwise waived in this Guaranty. Further, this Guaranty shall be absolute and unconditional irrespective of any lack of validity or enforceability of or defect or deficiency in the Agreement or any other documents executed in connection with the Agreement.

5. Limitations. Notwithstanding any other provision of this Guaranty, Guarantor shall not be liable for consequential, incidental, exemplary, equitable, loss of profits, punitive, or tort damages. This Guaranty shall constitute a guarantee of payment and not of collection. Guarantor’s obligations and liability under this Guaranty shall be limited to payment obligations, and Guarantor shall have no obligation to buy, sell, deliver, supply or transport gas, electricity or any other commodity under the Agreement.

6. Payment. Guarantor agrees to be held responsible for the Agreement Obligations, and agrees to pay the Agreement Obligations upon the failure by the Debtor to make any payments that are due and payable at any time.

7. Subrogation. Guarantor shall be subrogated to all rights of Beneficiary against Debtor upon payment or satisfaction of all Agreement Obligations owing to Beneficiary.

8. Effect of Certain Events. Guarantor agrees that Guarantor’s liability hereunder will not be released, reduced or impaired by the occurrence of any one or more of the following events:

a.	the insolvency, bankruptcy, reorganization, release, receivership or discharge of Debtor; or

b.	the renewal, consolidation, extension, modification or amendment from time to time of the Agreement.

9. Waiver. Guarantor hereby waives notice of acceptance of this Guaranty, creation or change of the amount of the Agreement Obligations, dishonor, nonpayment, protest and presentment.

10. Term. This Guaranty shall remain in full force and effect until                     , or the Guarantor may, by providing ten (10) days prior written notice to Beneficiary, earlier terminate this Guaranty; provided that this Guaranty shall remain in full force and effect after either such expiration or termination with respect to all Agreement Obligations incurred prior thereto, until such Agreement Obligations have been fully satisfied, performed and discharged.

11. Successors and Assigns. This Guaranty shall inure to the benefit of Beneficiary, its successors assigns and creditors. The Beneficiary shall have the right to assign this Guaranty to any person or entity without the prior consent of the Guarantor; provided, however, that no such assignment shall be binding upon the Guarantor until it receives written notice of such assignment from the Beneficiary. The Guarantor may assign its obligations under this Guaranty only with the prior written consent of Beneficiary, which shall not be unreasonably withheld. Any reasonable uncertainty on the part of the Beneficiary concerning the ability on the part of any potential assignee of the Guarantor to carry out the

Guarantor’s obligations hereunder shall be considered a reasonable basis for withholding consent, unless and until the potential assignee can reasonably satisfy the Beneficiary that the assignee is capable of performing the obligations of the Guarantor hereunder.

12. Governing Law and Jurisdiction. THE VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT OF THIS GUARANTY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK UNLESS OTHERWISE PROVIDED HEREIN.

13. Headings. The headings used herein are for purposes of convenience only and shall not be used in construing the provisions hereof.

IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered by its duly authorized officer effective as of this      day of                     , 2004.

GUARANTOR

[insert Guarantor’s legal name]

By:
Title:

Appendix 5

Sample Calculation of Charges

[See Attached]

	Semi-Monthly Billing Statement (SAMPLE)

	Date of Statement 15-Jul-05 Covers Schedules for July 1 through July 15

(A)	one-half of the monthly charge for Tier 1 Capacity		$5,600,000.00

	one-half of the monthly charge for Negotiated Tier 2 Capacity		$199,500.00

(B)	total MWh of Tier 1 Energy in the Daily Energy Schedules	577,150 MWh	$17,314,500.00

(C)	price for any Negotiated Tier 2 Energy total MWh for any Tier 2 Energy	0 MWh	$—

	Total Amount Due from IP to DYPM as a Semi-Monthly Payment for the first through fifteenth days of the month		$23,114,000.00

SAMPLE – In the event of any conflict between this Appendix 5 and the terms of this Power Purchase Agreement, the terms of this Power Purchase Agreement shall govern

	Semi-Monthly Billing Statement (SAMPLE)

	Date of Statement 30-Jul-05 Covers Schedules for July 16 through July 31

(A)	one-half of the monthly charge for Tier 1 Capacity		$5,600,000.00

	one-half of the monthly charge for Negotiated Tier 2 Capacity		$199,500.00

(B)	total MWh of Tier 1 Energy in the Daily Energy Schedules	553,300 MWh	$16,899,000.00

(C)	price for any Negotiated Tier 2 Energy total MWh for any Tier 2 Energy	0 MWh	$—

	Total Amount Due from IP to DYPM as a Semi-Monthly Payment for the first through fifteenth days of the month		$22,698,500.00

SAMPLE – In the event of any conflict between this Appendix 5 and the terms of this Power Purchase Agreement, the terms of this Power Purchase Agreement shall govern

	True-Up Billing Statement (SAMPLE) Date of Statement 15-Aug-05 Covers Schedules for July 1 through July

(i)	Tier 1 Capacity	2800	MW
	Negotiated Tier 2 Capacity	300	MW

(ii)	Tier 1 Energy	1,110,008	MWh
	Negotiated Tier 2 Energy	0	MWh
	Supplemental Energy	34,046	MWh
	Overscheduled Energy	6,029	MWh
	Underscheduled Energy	15,476	MWh

(iii)	Scheduled Energy	1,140,450	MWh

(iv)	Reliability Dispatch Energy
	Incremental Energy	0	MWh
	Decremental Energy	0	MWh

(v)	Tier 1 Capacity Price	4.00	$/kW-month
	Negotiated Tier 2 Capacity Price	1.33	$/kW-month
	Tier 1 Energy Price	30.00
	Negotiated Tier 2 Energy Price	—
	Supplemental Energy Price	30.00	$/MWh

(vi)	Daily On-Peak Index	see data on hourly sheets
	PJM Hourly On-Peak Price	see data on hourly sheets
	Shaped Daily On-Peak Index	see data on hourly sheets

(vii)	LMP does not exist at this point

(viii)	Charges for Tier 1 Capacity	11,200,000.00	already paid on
	Charges for Tier 1 Energy	34,213,500.00	Semi-monthly Bills

(ix)	Charges for Negotiated Tier 2 Capacity	$399,000.00
	Charges for Negotiated Tier 2 Energy	$—

(x)	Charges for Supplemental Energy	$1,021,380.00

(xi)	Charges or surcharges for Underscheduled Energy	$563,074.93

(xii)	Surcharges relating to Overscheduled Energy	$66,868.18

(xiii)	Reliability Compensation	$—

(xiv)	Charges or credits for Congestion Costs	$—

(xv)	Credits for replacement Capacity or Energy obtained by IP	$—

(xvi)	Congestion Costs and Transmission Losses from Alternative Resource deliveries	$—

(xvii)	FTR FFR benefits from MISO to IP	$—

(xviii)	FTR FFR obligations on IP from MISO	$—

(xix)	Administrative charges on IP from MISO	$—

(xx)	Total amount of Semi-Monthly Payments made	$45,812,500.00

(xxi)	Net payment/credit due from IP/DYPM	$1,651,323.11

SAMPLE – In the event of any conflict between this Appendix 5 and the terms of this Power Purchase Agreement, the terms of this Power Purchase Agreement shall govern

PJM Data

	0100	0200	0300	0400	0500	0600	0700	0800	0900	1000	1100	1200
7/1/2003	19.990	19.000	17.100	14.920	15.900	16.480	18.280	29.529	28.136	34.376	38.487	30.084
7/2/2003	18.790	21.680	17.561	17.150	19.150	20.580	32.572	35.315	48.683	48.800	53.950	71.070
7/3/2003	16.970	18.136	4.617	12.035	17.653	17.850	20.562	25.469	32.043	28.193	39.765	53.825
7/4/2003	17.710	16.870	11.000	8.500	12.330	11.670	0.000	9.440	23.620	26.856	40.460	39.954
7/5/2003	24.029	21.241	17.831	17.361	15.296	14.920	16.050	24.838	35.584	63.574	63.656	44.769
7/6/2003	28.663	26.440	21.580	18.081	17.559	16.540	17.351	27.127	44.230	43.999	68.977	50.846
7/7/2003	26.230	23.715	21.639	19.356	21.197	24.988	30.240	38.170	36.696	57.634	84.122	92.850
7/8/2003	26.430	26.920	23.852	23.333	24.541	26.710	46.150	31.770	50.596	49.722	32.103	50.314
7/9/2003	51.050	47.132	36.549	34.554	26.963	53.546	58.610	63.770	49.995	53.482	66.230	67.099
7/10/2003	22.553	20.196	21.260	18.020	20.358	27.007	31.768	49.730	44.014	46.078	51.710	40.590
7/11/2003	18.530	16.280	16.270	15.970	17.090	19.591	23.835	40.297	51.867	58.974	89.251	66.829
7/12/2003	25.720	20.160	17.520	17.480	15.620	12.810	12.880	24.360	25.220	32.130	55.740	84.576
7/13/2003	20.044	19.295	15.920	7.050	8.070	10.570	4.710	19.000	23.163	31.677	52.604	56.225
7/14/2003	20.070	18.220	15.560	15.990	17.820	18.230	18.980	29.900	25.280	35.210	44.610	52.660
7/15/2003	15.511	18.213	15.840	3.570	9.030	19.300	19.680	21.970	32.400	39.930	45.801	50.641
7/16/2003	20.793	16.591	18.710	17.814	15.280	22.396	25.222	27.901	46.618	48.335	39.715	44.763
7/17/2003	21.587	18.005	16.973	13.916	16.590	18.610	17.930	20.780	21.730	30.698	40.781	46.139
7/18/2003	19.090	16.397	17.610	17.031	15.415	18.900	21.287	24.731	50.460	42.270	39.437	46.049
7/19/2003	21.160	18.109	13.122	17.520	17.680	16.660	17.720	19.550	23.610	29.864	33.000	27.380
7/20/2003	14.506	12.273	0.000	0.000	0.000	0.000	0.000	16.300	16.516	21.346	30.728	26.472
7/21/2003	24.901	20.261	18.904	18.422	21.387	29.375	26.848	33.987	53.631	54.501	66.298	71.493
7/22/2003	40.260	36.450	30.950	24.010	24.230	36.308	61.890	56.220	50.626	61.933	62.724	62.301
7/23/2003	30.338	51.210	26.510	24.148	30.261	50.278	33.231	62.149	67.460	45.301	58.640	58.227
7/24/2003	28.628	33.413	23.643	20.870	21.450	26.534	36.968	50.329	69.624	28.718	51.724	55.150
7/25/2003	20.780	19.060	16.885	19.291	18.420	24.618	27.270	34.430	31.672	38.102	52.740	37.443
7/26/2003	26.201	16.375	1.140	6.090	6.010	12.530	12.420	19.730	21.820	28.060	27.409	28.997
7/27/2003	21.315	18.536	18.898	18.090	17.510	17.130	14.800	17.010	24.650	22.110	28.460	38.046
7/28/2003	27.519	27.430	24.220	22.680	25.180	50.580	46.030	40.010	66.910	52.306	47.539	55.953
7/29/2003	19.358	18.281	15.701	16.940	17.174	19.255	20.343	23.255	33.662	43.697	41.937	43.394
7/30/2003	21.760	23.630	20.750	19.840	20.870	25.560	43.940	46.380	48.770	26.340	41.260	54.000
7/31/2003	24.110	31.720	20.310	21.100	22.720	40.330	39.730	49.960	47.880	31.100	40.770	61.160

	1300	1400	1500	1600	1700	1800	1900	2000	2100	2200	2300	2400
7/1/2003	36.337	55.974	44.581	45.682	54.374	23.621	39.256	32.224	40.523	49.218	26.480	21.840
7/2/2003	65.383	53.015	62.868	64.263	55.267	50.518	42.234	27.994	38.289	33.206	23.649	18.804
7/3/2003	49.915	56.985	46.102	50.950	58.560	50.970	44.850	37.710	39.760	55.270	30.620	19.780
7/4/2003	40.978	53.296	58.252	76.054	48.919	45.753	31.163	28.148	26.031	29.228	28.480	24.805
7/5/2003	57.030	49.838	59.888	60.017	51.807	50.884	51.117	46.838	42.129	60.770	42.623	41.952
7/6/2003	66.673	83.447	94.651	89.032	94.604	84.832	72.421	54.954	58.138	49.604	26.480	27.490
7/7/2003	129.632	164.377	84.960	91.324	73.143	50.550	37.651	29.755	52.365	56.051	43.130	48.360
7/8/2003	60.125	83.750	76.070	51.125	81.764	107.666	58.494	54.634	86.223	99.452	48.148	55.862
7/9/2003	57.151	73.076	74.084	50.277	44.848	40.255	28.840	23.725	53.300	47.320	34.105	25.832
7/10/2003	33.300	36.880	32.810	44.300	31.380	32.800	30.090	28.800	43.610	40.930	23.880	19.960
7/11/2003	48.009	69.118	88.168	87.849	84.329	78.432	58.459	46.849	59.215	65.980	37.780	34.820
7/12/2003	86.600	63.556	96.557	92.268	100.972	102.392	89.633	45.248	38.484	37.115	22.317	20.792
7/13/2003	53.596	47.500	51.271	84.141	93.617	98.647	76.459	35.114	34.830	51.250	32.150	20.400
7/14/2003	56.470	62.114	55.804	66.240	63.530	60.770	47.060	27.200	45.430	61.930	32.990	19.480
7/15/2003	61.249	64.658	75.019	64.827	57.063	67.043	56.179	26.780	45.330	71.080	31.582	29.329
7/16/2003	49.789	60.611	63.453	63.949	44.028	51.232	47.770	50.197	56.069	58.116	27.041	32.093
7/17/2003	55.904	48.856	52.643	58.893	66.070	54.716	42.565	33.180	33.970	37.535	25.390	22.830
7/18/2003	34.899	31.275	40.064	32.830	29.146	29.130	30.115	30.200	39.387	26.319	22.530	22.630
7/19/2003	32.005	33.637	39.894	37.086	49.347	47.548	29.067	22.060	27.234	28.649	21.490	19.080
7/20/2003	43.144	44.822	51.343	75.702	93.644	96.194	66.087	61.940	98.720	91.380	44.937	29.880
7/21/2003	89.527	107.584	87.675	113.507	101.093	102.774	72.288	50.075	58.872	68.350	48.560	40.269
7/22/2003	56.142	74.562	91.039	73.472	80.200	71.280	49.633	46.883	56.541	53.956	32.150	32.372
7/23/2003	26.796	37.022	46.843	55.232	61.724	52.960	46.007	42.759	54.330	54.105	43.210	25.402
7/24/2003	59.169	65.488	65.662	76.407	78.303	64.361	53.626	40.034	57.320	53.910	33.540	24.381
7/25/2003	50.180	52.490	70.282	51.449	56.931	58.345	50.926	46.060	52.100	58.480	39.040	23.380
7/26/2003	43.441	50.034	44.200	54.491	63.013	48.009	47.711	43.244	52.803	52.670	37.980	26.040
7/27/2003	50.126	43.672	64.513	63.165	60.097	47.923	40.155	39.808	66.800	53.695	36.516	26.023
7/28/2003	36.037	43.311	51.202	30.128	33.512	35.313	23.936	25.045	35.387	40.640	29.130	23.900
7/29/2003	45.825	66.478	58.034	49.504	53.162	68.497	47.793	34.380	41.616	66.569	27.080	30.670
7/30/2003	39.250	48.948	67.363	61.410	53.710	51.961	37.770	32.160	44.840	50.840	32.520	26.410
7/31/2003	69.820	48.040	44.775	46.230	58.000	43.340	40.160	74.650	87.660	74.610	34.450	33.670

	Cinergy On Peak Daily Index	PJM on peak average
7/1/2003	37.720	38.055	0.991	3
7/2/2003	35.240	48.407	0.728	4
7/3/2003	45.240	43.812	1.033	5
7/4/2003	n.a.	37.914		6
7/5/2003	n.a.	50.335		7
7/6/2003	n.a.	63.126		1
7/7/2003	49.360	70.151	0.704	2
7/8/2003	53.400	63.872	0.836	3
7/9/2003	46.250	51.722	0.894	4
7/10/2003	35.450	38.181	0.928	5
7/11/2003	28.300	64.463	0.439	6
7/12/2003	n.a.	62.323		7
7/13/2003	47.320	52.578		1
7/14/2003	38.360	47.950		2
7/15/2003	40.578	50.722		3
7/16/2003	38.979	48.724		4
7/17/2003	33.492	41.866		5
7/18/2003	27.442	34.303		6
7/19/2003	25.071	31.339		7
7/20/2003	43.964	54.955		1
7/21/2003	59.011	73.763		2
7/22/2003	48.983	61.229		3
7/23/2003	40.638	50.798		4
7/24/2003	45.168	56.460		5

PJM Data

7/25/2003	39.034	48.792	6
7/26/2003	33.181	41.476	7
7/27/2003	34.837	43.547	1
7/28/2003	32.318	40.397	2
7/29/2003	37.244	46.555	3
7/30/2003	36.876	46.095	4
7/31/2003	42.630	53.288	5

Shaped Daily Index

	0100	0200	0300	0400	0500	0600	0700	0800	0900	1000	1100	1200
7/1/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$29.27	$27.89	$34.07	$38.15	$29.82	$36.02
7/2/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$25.71	$35.44	$35.53	$39.28	$51.74	$47.60
7/3/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$26.30	$33.09	$29.11	$41.06	$55.58	$51.54
7/4/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
7/5/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
7/6/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
7/7/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$26.86	$25.82	$40.55	$59.19	$65.33	$91.21
7/8/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$26.56	$42.30	$41.57	$26.84	$42.06	$50.27
7/9/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$57.02	$44.71	$47.82	$59.22	$60.00	$51.10
7/10/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$46.17	$40.87	$42.78	$48.01	$37.69	$30.92
7/11/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$17.69	$22.77	$25.89	$39.18	$29.34	$21.08
7/12/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
7/13/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
7/14/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$23.92	$20.22	$28.17	$35.69	$42.13	$45.18
7/15/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$17.58	$25.92	$31.94	$36.64	$40.51	$49.00
7/16/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$22.32	$37.29	$38.67	$31.77	$35.81	$39.83
7/17/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$16.62	$17.38	$24.56	$32.62	$36.91	$44.72
7/18/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$19.78	$40.37	$33.82	$31.55	$36.84	$27.92
7/19/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
7/20/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
7/21/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$27.19	$42.90	$43.60	$53.04	$57.19	$71.62
7/22/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$44.98	$40.50	$49.55	$50.18	$49.84	$44.91
7/23/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$49.72	$53.97	$36.24	$46.91	$46.58	$21.44
7/24/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$40.26	$55.70	$22.97	$41.38	$44.12	$47.34
7/25/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$27.54	$25.34	$30.48	$42.19	$29.95	$40.14
7/26/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
7/27/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
7/28/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$32.01	$53.53	$41.84	$38.03	$44.76	$28.83
7/29/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$18.60	$26.93	$34.96	$33.55	$34.72	$36.66
7/30/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$37.10	$39.02	$21.07	$33.01	$43.20	$31.40
7/31/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$39.97	$38.30	$24.88	$32.62	$48.93	$55.86

	1300	1400	1500	1600	1700	1800	1900	2000	2100	2200	2300	2400
7/1/2003	$55.48	$44.19	$45.28	$53.90	$23.41	$38.91	$31.94	$40.17	$48.78	$26.25	$30.00	$30.00
7/2/2003	$38.59	$45.77	$46.78	$40.23	$36.78	$30.75	$20.38	$27.87	$24.17	$17.22	$30.00	$30.00
7/3/2003	$58.84	$47.60	$52.61	$60.47	$52.63	$46.31	$38.94	$41.06	$57.07	$31.62	$30.00	$30.00
7/4/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
7/5/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
7/6/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
7/7/2003	$115.66	$59.78	$64.26	$51.47	$35.57	$26.49	$20.94	$36.85	$39.44	$30.35	$30.00	$30.00
7/8/2003	$70.02	$63.60	$42.74	$68.36	$90.01	$48.90	$45.68	$72.09	$83.15	$40.25	$30.00	$30.00
7/9/2003	$65.34	$66.25	$44.96	$40.10	$36.00	$25.79	$21.22	$47.66	$42.31	$30.50	$30.00	$30.00
7/10/2003	$34.24	$30.46	$41.13	$29.14	$30.45	$27.94	$26.74	$40.49	$38.00	$22.17	$30.00	$30.00
7/11/2003	$30.34	$38.71	$38.57	$37.02	$34.43	$25.66	$20.57	$26.00	$28.97	$16.59	$30.00	$30.00
7/12/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
7/13/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
7/14/2003	$49.69	$44.64	$52.99	$50.82	$48.62	$37.65	$21.76	$36.34	$49.54	$26.39	$30.00	$30.00
7/15/2003	$51.73	$60.02	$51.86	$45.65	$53.63	$44.94	$21.42	$36.26	$56.86	$25.27	$30.00	$30.00
7/16/2003	$48.49	$50.76	$51.16	$35.22	$40.99	$38.22	$40.16	$44.86	$46.49	$21.63	$30.00	$30.00
7/17/2003	$39.08	$42.11	$47.11	$52.86	$43.77	$34.05	$26.54	$27.18	$30.03	$20.31	$30.00	$30.00
7/18/2003	$25.02	$32.05	$26.26	$23.32	$23.30	$24.09	$24.16	$31.51	$21.06	$18.02	$30.00	$30.00
7/19/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
7/20/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
7/21/2003	$86.07	$70.14	$90.81	$80.87	$82.22	$57.83	$40.06	$47.10	$54.68	$38.85	$30.00	$30.00
7/22/2003	$59.65	$72.83	$58.78	$64.16	$57.02	$39.71	$37.51	$45.23	$43.16	$25.72	$30.00	$30.00
7/23/2003	$29.62	$37.47	$44.19	$49.38	$42.37	$36.81	$34.21	$43.46	$43.28	$34.57	$30.00	$30.00
7/24/2003	$52.39	$52.53	$61.13	$62.64	$51.49	$42.90	$32.03	$45.86	$43.13	$26.83	$30.00	$30.00
7/25/2003	$41.99	$56.23	$41.16	$45.55	$46.68	$40.74	$36.85	$41.68	$46.78	$31.23	$30.00	$30.00
7/26/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
7/27/2003	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
7/28/2003	$34.65	$40.96	$24.10	$26.81	$28.25	$19.15	$20.04	$28.31	$32.51	$23.30	$30.00	$30.00
7/29/2003	$53.18	$46.43	$39.60	$42.53	$54.80	$38.23	$27.50	$33.29	$53.26	$21.66	$30.00	$30.00
7/30/2003	$39.16	$53.89	$49.13	$42.97	$41.57	$30.22	$25.73	$35.87	$40.67	$26.02	$30.00	$30.00
7/31/2003	$38.43	$35.82	$36.98	$46.40	$34.67	$32.13	$59.72	$70.13	$59.69	$27.56	$30.00	$30.00

Master Data

			Energy Portion of IP Load	Qualified Purchases	Delivered Energy	Scheduled Energy	Tier 1 Energy	Bandwidth Percent	Scheduled Energy less Tier 2 Energy	Bandwidth Allowance	Lower Bandwidth Threshold	Upper Bandwidth Threshold	Overscheduled Energy
3	1-Jul-03	1	1,850	600	1,250	1250	1250	10%	1,250	125	1,125	1375	0
3	1-Jul-03	2	1,727	600	1,127	1100	1100	10%	1,100	110	990	1210	0
3	1-Jul-03	3	1,658	600	1,058	1050	1050	10%	1,050	105	945	1155	0
3	1-Jul-03	4	1,646	600	1,046	1050	1046	10%	1,050	105	945	1155	0
3	1-Jul-03	5	1,636	600	1,036	1050	1036	10%	1,050	105	945	1155	0
3	1-Jul-03	6	1,648	600	1,048	1050	1048	10%	1,050	105	945	1155	0
3	1-Jul-03	7	1,729	900	829	800	800	10%	800	80	720	880	0
3	1-Jul-03	8	1,917	900	1,017	1000	1000	10%	1,000	100	900	1100	0
3	1-Jul-03	9	2,116	900	1,216	1200	1200	10%	1,200	120	1,080	1320	0
3	1-Jul-03	10	2,300	900	1,400	1400	1400	10%	1,400	140	1,260	1540	0
3	1-Jul-03	11	2,444	900	1,544	1500	1500	10%	1,500	150	1,350	1650	0
3	1-Jul-03	12	2,552	900	1,652	1650	1650	10%	1,650	165	1,485	1815	0
3	1-Jul-03	13	2,638	900	1,738	1750	1738	10%	1,750	175	1,575	1925	0
3	1-Jul-03	14	2,714	900	1,814	1800	1800	10%	1,800	180	1,620	1980	0
3	1-Jul-03	15	2,770	900	1,870	1850	1850	10%	1,850	185	1,665	2035	0
3	1-Jul-03	16	2,851	900	1,951	1950	1950	10%	1,950	195	1,755	2145	0
3	1-Jul-03	17	2,863	900	1,963	1950	1950	10%	1,950	195	1,755	2145	0
3	1-Jul-03	18	2,850	900	1,950	1950	1950	10%	1,950	195	1,755	2145	0
3	1-Jul-03	19	2,763	900	1,863	1900	1863	10%	1,900	190	1,710	2090	0
3	1-Jul-03	20	2,645	900	1,745	1800	1745	10%	1,800	180	1,620	1980	0
3	1-Jul-03	21	2,613	900	1,713	1700	1700	10%	1,700	170	1,530	1870	0
3	1-Jul-03	22	2,561	900	1,661	1600	1600	10%	1,600	160	1,440	1760	0
3	1-Jul-03	23	2,358	600	1,758	1800	1758	10%	1,800	180	1,620	1980	0
3	1-Jul-03	24	2,120	600	1,520	1500	1500	10%	1,500	150	1,350	1650	0
4	2-Jul-03	1	1,929	600	1,329	1250	1250	10%	1,250	125	1,125	1375	0
4	2-Jul-03	2	1,803	600	1,203	1100	1100	10%	1,100	110	990	1210	0
4	2-Jul-03	3	1,745	600	1,145	1050	1050	10%	1,050	105	945	1155	0
4	2-Jul-03	4	1,681	600	1,081	1050	1050	10%	1,050	105	945	1155	0
4	2-Jul-03	5	1,668	600	1,068	1050	1050	10%	1,050	105	945	1155	0
4	2-Jul-03	6	1,688	600	1,088	1050	1050	10%	1,050	105	945	1155	0
4	2-Jul-03	7	1,746	900	846	800	800	10%	800	80	720	880	0
4	2-Jul-03	8	1,958	900	1,058	1000	1000	10%	1,000	100	900	1100	0
4	2-Jul-03	9	2,172	900	1,272	1200	1200	10%	1,200	120	1,080	1320	0
4	2-Jul-03	10	2,349	900	1,449	1400	1400	10%	1,400	140	1,260	1540	0
4	2-Jul-03	11	2,526	900	1,626	1500	1500	10%	1,500	150	1,350	1650	0
4	2-Jul-03	12	2,640	900	1,740	1650	1650	10%	1,650	165	1,485	1815	0
4	2-Jul-03	13	2,756	900	1,856	1750	1750	10%	1,750	175	1,575	1925	0
4	2-Jul-03	14	2,848	900	1,948	1800	1800	10%	1,800	180	1,620	1980	0
4	2-Jul-03	15	2,916	900	2,016	1850	1850	10%	1,850	185	1,665	2035	0
4	2-Jul-03	16	2,942	900	2,042	1950	1950	10%	1,950	195	1,755	2145	0
4	2-Jul-03	17	2,908	900	2,008	1950	1950	10%	1,950	195	1,755	2145	0
4	2-Jul-03	18	2,859	900	1,959	1950	1950	10%	1,950	195	1,755	2145	0
4	2-Jul-03	19	2,815	900	1,915	1900	1900	10%	1,900	190	1,710	2090	0
4	2-Jul-03	20	2,710	900	1,810	1800	1800	10%	1,800	180	1,620	1980	0
4	2-Jul-03	21	2,652	900	1,752	1700	1700	10%	1,700	170	1,530	1870	0
4	2-Jul-03	22	2,637	900	1,737	1600	1600	10%	1,600	160	1,440	1760	0
4	2-Jul-03	23	2,388	600	1,788	1800	1788	10%	1,800	180	1,620	1980	0
4	2-Jul-03	24	2,192	600	1,592	1500	1500	10%	1,500	150	1,350	1650	0
5	3-Jul-03	1	2,041	600	1,441	1400	1400	10%	1,400	140	1,260	1540	0
5	3-Jul-03	2	1,921	600	1,321	1300	1300	10%	1,300	130	1,170	1430	0
5	3-Jul-03	3	1,831	600	1,231	1200	1200	10%	1,200	120	1,080	1320	0
5	3-Jul-03	4	1,768	600	1,168	1150	1150	10%	1,150	115	1,035	1265	0
5	3-Jul-03	5	1,767	600	1,167	1200	1167	10%	1,200	120	1,080	1320	0

			Supplemental Energy	Underscheduled Energy	Shaped Daily On-Peak Index or $30	Surcharge Factor	12 (c) Supplemental Energy Charges	12(d)(ii) Underscheduled Energy Surcharges	12(e) Overscheduling Surcharge
3	1-Jul-03	1	0	0	$30.00	1.175	$—	$—	$—
3	1-Jul-03	2	27	0	$30.00	1.175	$810	$—	$—
3	1-Jul-03	3	8	0	$30.00	1.175	$240	$—	$—
3	1-Jul-03	4	0	0	$30.00	1.175	$—	$—	$—
3	1-Jul-03	5	0	0	$30.00	1.175	$—	$—	$—
3	1-Jul-03	6	0	0	$30.00	1.175	$—	$—	$—
3	1-Jul-03	7	29	0	$29.27	1.175	$870	$—	$—
3	1-Jul-03	8	17	0	$27.89	1.175	$510	$—	$—
3	1-Jul-03	9	16	0	$34.07	1.175	$480	$—	$—
3	1-Jul-03	10	0	0	$38.15	1.175	$—	$—	$—
3	1-Jul-03	11	44	0	$29.82	1.175	$1,320	$—	$—
3	1-Jul-03	12	2	0	$36.02	1.175	$60	$—	$—
3	1-Jul-03	13	0	0	$55.48	1.175	$—	$—	$—
3	1-Jul-03	14	14	0	$44.19	1.175	$420	$—	$—
3	1-Jul-03	15	20	0	$45.28	1.175	$600	$—	$—
3	1-Jul-03	16	1	0	$53.90	1.175	$30	$—	$—
3	1-Jul-03	17	13	0	$23.41	1.175	$390	$—	$—
3	1-Jul-03	18	0	0	$38.91	1.175	$—	$—	$—
3	1-Jul-03	19	0	0	$31.94	1.175	$—	$—	$—
3	1-Jul-03	20	0	0	$40.17	1.175	$—	$—	$—
3	1-Jul-03	21	13	0	$48.78	1.175	$390	$—	$—
3	1-Jul-03	22	61	0	$26.25	1.175	$1,830	$—	$—
3	1-Jul-03	23	0	0	$30.00	1.175	$—	$—	$—
3	1-Jul-03	24	20	0	$30.00	1.175	$600	$—	$—
4	2-Jul-03	1	79	0	$30.00	1.175	$2,370	$—	$—
4	2-Jul-03	2	103	0	$30.00	1.175	$3,090	$—	$—
4	2-Jul-03	3	95	0	$30.00	1.175	$2,850	$—	$—
4	2-Jul-03	4	31	0	$30.00	1.175	$930	$—	$—
4	2-Jul-03	5	18	0	$30.00	1.175	$540	$—	$—
4	2-Jul-03	6	38	0	$30.00	1.175	$1,140	$—	$—
4	2-Jul-03	7	46	0	$25.71	1.175	$1,380	$—	$—
4	2-Jul-03	8	58	0	$35.44	1.175	$1,740	$—	$—
4	2-Jul-03	9	72	0	$35.53	1.175	$2,160	$—	$—
4	2-Jul-03	10	49	0	$39.28	1.175	$1,470	$—	$—
4	2-Jul-03	11	126	0	$51.74	1.175	$3,780	$—	$—
4	2-Jul-03	12	90	0	$47.60	1.175	$2,700	$—	$—
4	2-Jul-03	13	106	0	$38.59	1.175	$3,180	$—	$—
4	2-Jul-03	14	148	0	$45.77	1.175	$4,440	$—	$—
4	2-Jul-03	15	166	0	$46.78	1.175	$4,980	$—	$—
4	2-Jul-03	16	92	0	$40.23	1.175	$2,760	$—	$—
4	2-Jul-03	17	58	0	$36.78	1.175	$1,740	$—	$—
4	2-Jul-03	18	9	0	$30.75	1.175	$270	$—	$—
4	2-Jul-03	19	15	0	$20.38	1.175	$450	$—	$—
4	2-Jul-03	20	10	0	$27.87	1.175	$300	$—	$—
4	2-Jul-03	21	52	0	$24.17	1.175	$1,560	$—	$—
4	2-Jul-03	22	137	0	$17.22	1.175	$4,110	$—	$—
4	2-Jul-03	23	0	0	$30.00	1.175	$—	$—	$—
4	2-Jul-03	24	92	0	$30.00	1.175	$2,760	$—	$—
5	3-Jul-03	1	41	0	$30.00	1.175	$1,230	$—	$—
5	3-Jul-03	2	21	0	$30.00	1.175	$630	$—	$—
5	3-Jul-03	3	31	0	$30.00	1.175	$930	$—	$—
5	3-Jul-03	4	18	0	$30.00	1.175	$540	$—	$—
5	3-Jul-03	5	0	0	$30.00	1.175	$—	$—	$—

Master Data

			Energy Portion of IP Load	Qualified Purchases	Delivered Energy	Scheduled Energy	Tier 1 Energy	Bandwidth Percent	Scheduled Energy less Tier 2 Energy	Bandwidth Allowance	Lower Bandwidth Threshold	Upper Bandwidth Threshold	Overscheduled Energy
5	3-Jul-03	6	1,789	600	1,189	1200	1189	10%	1,200	120	1,080	1320	0
5	3-Jul-03	7	1,841	900	941	950	941	10%	950	95	855	1045	0
5	3-Jul-03	8	2,087	900	1,187	1100	1100	10%	1,100	110	990	1210	0
5	3-Jul-03	9	2,324	900	1,424	1400	1400	10%	1,400	140	1,260	1540	0
5	3-Jul-03	10	2,511	900	1,611	1700	1611	10%	1,700	170	1,530	1870	0
5	3-Jul-03	11	2,659	900	1,759	1800	1759	10%	1,800	180	1,620	1980	0
5	3-Jul-03	12	2,788	900	1,888	1900	1888	10%	1,900	190	1,710	2090	0
5	3-Jul-03	13	2,903	900	2,003	2000	2000	10%	2,000	200	1,800	2200	0
5	3-Jul-03	14	3,012	900	2,112	2100	2100	10%	2,100	210	1,890	2310	0
5	3-Jul-03	15	3,082	900	2,182	2200	2182	10%	2,200	220	1,980	2420	0
5	3-Jul-03	16	3,079	900	2,179	2200	2179	10%	2,200	220	1,980	2420	0
5	3-Jul-03	17	3,099	900	2,199	2200	2199	10%	2,200	220	1,980	2420	0
5	3-Jul-03	18	3,085	900	2,185	2200	2185	10%	2,200	220	1,980	2420	0
5	3-Jul-03	19	2,989	900	2,089	2000	2000	10%	2,000	200	1,800	2200	0
5	3-Jul-03	20	2,888	900	1,988	2000	1988	10%	2,000	200	1,800	2200	0
5	3-Jul-03	21	2,802	900	1,902	2000	1902	10%	2,000	200	1,800	2200	0
5	3-Jul-03	22	2,772	900	1,872	1900	1872	10%	1,900	190	1,710	2090	0
5	3-Jul-03	23	2,563	600	1,963	2000	1963	10%	2,000	200	1,800	2200	0
5	3-Jul-03	24	2,321	600	1,721	1500	1500	10%	1,500	150	1,350	1650	0
6	4-Jul-03	1	2,159	600	1,559	1400	1400	10%	1,400	140	1,260	1540	0
6	4-Jul-03	2	2,030	600	1,430	1300	1300	10%	1,300	130	1,170	1430	0
6	4-Jul-03	3	1,946	600	1,346	1300	1300	10%	1,300	130	1,170	1430	0
6	4-Jul-03	4	1,868	600	1,268	1300	1268	10%	1,300	130	1,170	1430	0
6	4-Jul-03	5	1,808	600	1,208	1200	1200	10%	1,200	120	1,080	1320	0
6	4-Jul-03	6	1,771	600	1,171	1100	1100	10%	1,100	110	990	1210	0
6	4-Jul-03	7	1,731	600	1,131	1100	1100	10%	1,100	110	990	1210	0
6	4-Jul-03	8	1,845	600	1,245	1200	1200	10%	1,200	120	1,080	1320	0
6	4-Jul-03	9	2,074	600	1,474	1400	1400	10%	1,400	140	1,260	1540	0
6	4-Jul-03	10	2,318	600	1,718	1700	1700	10%	1,700	170	1,530	1870	0
6	4-Jul-03	11	2,512	600	1,912	1900	1900	10%	1,900	190	1,710	2090	0
6	4-Jul-03	12	2,663	600	2,063	2100	2063	10%	2,100	210	1,890	2310	0
6	4-Jul-03	13	2,775	600	2,175	2150	2150	10%	2,150	215	1,935	2365	0
6	4-Jul-03	14	2,858	600	2,258	2300	2258	10%	2,300	230	2,070	2530	0
6	4-Jul-03	15	2,919	600	2,319	2300	2300	10%	2,300	230	2,070	2530	0
6	4-Jul-03	16	2,927	600	2,327	2300	2300	10%	2,300	230	2,070	2530	0
6	4-Jul-03	17	2,912	600	2,312	2300	2300	10%	2,300	230	2,070	2530	0
6	4-Jul-03	18	2,828	600	2,228	2300	2228	10%	2,300	230	2,070	2530	0
6	4-Jul-03	19	2,775	600	2,175	2200	2175	10%	2,200	220	1,980	2420	0
6	4-Jul-03	20	2,699	600	2,099	2100	2099	10%	2,100	210	1,890	2310	0
6	4-Jul-03	21	2,618	600	2,018	2000	2000	10%	2,000	200	1,800	2200	0
6	4-Jul-03	22	2,502	600	1,902	1900	1900	10%	1,900	190	1,710	2090	0
6	4-Jul-03	23	2,455	600	1,855	1800	1800	10%	1,800	180	1,620	1980	0
6	4-Jul-03	24	2,313	600	1,713	1700	1700	10%	1,700	170	1,530	1870	0
7	5-Jul-03	1	2,148	600	1,548	1600	1548	10%	1,600	160	1,440	1760	0
7	5-Jul-03	2	2,028	600	1,428	1500	1428	10%	1,500	150	1,350	1650	0
7	5-Jul-03	3	1,935	600	1,335	1300	1300	10%	1,300	130	1,170	1430	0
7	5-Jul-03	4	1,872	600	1,272	1200	1200	10%	1,200	120	1,080	1320	0
7	5-Jul-03	5	1,804	600	1,204	1200	1200	10%	1,200	120	1,080	1320	0
7	5-Jul-03	6	1,754	600	1,154	1200	1154	10%	1,200	120	1,080	1320	0
7	5-Jul-03	7	1,714	600	1,114	1200	1114	10%	1,200	120	1,080	1320	0
7	5-Jul-03	8	1,850	600	1,250	1200	1200	10%	1,200	120	1,080	1320	0
7	5-Jul-03	9	2,070	600	1,470	1400	1400	10%	1,400	140	1,260	1540	0
7	5-Jul-03	10	2,337	600	1,737	1700	1700	10%	1,700	170	1,530	1870	0

			Supplemental Energy	Underscheduled Energy	Shaped Daily On-Peak Index or $30	Surcharge Factor	12 (c) Supplemental Energy Charges	12(d)(ii) Underscheduled Energy Surcharges	12(e) Overscheduling Surcharge
5	3-Jul-03	6	0	0	$30.00	1.175	$—	$—	$—
5	3-Jul-03	7	0	0	$26.30	1.175	$—	$—	$—
5	3-Jul-03	8	87	0	$33.09	1.175	$2,610	$—	$—
5	3-Jul-03	9	24	0	$29.11	1.175	$720	$—	$—
5	3-Jul-03	10	0	0	$41.06	1.175	$—	$—	$—
5	3-Jul-03	11	0	0	$55.58	1.175	$—	$—	$—
5	3-Jul-03	12	0	0	$51.54	1.175	$—	$—	$—
5	3-Jul-03	13	3	0	$58.84	1.175	$90	$—	$—
5	3-Jul-03	14	12	0	$47.60	1.175	$360	$—	$—
5	3-Jul-03	15	0	0	$52.61	1.175	$—	$—	$—
5	3-Jul-03	16	0	0	$60.47	1.175	$—	$—	$—
5	3-Jul-03	17	0	0	$52.63	1.175	$—	$—	$—
5	3-Jul-03	18	0	0	$46.31	1.175	$—	$—	$—
5	3-Jul-03	19	89	0	$38.94	1.175	$2,670	$—	$—
5	3-Jul-03	20	0	0	$41.06	1.175	$—	$—	$—
5	3-Jul-03	21	0	0	$57.07	1.175	$—	$—	$—
5	3-Jul-03	22	0	0	$31.62	1.175	$—	$—	$—
5	3-Jul-03	23	0	0	$30.00	1.175	$—	$—	$—
5	3-Jul-03	24	150	71	$30.00	1.175	$4,500	$2,130	$—
6	4-Jul-03	1	140	19	$30.00	1.175	$4,200	$570	$—
6	4-Jul-03	2	130	0	$30.00	1.175	$3,900	$—	$—
6	4-Jul-03	3	46	0	$30.00	1.175	$1,380	$—	$—
6	4-Jul-03	4	0	0	$30.00	1.175	$—	$—	$—
6	4-Jul-03	5	8	0	$30.00	1.175	$240	$—	$—
6	4-Jul-03	6	71	0	$30.00	1.175	$2,130	$—	$—
6	4-Jul-03	7	31	0	$30.00	1.175	$930	$—	$—
6	4-Jul-03	8	45	0	$30.00	1.175	$1,350	$—	$—
6	4-Jul-03	9	74	0	$30.00	1.175	$2,220	$—	$—
6	4-Jul-03	10	18	0	$30.00	1.175	$540	$—	$—
6	4-Jul-03	11	12	0	$30.00	1.175	$360	$—	$—
6	4-Jul-03	12	0	0	$30.00	1.175	$—	$—	$—
6	4-Jul-03	13	25	0	$30.00	1.175	$750	$—	$—
6	4-Jul-03	14	0	0	$30.00	1.175	$—	$—	$—
6	4-Jul-03	15	19	0	$30.00	1.175	$570	$—	$—
6	4-Jul-03	16	27	0	$30.00	1.175	$810	$—	$—
6	4-Jul-03	17	12	0	$30.00	1.175	$360	$—	$—
6	4-Jul-03	18	0	0	$30.00	1.175	$—	$—	$—
6	4-Jul-03	19	0	0	$30.00	1.175	$—	$—	$—
6	4-Jul-03	20	0	0	$30.00	1.175	$—	$—	$—
6	4-Jul-03	21	18	0	$30.00	1.175	$540	$—	$—
6	4-Jul-03	22	2	0	$30.00	1.175	$60	$—	$—
6	4-Jul-03	23	55	0	$30.00	1.175	$1,650	$—	$—
6	4-Jul-03	24	13	0	$30.00	1.175	$390	$—	$—
7	5-Jul-03	1	0	0	$30.00	1.175	$—	$—	$—
7	5-Jul-03	2	0	0	$30.00	1.175	$—	$—	$—
7	5-Jul-03	3	35	0	$30.00	1.175	$1,050	$—	$—
7	5-Jul-03	4	72	0	$30.00	1.175	$2,160	$—	$—
7	5-Jul-03	5	4	0	$30.00	1.175	$120	$—	$—
7	5-Jul-03	6	0	0	$30.00	1.175	$—	$—	$—
7	5-Jul-03	7	0	0	$30.00	1.175	$—	$—	$—
7	5-Jul-03	8	50	0	$30.00	1.175	$1,500	$—	$—
7	5-Jul-03	9	70	0	$30.00	1.175	$2,100	$—	$—
7	5-Jul-03	10	37	0	$30.00	1.175	$1,110	$—	$—

Master Data

			Energy Portion of IP Load	Qualified Purchases	Delivered Energy	Scheduled Energy	Tier 1 Energy	Bandwidth Percent	Scheduled Energy less Tier 2 Energy	Bandwidth Allowance	Lower Bandwidth Threshold	Upper Bandwidth Threshold	Overscheduled Energy
7	5-Jul-03	11	2,505	600	1,905	1900	1900	10%	1,900	190	1,710	2090	0
7	5-Jul-03	12	2,652	600	2,052	2100	2052	10%	2,100	210	1,890	2310	0
7	5-Jul-03	13	2,775	600	2,175	2200	2175	10%	2,200	220	1,980	2420	0
7	5-Jul-03	14	2,825	600	2,225	2200	2200	10%	2,200	220	1,980	2420	0
7	5-Jul-03	15	2,859	600	2,259	2300	2259	10%	2,300	230	2,070	2530	0
7	5-Jul-03	16	2,946	600	2,346	2300	2300	10%	2,300	230	2,070	2530	0
7	5-Jul-03	17	2,973	600	2,373	2300	2300	10%	2,300	230	2,070	2530	0
7	5-Jul-03	18	2,954	600	2,354	2300	2300	10%	2,300	230	2,070	2530	0
7	5-Jul-03	19	2,899	600	2,299	2300	2299	10%	2,300	230	2,070	2530	0
7	5-Jul-03	20	2,796	600	2,196	2300	2196	10%	2,300	230	2,070	2530	0
7	5-Jul-03	21	2,733	600	2,133	2200	2133	10%	2,200	220	1,980	2420	0
7	5-Jul-03	22	2,687	600	2,087	2100	2087	10%	2,100	210	1,890	2310	0
7	5-Jul-03	23	2,471	600	1,871	1900	1871	10%	1,900	190	1,710	2090	0
7	5-Jul-03	24	2,261	600	1,661	1600	1600	10%	1,600	160	1,440	1760	0
1	6-Jul-03	1	2,115	600	1,515	1400	1400	10%	1,400	140	1,260	1540	0
1	6-Jul-03	2	1,977	600	1,377	1300	1300	10%	1,300	130	1,170	1430	0
1	6-Jul-03	3	1,868	600	1,268	1300	1268	10%	1,300	130	1,170	1430	0
1	6-Jul-03	4	1,781	600	1,181	1200	1181	10%	1,200	120	1,080	1320	0
1	6-Jul-03	5	1,742	600	1,142	1200	1142	10%	1,200	120	1,080	1320	0
1	6-Jul-03	6	1,684	600	1,084	1100	1084	10%	1,100	110	990	1210	0
1	6-Jul-03	7	1,651	600	1,051	1000	1000	10%	1,000	100	900	1100	0
1	6-Jul-03	8	1,758	600	1,158	1100	1100	10%	1,100	110	990	1210	0
1	6-Jul-03	9	1,965	600	1,365	1300	1300	10%	1,300	130	1,170	1430	0
1	6-Jul-03	10	2,191	600	1,591	1600	1591	10%	1,600	160	1,440	1760	0
1	6-Jul-03	11	2,382	600	1,782	1800	1782	10%	1,800	180	1,620	1980	0
1	6-Jul-03	12	2,556	600	1,956	2000	1956	10%	2,000	200	1,800	2200	0
1	6-Jul-03	13	2,678	600	2,078	2100	2078	10%	2,100	210	1,890	2310	0
1	6-Jul-03	14	2,760	600	2,160	2200	2160	10%	2,200	220	1,980	2420	0
1	6-Jul-03	15	2,797	600	2,197	2200	2197	10%	2,200	220	1,980	2420	0
1	6-Jul-03	16	2,841	600	2,241	2300	2241	10%	2,300	230	2,070	2530	0
1	6-Jul-03	17	2,887	600	2,287	2300	2287	10%	2,300	230	2,070	2530	0
1	6-Jul-03	18	2,907	600	2,307	2300	2300	10%	2,300	230	2,070	2530	0
1	6-Jul-03	19	2,857	600	2,257	2300	2257	10%	2,300	230	2,070	2530	0
1	6-Jul-03	20	2,774	600	2,174	2300	2174	10%	2,300	230	2,070	2530	0
1	6-Jul-03	21	2,769	600	2,169	2100	2100	10%	2,100	210	1,890	2310	0
1	6-Jul-03	22	2,750	600	2,150	2150	2150	10%	2,150	215	1,935	2365	0
1	6-Jul-03	23	2,559	600	1,959	2050	1959	10%	2,050	205	1,845	2255	0
1	6-Jul-03	24	2,358	600	1,758	1800	1758	10%	1,800	180	1,620	1980	0
2	7-Jul-03	1	2,202	600	1,602	1400	1400	10%	1,400	140	1,260	1540	0
2	7-Jul-03	2	2,081	600	1,481	1300	1300	10%	1,300	130	1,170	1430	0
2	7-Jul-03	3	2,077	600	1,477	1200	1200	10%	1,200	120	1,080	1320	0
2	7-Jul-03	4	1,976	600	1,376	1150	1150	10%	1,150	115	1,035	1265	0
2	7-Jul-03	5	1,961	600	1,361	1200	1200	10%	1,200	120	1,080	1320	0
2	7-Jul-03	6	1,998	600	1,398	1200	1200	10%	1,200	120	1,080	1320	0
2	7-Jul-03	7	2,104	900	1,204	950	950	10%	950	95	855	1045	0
2	7-Jul-03	8	2,347	900	1,447	1100	1100	10%	1,100	110	990	1210	0
2	7-Jul-03	9	2,576	900	1,676	1400	1400	10%	1,400	140	1,260	1540	0
2	7-Jul-03	10	2,700	900	1,800	1700	1700	10%	1,700	170	1,530	1870	0
2	7-Jul-03	11	2,865	900	1,965	1800	1800	10%	1,800	180	1,620	1980	0
2	7-Jul-03	12	3,021	900	2,121	1900	1900	10%	1,900	190	1,710	2090	0
2	7-Jul-03	13	3,139	900	2,239	2000	2000	10%	2,000	200	1,800	2200	0
2	7-Jul-03	14	3,254	900	2,354	2100	2100	10%	2,100	210	1,890	2310	0
2	7-Jul-03	15	3,316	900	2,416	2200	2200	10%	2,200	220	1,980	2420	0

			Supplemental Energy	Underscheduled Energy	Shaped Daily On-Peak Index or $30	Surcharge Factor	12 (c) Supplemental Energy Charges	12(d)(ii) Underscheduled Energy Surcharges	12(e) Overscheduling Surcharge
7	5-Jul-03	11	5	0	$30.00	1.175	$150	$—	$—
7	5-Jul-03	12	0	0	$30.00	1.175	$—	$—	$—
7	5-Jul-03	13	0	0	$30.00	1.175	$—	$—	$—
7	5-Jul-03	14	25	0	$30.00	1.175	$750	$—	$—
7	5-Jul-03	15	0	0	$30.00	1.175	$—	$—	$—
7	5-Jul-03	16	46	0	$30.00	1.175	$1,380	$—	$—
7	5-Jul-03	17	73	0	$30.00	1.175	$2,190	$—	$—
7	5-Jul-03	18	54	0	$30.00	1.175	$1,620	$—	$—
7	5-Jul-03	19	0	0	$30.00	1.175	$—	$—	$—
7	5-Jul-03	20	0	0	$30.00	1.175	$—	$—	$—
7	5-Jul-03	21	0	0	$30.00	1.175	$—	$—	$—
7	5-Jul-03	22	0	0	$30.00	1.175	$—	$—	$—
7	5-Jul-03	23	0	0	$30.00	1.175	$—	$—	$—
7	5-Jul-03	24	61	0	$30.00	1.175	$1,830	$—	$—
1	6-Jul-03	1	115	0	$30.00	1.175	$3,450	$—	$—
1	6-Jul-03	2	77	0	$30.00	1.175	$2,310	$—	$—
1	6-Jul-03	3	0	0	$30.00	1.175	$—	$—	$—
1	6-Jul-03	4	0	0	$30.00	1.175	$—	$—	$—
1	6-Jul-03	5	0	0	$30.00	1.175	$—	$—	$—
1	6-Jul-03	6	0	0	$30.00	1.175	$—	$—	$—
1	6-Jul-03	7	51	0	$30.00	1.175	$1,530	$—	$—
1	6-Jul-03	8	58	0	$30.00	1.175	$1,740	$—	$—
1	6-Jul-03	9	65	0	$30.00	1.175	$1,950	$—	$—
1	6-Jul-03	10	0	0	$30.00	1.175	$—	$—	$—
1	6-Jul-03	11	0	0	$30.00	1.175	$—	$—	$—
1	6-Jul-03	12	0	0	$30.00	1.175	$—	$—	$—
1	6-Jul-03	13	0	0	$30.00	1.175	$—	$—	$—
1	6-Jul-03	14	0	0	$30.00	1.175	$—	$—	$—
1	6-Jul-03	15	0	0	$30.00	1.175	$—	$—	$—
1	6-Jul-03	16	0	0	$30.00	1.175	$—	$—	$—
1	6-Jul-03	17	0	0	$30.00	1.175	$—	$—	$—
1	6-Jul-03	18	7	0	$30.00	1.175	$210	$—	$—
1	6-Jul-03	19	0	0	$30.00	1.175	$—	$—	$—
1	6-Jul-03	20	0	0	$30.00	1.175	$—	$—	$—
1	6-Jul-03	21	69	0	$30.00	1.175	$2,070	$—	$—
1	6-Jul-03	22	0	0	$30.00	1.175	$—	$—	$—
1	6-Jul-03	23	0	0	$30.00	1.175	$—	$—	$—
1	6-Jul-03	24	0	0	$30.00	1.175	$—	$—	$—
2	7-Jul-03	1	140	62	$30.00	1.175	$4,200	$1,860	$—
2	7-Jul-03	2	130	51	$30.00	1.175	$3,900	$1,530	$—
2	7-Jul-03	3	120	157	$30.00	1.175	$3,600	$4,710	$—
2	7-Jul-03	4	115	111	$30.00	1.175	$3,450	$3,330	$—
2	7-Jul-03	5	120	41	$30.00	1.175	$3,600	$1,230	$—
2	7-Jul-03	6	120	78	$30.00	1.175	$3,600	$2,340	$—
2	7-Jul-03	7	95	159	$26.86	1.175	$2,850	$5,018	$—
2	7-Jul-03	8	110	237	$25.82	1.175	$3,300	$7,190	$—
2	7-Jul-03	9	140	136	$40.55	1.175	$4,200	$6,480	$—
2	7-Jul-03	10	100	0	$59.19	1.175	$3,000	$—	$—
2	7-Jul-03	11	165	0	$65.33	1.175	$4,950	$—	$—
2	7-Jul-03	12	190	31	$91.21	1.175	$5,700	$3,322	$—
2	7-Jul-03	13	200	39	$115.66	1.175	$6,000	$5,300	$—
2	7-Jul-03	14	210	44	$59.78	1.175	$6,300	$3,091	$—
2	7-Jul-03	15	216	0	$64.26	1.175	$6,480	$—	$—

Master Data

			Energy Portion of IP Load	Qualified Purchases	Delivered Energy	Scheduled Energy	Tier 1 Energy	Bandwidth Percent	Scheduled Energy less Tier 2 Energy	Bandwidth Allowance	Lower Bandwidth Threshold	Upper Bandwidth Threshold	Overscheduled Energy
2	7-Jul-03	16	3,345	900	2,445	2200	2200	10%	2,200	220	1,980	2420	0
2	7-Jul-03	17	3,360	900	2,460	2200	2200	10%	2,200	220	1,980	2420	0
2	7-Jul-03	18	3,362	900	2,462	2200	2200	10%	2,200	220	1,980	2420	0
2	7-Jul-03	19	3,286	900	2,386	2000	2000	10%	2,000	200	1,800	2200	0
2	7-Jul-03	20	3,145	900	2,245	2000	2000	10%	2,000	200	1,800	2200	0
2	7-Jul-03	21	3,116	900	2,216	2000	2000	10%	2,000	200	1,800	2200	0
2	7-Jul-03	22	3,068	900	2,168	1900	1900	10%	1,900	190	1,710	2090	0
2	7-Jul-03	23	2,812	600	2,212	2000	2000	10%	2,000	200	1,800	2200	0
2	7-Jul-03	24	2,552	600	1,952	1500	1500	10%	1,500	150	1,350	1650	0
3	8-Jul-03	1	2,340	600	1,740	1800	1740	10%	1,800	180	1,620	1980	0
3	8-Jul-03	2	2,243	600	1,643	1700	1643	10%	1,700	170	1,530	1870	0
3	8-Jul-03	3	2,167	600	1,567	1500	1500	10%	1,500	150	1,350	1650	0
3	8-Jul-03	4	2,108	600	1,508	1500	1500	10%	1,500	150	1,350	1650	0
3	8-Jul-03	5	2,104	600	1,504	1500	1500	10%	1,500	150	1,350	1650	0
3	8-Jul-03	6	2,133	600	1,533	1500	1500	10%	1,500	150	1,350	1650	0
3	8-Jul-03	7	2,208	900	1,308	1200	1200	10%	1,200	120	1,080	1320	0
3	8-Jul-03	8	2,448	900	1,548	1500	1500	10%	1,500	150	1,350	1650	0
3	8-Jul-03	9	2,644	900	1,744	1800	1744	10%	1,800	180	1,620	1980	0
3	8-Jul-03	10	2,822	900	1,922	2100	1922	10%	2,100	210	1,890	2310	0
3	8-Jul-03	11	2,954	900	2,054	2300	2054	10%	2,300	230	2,070	2530	16
3	8-Jul-03	12	3,060	900	2,160	2300	2160	10%	2,300	230	2,070	2530	0
3	8-Jul-03	13	3,149	900	2,249	2300	2249	10%	2,300	230	2,070	2530	0
3	8-Jul-03	14	3,231	900	2,331	2300	2300	10%	2,300	230	2,070	2530	0
3	8-Jul-03	15	3,205	900	2,305	2300	2300	10%	2,300	230	2,070	2530	0
3	8-Jul-03	16	3,182	900	2,282	2300	2282	10%	2,300	230	2,070	2530	0
3	8-Jul-03	17	3,103	900	2,203	2300	2203	10%	2,300	230	2,070	2530	0
3	8-Jul-03	18	2,976	900	2,076	2100	2076	10%	2,100	210	1,890	2310	0
3	8-Jul-03	19	2,891	900	1,991	2000	1991	10%	2,000	200	1,800	2200	0
3	8-Jul-03	20	2,768	900	1,868	1800	1800	10%	1,800	180	1,620	1980	0
3	8-Jul-03	21	2,746	900	1,846	1800	1800	10%	1,800	180	1,620	1980	0
3	8-Jul-03	22	2,733	900	1,833	1800	1800	10%	1,800	180	1,620	1980	0
3	8-Jul-03	23	2,550	600	1,950	1900	1900	10%	1,900	190	1,710	2090	0
3	8-Jul-03	24	2,331	600	1,731	1700	1700	10%	1,700	170	1,530	1870	0
4	9-Jul-03	1	2,161	600	1,561	1500	1500	10%	1,500	150	1,350	1650	0
4	9-Jul-03	2	2,054	600	1,454	1500	1454	10%	1,500	150	1,350	1650	0
4	9-Jul-03	3	1,956	600	1,356	1300	1300	10%	1,300	130	1,170	1430	0
4	9-Jul-03	4	1,885	600	1,285	1300	1285	10%	1,300	130	1,170	1430	0
4	9-Jul-03	5	1,880	600	1,280	1300	1280	10%	1,300	130	1,170	1430	0
4	9-Jul-03	6	1,904	600	1,304	1300	1300	10%	1,300	130	1,170	1430	0
4	9-Jul-03	7	1,994	900	1,094	1000	1000	10%	1,000	100	900	1100	0
4	9-Jul-03	8	2,191	900	1,291	1000	1000	10%	1,000	100	900	1100	0
4	9-Jul-03	9	2,393	900	1,493	1300	1300	10%	1,300	130	1,170	1430	0
4	9-Jul-03	10	2,561	900	1,661	1700	1661	10%	1,700	170	1,530	1870	0
4	9-Jul-03	11	2,681	900	1,781	1900	1781	10%	1,900	190	1,710	2090	0
4	9-Jul-03	12	2,808	900	1,908	2000	1908	10%	2,000	200	1,800	2200	0
4	9-Jul-03	13	2,845	900	1,945	2000	1945	10%	2,000	200	1,800	2200	0
4	9-Jul-03	14	2,880	900	1,980	2000	1980	10%	2,000	200	1,800	2200	0
4	9-Jul-03	15	2,944	900	2,044	2000	2000	10%	2,000	200	1,800	2200	0
4	9-Jul-03	16	3,034	900	2,134	2000	2000	10%	2,000	200	1,800	2200	0
4	9-Jul-03	17	3,017	900	2,117	2000	2000	10%	2,000	200	1,800	2200	0
4	9-Jul-03	18	2,995	900	2,095	2000	2000	10%	2,000	200	1,800	2200	0
4	9-Jul-03	19	2,940	900	2,040	2000	2000	10%	2,000	200	1,800	2200	0
4	9-Jul-03	20	2,833	900	1,933	2000	1933	10%	2,000	200	1,800	2200	0

			Supplemental Energy	Underscheduled Energy	Shaped Daily On-Peak Index or $30	Surcharge Factor	12 (c) Supplemental Energy Charges	12(d)(ii) Underscheduled Energy Surcharges	12(e) Overscheduling Surcharge
2	7-Jul-03	16	220	25	$51.47	1.175	$6,600	$1,512	$—
2	7-Jul-03	17	220	40	$35.57	1.175	$6,600	$1,672	$—
2	7-Jul-03	18	220	42	$26.49	1.175	$6,600	$1,307	$—
2	7-Jul-03	19	200	186	$20.94	1.175	$6,000	$4,576	$—
2	7-Jul-03	20	200	45	$36.85	1.175	$6,000	$1,948	$—
2	7-Jul-03	21	200	16	$39.44	1.175	$6,000	$741	$—
2	7-Jul-03	22	190	78	$30.35	1.175	$5,700	$2,781	$—
2	7-Jul-03	23	200	12	$30.00	1.175	$6,000	$360	$—
2	7-Jul-03	24	150	302	$30.00	1.175	$4,500	$9,060	$—
3	8-Jul-03	1	0	0	$30.00	1.175	$—	$—	$—
3	8-Jul-03	2	0	0	$30.00	1.175	$—	$—	$—
3	8-Jul-03	3	67	0	$30.00	1.175	$2,010	$—	$—
3	8-Jul-03	4	8	0	$30.00	1.175	$240	$—	$—
3	8-Jul-03	5	4	0	$30.00	1.175	$120	$—	$—
3	8-Jul-03	6	33	0	$30.00	1.175	$990	$—	$—
3	8-Jul-03	7	108	0	$26.56	1.175	$3,240	$—	$—
3	8-Jul-03	8	48	0	$42.30	1.175	$1,440	$—	$—
3	8-Jul-03	9	0	0	$41.57	1.175	$—	$—	$—
3	8-Jul-03	10	0	0	$26.84	1.175	$—	$—	$—
3	8-Jul-03	11	0	0	$42.06	1.175	$—	$—	$311
3	8-Jul-03	12	0	0	$50.27	1.175	$—	$—	$—
3	8-Jul-03	13	0	0	$70.02	1.175	$—	$—	$—
3	8-Jul-03	14	31	0	$63.60	1.175	$930	$—	$—
3	8-Jul-03	15	5	0	$42.74	1.175	$150	$—	$—
3	8-Jul-03	16	0	0	$68.36	1.175	$—	$—	$—
3	8-Jul-03	17	0	0	$90.01	1.175	$—	$—	$—
3	8-Jul-03	18	0	0	$48.90	1.175	$—	$—	$—
3	8-Jul-03	19	0	0	$45.68	1.175	$—	$—	$—
3	8-Jul-03	20	68	0	$72.09	1.175	$2,040	$—	$—
3	8-Jul-03	21	46	0	$83.15	1.175	$1,380	$—	$—
3	8-Jul-03	22	33	0	$40.25	1.175	$990	$—	$—
3	8-Jul-03	23	50	0	$30.00	1.175	$1,500	$—	$—
3	8-Jul-03	24	31	0	$30.00	1.175	$930	$—	$—
4	9-Jul-03	1	61	0	$30.00	1.175	$1,830	$—	$—
4	9-Jul-03	2	0	0	$30.00	1.175	$—	$—	$—
4	9-Jul-03	3	56	0	$30.00	1.175	$1,680	$—	$—
4	9-Jul-03	4	0	0	$30.00	1.175	$—	$—	$—
4	9-Jul-03	5	0	0	$30.00	1.175	$—	$—	$—
4	9-Jul-03	6	4	0	$30.00	1.175	$120	$—	$—
4	9-Jul-03	7	94	0	$57.02	1.175	$2,820	$—	$—
4	9-Jul-03	8	100	191	$44.71	1.175	$3,000	$10,033	$—
4	9-Jul-03	9	130	63	$47.82	1.175	$3,900	$3,540	$—
4	9-Jul-03	10	0	0	$59.22	1.175	$—	$—	$—
4	9-Jul-03	11	0	0	$60.00	1.175	$—	$—	$—
4	9-Jul-03	12	0	0	$51.10	1.175	$—	$—	$—
4	9-Jul-03	13	0	0	$65.34	1.175	$—	$—	$—
4	9-Jul-03	14	0	0	$66.25	1.175	$—	$—	$—
4	9-Jul-03	15	44	0	$44.96	1.175	$1,320	$—	$—
4	9-Jul-03	16	134	0	$40.10	1.175	$4,020	$—	$—
4	9-Jul-03	17	117	0	$36.00	1.175	$3,510	$—	$—
4	9-Jul-03	18	95	0	$25.79	1.175	$2,850	$—	$—
4	9-Jul-03	19	40	0	$21.22	1.175	$1,200	$—	$—
4	9-Jul-03	20	0	0	$47.66	1.175	$—	$—	$—

Master Data

			Energy Portion of IP Load	Qualified Purchases	Delivered Energy	Scheduled Energy	Tier 1 Energy	Bandwidth Percent	Scheduled Energy less Tier 2 Energy	Bandwidth Allowance	Lower Bandwidth Threshold	Upper Bandwidth Threshold	Overscheduled Energy
4	9-Jul-03	21	2,755	900	1,855	1900	1855	10%	1,900	190	1,710	2090	0
4	9-Jul-03	22	2,700	900	1,800	1800	1800	10%	1,800	180	1,620	1980	0
4	9-Jul-03	23	2,506	600	1,906	2000	1906	10%	2,000	200	1,800	2200	0
4	9-Jul-03	24	2,296	600	1,696	1700	1696	10%	1,700	170	1,530	1870	0
5	10-Jul-03	1	2,158	600	1,558	1500	1500	10%	1,500	150	1,350	1650	0
5	10-Jul-03	2	2,006	600	1,406	1500	1406	10%	1,500	150	1,350	1650	0
5	10-Jul-03	3	1,907	600	1,307	1300	1300	10%	1,300	130	1,170	1430	0
5	10-Jul-03	4	1,856	600	1,256	1300	1256	10%	1,300	130	1,170	1430	0
5	10-Jul-03	5	1,823	600	1,223	1300	1223	10%	1,300	130	1,170	1430	0
5	10-Jul-03	6	1,875	600	1,275	1300	1275	10%	1,300	130	1,170	1430	0
5	10-Jul-03	7	1,952	900	1,052	1000	1000	10%	1,000	100	900	1100	0
5	10-Jul-03	8	2,059	900	1,159	1000	1000	10%	1,000	100	900	1100	0
5	10-Jul-03	9	2,201	900	1,301	1300	1300	10%	1,300	130	1,170	1430	0
5	10-Jul-03	10	2,293	900	1,393	1700	1393	10%	1,700	170	1,530	1870	137
5	10-Jul-03	11	2,387	900	1,487	1900	1487	10%	1,900	190	1,710	2090	223
5	10-Jul-03	12	2,494	900	1,594	2000	1594	10%	2,000	200	1,800	2200	206
5	10-Jul-03	13	2,562	900	1,662	2000	1662	10%	2,000	200	1,800	2200	138
5	10-Jul-03	14	2,633	900	1,733	2000	1733	10%	2,000	200	1,800	2200	67
5	10-Jul-03	15	2,685	900	1,785	2000	1785	10%	2,000	200	1,800	2200	15
5	10-Jul-03	16	2,675	900	1,775	2000	1775	10%	2,000	200	1,800	2200	25
5	10-Jul-03	17	2,662	900	1,762	2000	1762	10%	2,000	200	1,800	2200	38
5	10-Jul-03	18	2,578	900	1,678	2000	1678	10%	2,000	200	1,800	2200	122
5	10-Jul-03	19	2,486	900	1,586	2000	1586	10%	2,000	200	1,800	2200	214
5	10-Jul-03	20	2,406	900	1,506	2000	1506	10%	2,000	200	1,800	2200	294
5	10-Jul-03	21	2,370	900	1,470	1900	1470	10%	1,900	190	1,710	2090	240
5	10-Jul-03	22	2,324	900	1,424	1800	1424	10%	1,800	180	1,620	1980	196
5	10-Jul-03	23	2,188	600	1,588	2000	1588	10%	2,000	200	1,800	2200	212
5	10-Jul-03	24	1,968	600	1,368	1700	1368	10%	1,700	170	1,530	1870	162
6	11-Jul-03	1	1,814	600	1,214	1200	1200	10%	1,200	120	1,080	1320	0
6	11-Jul-03	2	1,733	600	1,133	1100	1100	10%	1,100	110	990	1210	0
6	11-Jul-03	3	1,663	600	1,063	1000	1000	10%	1,000	100	900	1100	0
6	11-Jul-03	4	1,624	600	1,024	1000	1000	10%	1,000	100	900	1100	0
6	11-Jul-03	5	1,646	600	1,046	1000	1000	10%	1,000	100	900	1100	0
6	11-Jul-03	6	1,651	600	1,051	1000	1000	10%	1,000	100	900	1100	0
6	11-Jul-03	7	1,712	900	812	900	812	10%	900	90	810	990	0
6	11-Jul-03	8	1,898	900	998	1000	998	10%	1,000	100	900	1100	0
6	11-Jul-03	9	2,062	900	1,162	1200	1162	10%	1,200	120	1,080	1320	0
6	11-Jul-03	10	2,187	900	1,287	1200	1200	10%	1,200	120	1,080	1320	0
6	11-Jul-03	11	2,259	900	1,359	1400	1359	10%	1,400	140	1,260	1540	0
6	11-Jul-03	12	2,314	900	1,414	1400	1400	10%	1,400	140	1,260	1540	0
6	11-Jul-03	13	2,409	900	1,509	1600	1509	10%	1,600	160	1,440	1760	0
6	11-Jul-03	14	2,483	900	1,583	1600	1583	10%	1,600	160	1,440	1760	0
6	11-Jul-03	15	2,516	900	1,616	1600	1600	10%	1,600	160	1,440	1760	0
6	11-Jul-03	16	2,571	900	1,671	1600	1600	10%	1,600	160	1,440	1760	0
6	11-Jul-03	17	2,580	900	1,680	1600	1600	10%	1,600	160	1,440	1760	0
6	11-Jul-03	18	2,574	900	1,674	1600	1600	10%	1,600	160	1,440	1760	0
6	11-Jul-03	19	2,499	900	1,599	1600	1599	10%	1,600	160	1,440	1760	0
6	11-Jul-03	20	2,388	900	1,488	1600	1488	10%	1,600	160	1,440	1760	0
6	11-Jul-03	21	2,335	900	1,435	1400	1400	10%	1,400	140	1,260	1540	0
6	11-Jul-03	22	2,293	900	1,393	1200	1200	10%	1,200	120	1,080	1320	0
6	11-Jul-03	23	2,146	600	1,546	1400	1400	10%	1,400	140	1,260	1540	0
6	11-Jul-03	24	1,946	600	1,346	1300	1300	10%	1,300	130	1,170	1430	0
7	12-Jul-03	1	1,814	600	1,214	1300	1214	10%	1,300	130	1,170	1430	0

			Supplemental Energy	Underscheduled Energy	Shaped Daily On-Peak Index or $30	Surcharge Factor	12 (c) Supplemental Energy Charges	12(d)(ii) Underscheduled Energy Surcharges	12(e) Overscheduling Surcharge
4	9-Jul-03	21	0	0	$42.31	1.175	$—	$—	$—
4	9-Jul-03	22	0	0	$30.50	1.175	$—	$—	$—
4	9-Jul-03	23	0	0	$30.00	1.175	$—	$—	$—
4	9-Jul-03	24	0	0	$30.00	1.175	$—	$—	$—
5	10-Jul-03	1	58	0	$30.00	1.175	$1,740	$—	$—
5	10-Jul-03	2	0	0	$30.00	1.175	$—	$—	$—
5	10-Jul-03	3	7	0	$30.00	1.175	$210	$—	$—
5	10-Jul-03	4	0	0	$30.00	1.175	$—	$—	$—
5	10-Jul-03	5	0	0	$30.00	1.175	$—	$—	$—
5	10-Jul-03	6	0	0	$30.00	1.175	$—	$—	$—
5	10-Jul-03	7	52	0	$46.17	1.175	$1,560	$—	$—
5	10-Jul-03	8	100	59	$40.87	1.175	$3,000	$2,833	$—
5	10-Jul-03	9	1	0	$42.78	1.175	$30	$—	$—
5	10-Jul-03	10	0	0	$48.01	1.175	$—	$—	$3,619
5	10-Jul-03	11	0	0	$37.69	1.175	$—	$—	$3,185
5	10-Jul-03	12	0	0	$30.92	1.175	$—	$—	$1,304
5	10-Jul-03	13	0	0	$34.24	1.175	$—	$—	$1,412
5	10-Jul-03	14	0	0	$30.46	1.175	$—	$—	$388
5	10-Jul-03	15	0	0	$41.13	1.175	$—	$—	$275
5	10-Jul-03	16	0	0	$29.14	1.175	$—	$—	$106
5	10-Jul-03	17	0	0	$30.45	1.175	$—	$—	$220
5	10-Jul-03	18	0	0	$27.94	1.175	$—	$—	$345
5	10-Jul-03	19	0	0	$26.74	1.175	$—	$—	$304
5	10-Jul-03	20	0	0	$40.49	1.175	$—	$—	$5,167
5	10-Jul-03	21	0	0	$38.00	1.175	$—	$—	$3,517
5	10-Jul-03	22	0	0	$22.17	1.175	$—	$—	$—
5	10-Jul-03	23	0	0	$30.00	1.175	$—	$—	$—
5	10-Jul-03	24	0	0	$30.00	1.175	$—	$—	$—
6	11-Jul-03	1	14	0	$30.00	1.175	$420	$—	$—
6	11-Jul-03	2	33	0	$30.00	1.175	$990	$—	$—
6	11-Jul-03	3	63	0	$30.00	1.175	$1,890	$—	$—
6	11-Jul-03	4	24	0	$30.00	1.175	$720	$—	$—
6	11-Jul-03	5	46	0	$30.00	1.175	$1,380	$—	$—
6	11-Jul-03	6	51	0	$30.00	1.175	$1,530	$—	$—
6	11-Jul-03	7	0	0	$17.69	1.175	$—	$—	$—
6	11-Jul-03	8	0	0	$22.77	1.175	$—	$—	$—
6	11-Jul-03	9	0	0	$25.89	1.175	$—	$—	$—
6	11-Jul-03	10	87	0	$39.18	1.175	$2,610	$—	$—
6	11-Jul-03	11	0	0	$29.34	1.175	$—	$—	$—
6	11-Jul-03	12	14	0	$21.08	1.175	$420	$—	$—
6	11-Jul-03	13	0	0	$30.34	1.175	$—	$—	$—
6	11-Jul-03	14	0	0	$38.71	1.175	$—	$—	$—
6	11-Jul-03	15	16	0	$38.57	1.175	$480	$—	$—
6	11-Jul-03	16	71	0	$37.02	1.175	$2,130	$—	$—
6	11-Jul-03	17	80	0	$34.43	1.175	$2,400	$—	$—
6	11-Jul-03	18	74	0	$25.66	1.175	$2,220	$—	$—
6	11-Jul-03	19	0	0	$20.57	1.175	$—	$—	$—
6	11-Jul-03	20	0	0	$26.00	1.175	$—	$—	$—
6	11-Jul-03	21	35	0	$28.97	1.175	$1,050	$—	$—
6	11-Jul-03	22	120	73	$16.59	1.175	$3,600	$1,423	$—
6	11-Jul-03	23	140	6	$30.00	1.175	$4,200	$180	$—
6	11-Jul-03	24	46	0	$30.00	1.175	$1,380	$—	$—
7	12-Jul-03	1	0	0	$30.00	1.175	$—	$—	$—

Master Data

			Energy Portion of IP Load	Qualified Purchases	Delivered Energy	Scheduled Energy	Tier 1 Energy	Bandwidth Percent	Scheduled Energy less Tier 2 Energy	Bandwidth Allowance	Lower Bandwidth Threshold	Upper Bandwidth Threshold	Overscheduled Energy
7	12-Jul-03	2	1,727	600	1,127	1100	1100	10%	1,100	110	990	1210	0
7	12-Jul-03	3	1,641	600	1,041	1000	1000	10%	1,000	100	900	1100	0
7	12-Jul-03	4	1,596	600	996	1000	996	10%	1,000	100	900	1100	0
7	12-Jul-03	5	1,555	600	955	1000	955	10%	1,000	100	900	1100	0
7	12-Jul-03	6	1,558	600	958	1000	958	10%	1,000	100	900	1100	0
7	12-Jul-03	7	1,545	600	945	1000	945	10%	1,000	100	900	1100	0
7	12-Jul-03	8	1,677	600	1,077	1000	1000	10%	1,000	100	900	1100	0
7	12-Jul-03	9	1,835	600	1,235	1100	1100	10%	1,100	110	990	1210	0
7	12-Jul-03	10	2,003	600	1,403	1400	1400	10%	1,400	140	1,260	1540	0
7	12-Jul-03	11	2,185	600	1,585	1600	1585	10%	1,600	160	1,440	1760	0
7	12-Jul-03	12	2,277	600	1,677	1700	1677	10%	1,700	170	1,530	1870	0
7	12-Jul-03	13	2,353	600	1,753	1700	1700	10%	1,700	170	1,530	1870	0
7	12-Jul-03	14	2,401	600	1,801	1800	1800	10%	1,800	180	1,620	1980	0
7	12-Jul-03	15	2,390	600	1,790	1800	1790	10%	1,800	180	1,620	1980	0
7	12-Jul-03	16	2,386	600	1,786	1800	1786	10%	1,800	180	1,620	1980	0
7	12-Jul-03	17	2,397	600	1,797	1800	1797	10%	1,800	180	1,620	1980	0
7	12-Jul-03	18	2,372	600	1,772	1800	1772	10%	1,800	180	1,620	1980	0
7	12-Jul-03	19	2,331	600	1,731	1800	1731	10%	1,800	180	1,620	1980	0
7	12-Jul-03	20	2,218	600	1,618	1800	1618	10%	1,800	180	1,620	1980	2
7	12-Jul-03	21	2,145	600	1,545	1500	1500	10%	1,500	150	1,350	1650	0
7	12-Jul-03	22	2,114	600	1,514	1500	1500	10%	1,500	150	1,350	1650	0
7	12-Jul-03	23	1,991	600	1,391	1300	1300	10%	1,300	130	1,170	1430	0
7	12-Jul-03	24	1,808	600	1,208	1300	1208	10%	1,300	130	1,170	1430	0
1	13-Jul-03	1	1,669	600	1,069	1300	1069	10%	1,300	130	1,170	1430	101
1	13-Jul-03	2	1,576	600	976	1100	976	10%	1,100	110	990	1210	14
1	13-Jul-03	3	1,507	600	907	1000	907	10%	1,000	100	900	1100	0
1	13-Jul-03	4	1,466	600	866	1000	866	10%	1,000	100	900	1100	34
1	13-Jul-03	5	1,412	600	812	1000	812	10%	1,000	100	900	1100	88
1	13-Jul-03	6	1,373	600	773	1000	773	10%	1,000	100	900	1100	127
1	13-Jul-03	7	1,356	600	756	1000	756	10%	1,000	100	900	1100	144
1	13-Jul-03	8	1,472	600	872	1000	872	10%	1,000	100	900	1100	28
1	13-Jul-03	9	1,627	600	1,027	1100	1027	10%	1,100	110	990	1210	0
1	13-Jul-03	10	1,789	600	1,189	1400	1189	10%	1,400	140	1,260	1540	71
1	13-Jul-03	11	1,931	600	1,331	1600	1331	10%	1,600	160	1,440	1760	109
1	13-Jul-03	12	2,054	600	1,454	1700	1454	10%	1,700	170	1,530	1870	76
1	13-Jul-03	13	2,161	600	1,561	1700	1561	10%	1,700	170	1,530	1870	0
1	13-Jul-03	14	2,258	600	1,658	1800	1658	10%	1,800	180	1,620	1980	0
1	13-Jul-03	15	2,294	600	1,694	1800	1694	10%	1,800	180	1,620	1980	0
1	13-Jul-03	16	2,371	600	1,771	1800	1771	10%	1,800	180	1,620	1980	0
1	13-Jul-03	17	2,410	600	1,810	1800	1800	10%	1,800	180	1,620	1980	0
1	13-Jul-03	18	2,404	600	1,804	1800	1800	10%	1,800	180	1,620	1980	0
1	13-Jul-03	19	2,371	600	1,771	1800	1771	10%	1,800	180	1,620	1980	0
1	13-Jul-03	20	2,293	600	1,693	1800	1693	10%	1,800	180	1,620	1980	0
1	13-Jul-03	21	2,233	600	1,633	1500	1500	10%	1,500	150	1,350	1650	0
1	13-Jul-03	22	2,224	600	1,624	1500	1500	10%	1,500	150	1,350	1650	0
1	13-Jul-03	23	2,048	600	1,448	1300	1300	10%	1,300	130	1,170	1430	0
1	13-Jul-03	24	1,858	600	1,258	1300	1258	10%	1,300	130	1,170	1430	0
2	14-Jul-03	1	1,742	600	1,142	1300	1142	10%	1,300	130	1,170	1430	28
2	14-Jul-03	2	1,661	600	1,061	1100	1061	10%	1,100	110	990	1210	0
2	14-Jul-03	3	1,600	600	1,000	1000	1000	10%	1,000	100	900	1100	0
2	14-Jul-03	4	1,560	600	960	1000	960	10%	1,000	100	900	1100	0
2	14-Jul-03	5	1,557	600	957	1000	957	10%	1,000	100	900	1100	0
2	14-Jul-03	6	1,592	600	992	1000	992	10%	1,000	100	900	1100	0

			Supplemental Energy	Underscheduled Energy	Shaped Daily On-Peak Index or $30	Surcharge Factor	12 (c) Supplemental Energy Charges	12(d)(ii) Underscheduled Energy Surcharges	12(e) Overscheduling Surcharge
7	12-Jul-03	2	27	0	$30.00	1.175	$810	$—	$—
7	12-Jul-03	3	41	0	$30.00	1.175	$1,230	$—	$—
7	12-Jul-03	4	0	0	$30.00	1.175	$—	$—	$—
7	12-Jul-03	5	0	0	$30.00	1.175	$—	$—	$—
7	12-Jul-03	6	0	0	$30.00	1.175	$—	$—	$—
7	12-Jul-03	7	0	0	$30.00	1.175	$—	$—	$—
7	12-Jul-03	8	77	0	$30.00	1.175	$2,310	$—	$—
7	12-Jul-03	9	110	25	$30.00	1.175	$3,300	$750	$—
7	12-Jul-03	10	3	0	$30.00	1.175	$90	$—	$—
7	12-Jul-03	11	0	0	$30.00	1.175	$—	$—	$—
7	12-Jul-03	12	0	0	$30.00	1.175	$—	$—	$—
7	12-Jul-03	13	53	0	$30.00	1.175	$1,590	$—	$—
7	12-Jul-03	14	1	0	$30.00	1.175	$30	$—	$—
7	12-Jul-03	15	0	0	$30.00	1.175	$—	$—	$—
7	12-Jul-03	16	0	0	$30.00	1.175	$—	$—	$—
7	12-Jul-03	17	0	0	$30.00	1.175	$—	$—	$—
7	12-Jul-03	18	0	0	$30.00	1.175	$—	$—	$—
7	12-Jul-03	19	0	0	$30.00	1.175	$—	$—	$—
7	12-Jul-03	20	0	0	$30.00	1.175	$—	$—	$—
7	12-Jul-03	21	45	0	$30.00	1.175	$1,350	$—	$—
7	12-Jul-03	22	14	0	$30.00	1.175	$420	$—	$—
7	12-Jul-03	23	91	0	$30.00	1.175	$2,730	$—	$—
7	12-Jul-03	24	0	0	$30.00	1.175	$—	$—	$—
1	13-Jul-03	1	0	0	$30.00	1.175	$—	$—	$—
1	13-Jul-03	2	0	0	$30.00	1.175	$—	$—	$—
1	13-Jul-03	3	0	0	$30.00	1.175	$—	$—	$—
1	13-Jul-03	4	0	0	$30.00	1.175	$—	$—	$—
1	13-Jul-03	5	0	0	$30.00	1.175	$—	$—	$—
1	13-Jul-03	6	0	0	$30.00	1.175	$—	$—	$—
1	13-Jul-03	7	0	0	$30.00	1.175	$—	$—	$—
1	13-Jul-03	8	0	0	$30.00	1.175	$—	$—	$—
1	13-Jul-03	9	0	0	$30.00	1.175	$—	$—	$—
1	13-Jul-03	10	0	0	$30.00	1.175	$—	$—	$—
1	13-Jul-03	11	0	0	$30.00	1.175	$—	$—	$—
1	13-Jul-03	12	0	0	$30.00	1.175	$—	$—	$—
1	13-Jul-03	13	0	0	$30.00	1.175	$—	$—	$—
1	13-Jul-03	14	0	0	$30.00	1.175	$—	$—	$—
1	13-Jul-03	15	0	0	$30.00	1.175	$—	$—	$—
1	13-Jul-03	16	0	0	$30.00	1.175	$—	$—	$—
1	13-Jul-03	17	10	0	$30.00	1.175	$300	$—	$—
1	13-Jul-03	18	4	0	$30.00	1.175	$120	$—	$—
1	13-Jul-03	19	0	0	$30.00	1.175	$—	$—	$—
1	13-Jul-03	20	0	0	$30.00	1.175	$—	$—	$—
1	13-Jul-03	21	133	0	$30.00	1.175	$3,990	$—	$—
1	13-Jul-03	22	124	0	$30.00	1.175	$3,720	$—	$—
1	13-Jul-03	23	130	18	$30.00	1.175	$3,900	$540	$—
1	13-Jul-03	24	0	0	$30.00	1.175	$—	$—	$—
2	14-Jul-03	1	0	0	$30.00	1.175	$—	$—	$—
2	14-Jul-03	2	0	0	$30.00	1.175	$—	$—	$—
2	14-Jul-03	3	0	0	$30.00	1.175	$—	$—	$—
2	14-Jul-03	4	0	0	$30.00	1.175	$—	$—	$—
2	14-Jul-03	5	0	0	$30.00	1.175	$—	$—	$—
2	14-Jul-03	6	0	0	$30.00	1.175	$—	$—	$—

Master Data

			Energy Portion of IP Load	Qualified Purchases	Delivered Energy	Scheduled Energy	Tier 1 Energy	Bandwidth Percent	Scheduled Energy less Tier 2 Energy	Bandwidth Allowance	Lower Bandwidth Threshold	Upper Bandwidth Threshold	Overscheduled Energy
2	14-Jul-03	7	1,683	900	783	700	700	10%	700	70	630	770	0
2	14-Jul-03	8	1,898	900	998	700	700	10%	700	70	630	770	0
2	14-Jul-03	9	2,108	900	1,208	1200	1200	10%	1,200	120	1,080	1320	0
2	14-Jul-03	10	2,216	900	1,316	1300	1300	10%	1,300	130	1,170	1430	0
2	14-Jul-03	11	2,410	900	1,510	1500	1500	10%	1,500	150	1,350	1650	0
2	14-Jul-03	12	2,523	900	1,623	1600	1600	10%	1,600	160	1,440	1760	0
2	14-Jul-03	13	2,637	900	1,737	1800	1737	10%	1,800	180	1,620	1980	0
2	14-Jul-03	14	2,752	900	1,852	1900	1852	10%	1,900	190	1,710	2090	0
2	14-Jul-03	15	2,817	900	1,917	1900	1900	10%	1,900	190	1,710	2090	0
2	14-Jul-03	16	2,864	900	1,964	1900	1900	10%	1,900	190	1,710	2090	0
2	14-Jul-03	17	2,831	900	1,931	1900	1900	10%	1,900	190	1,710	2090	0
2	14-Jul-03	18	2,937	900	2,037	1900	1900	10%	1,900	190	1,710	2090	0
2	14-Jul-03	19	2,813	900	1,913	1900	1900	10%	1,900	190	1,710	2090	0
2	14-Jul-03	20	2,699	900	1,799	1900	1799	10%	1,900	190	1,710	2090	0
2	14-Jul-03	21	2,650	900	1,750	1700	1700	10%	1,700	170	1,530	1870	0
2	14-Jul-03	22	2,626	900	1,726	1600	1600	10%	1,600	160	1,440	1760	0
2	14-Jul-03	23	2,421	600	1,821	1800	1800	10%	1,800	180	1,620	1980	0
2	14-Jul-03	24	2,211	600	1,611	1600	1600	10%	1,600	160	1,440	1760	0
3	15-Jul-03	1	2,065	600	1,465	1300	1300	10%	1,300	130	1,170	1430	0
3	15-Jul-03	2	1,980	600	1,380	1100	1100	10%	1,100	110	990	1210	0
3	15-Jul-03	3	1,898	600	1,298	1000	1000	10%	1,000	100	900	1100	0
3	15-Jul-03	4	1,883	600	1,283	1000	1000	10%	1,000	100	900	1100	0
3	15-Jul-03	5	1,867	600	1,267	1000	1000	10%	1,000	100	900	1100	0
3	15-Jul-03	6	1,970	600	1,370	1000	1000	10%	1,000	100	900	1100	0
3	15-Jul-03	7	2,056	900	1,156	700	700	10%	700	70	630	770	0
3	15-Jul-03	8	2,256	900	1,356	700	700	10%	700	70	630	770	0
3	15-Jul-03	9	2,397	900	1,497	1200	1200	10%	1,200	120	1,080	1320	0
3	15-Jul-03	10	2,532	900	1,632	1300	1300	10%	1,300	130	1,170	1430	0
3	15-Jul-03	11	2,682	900	1,782	1500	1500	10%	1,500	150	1,350	1650	0
3	15-Jul-03	12	2,772	900	1,872	1600	1600	10%	1,600	160	1,440	1760	0
3	15-Jul-03	13	2,884	900	1,984	1800	1800	10%	1,800	180	1,620	1980	0
3	15-Jul-03	14	2,971	900	2,071	1900	1900	10%	1,900	190	1,710	2090	0
3	15-Jul-03	15	2,977	900	2,077	1900	1900	10%	1,900	190	1,710	2090	0
3	15-Jul-03	16	3,027	900	2,127	1900	1900	10%	1,900	190	1,710	2090	0
3	15-Jul-03	17	3,074	900	2,174	1900	1900	10%	1,900	190	1,710	2090	0
3	15-Jul-03	18	3,056	900	2,156	1900	1900	10%	1,900	190	1,710	2090	0
3	15-Jul-03	19	2,994	900	2,094	1900	1900	10%	1,900	190	1,710	2090	0
3	15-Jul-03	20	2,855	900	1,955	1900	1900	10%	1,900	190	1,710	2090	0
3	15-Jul-03	21	2,769	900	1,869	1700	1700	10%	1,700	170	1,530	1870	0
3	15-Jul-03	22	2,718	900	1,818	1600	1600	10%	1,600	160	1,440	1760	0
3	15-Jul-03	23	2,437	600	1,837	1800	1800	10%	1,800	180	1,620	1980	0
3	15-Jul-03	24	2,193	600	1,593	1600	1593	10%	1,600	160	1,440	1760	0
4	16-Jul-03	1	2,028	600	1,428	1300	1300	10%	1,300	130	1,170	1430	0
4	16-Jul-03	2	1,933	600	1,333	1100	1100	10%	1,100	110	990	1210	0
4	16-Jul-03	3	1,790	600	1,190	1000	1000	10%	1,000	100	900	1100	0
4	16-Jul-03	4	1,731	600	1,131	1000	1000	10%	1,000	100	900	1100	0
4	16-Jul-03	5	1,717	600	1,117	1000	1000	10%	1,000	100	900	1100	0
4	16-Jul-03	6	1,759	600	1,159	1000	1000	10%	1,000	100	900	1100	0
4	16-Jul-03	7	1,794	900	894	700	700	10%	700	70	630	770	0
4	16-Jul-03	8	2,044	900	1,144	700	700	10%	700	70	630	770	0
4	16-Jul-03	9	2,235	900	1,335	1200	1200	10%	1,200	120	1,080	1320	0
4	16-Jul-03	10	2,348	900	1,448	1300	1300	10%	1,300	130	1,170	1430	0
4	16-Jul-03	11	2,517	900	1,617	1500	1500	10%	1,500	150	1,350	1650	0

			Supplemental Energy	Underscheduled Energy	Shaped Daily On-Peak Index or $30	Surcharge Factor	12 (c) Supplemental Energy Charges	12(d)(ii) Underscheduled Energy Surcharges	12(e) Overscheduling Surcharge
2	14-Jul-03	7	70	13	$23.92	1.175	$2,100	$365	$—
2	14-Jul-03	8	70	228	$20.22	1.175	$2,100	$5,418	$—
2	14-Jul-03	9	8	0	$28.17	1.175	$240	$—	$—
2	14-Jul-03	10	16	0	$35.69	1.175	$480	$—	$—
2	14-Jul-03	11	10	0	$42.13	1.175	$300	$—	$—
2	14-Jul-03	12	23	0	$45.18	1.175	$690	$—	$—
2	14-Jul-03	13	0	0	$49.69	1.175	$—	$—	$—
2	14-Jul-03	14	0	0	$44.64	1.175	$—	$—	$—
2	14-Jul-03	15	17	0	$52.99	1.175	$510	$—	$—
2	14-Jul-03	16	64	0	$50.82	1.175	$1,920	$—	$—
2	14-Jul-03	17	31	0	$48.62	1.175	$930	$—	$—
2	14-Jul-03	18	137	0	$37.65	1.175	$4,110	$—	$—
2	14-Jul-03	19	13	0	$21.76	1.175	$390	$—	$—
2	14-Jul-03	20	0	0	$36.34	1.175	$—	$—	$—
2	14-Jul-03	21	50	0	$49.54	1.175	$1,500	$—	$—
2	14-Jul-03	22	126	0	$26.39	1.175	$3,780	$—	$—
2	14-Jul-03	23	21	0	$30.00	1.175	$630	$—	$—
2	14-Jul-03	24	11	0	$30.00	1.175	$330	$—	$—
3	15-Jul-03	1	130	35	$30.00	1.175	$3,900	$1,050	$—
3	15-Jul-03	2	110	170	$30.00	1.175	$3,300	$5,100	$—
3	15-Jul-03	3	100	198	$30.00	1.175	$3,000	$5,940	$—
3	15-Jul-03	4	100	183	$30.00	1.175	$3,000	$5,490	$—
3	15-Jul-03	5	100	167	$30.00	1.175	$3,000	$5,010	$—
3	15-Jul-03	6	100	270	$30.00	1.175	$3,000	$8,100	$—
3	15-Jul-03	7	70	386	$17.58	1.175	$2,100	$7,972	$—
3	15-Jul-03	8	70	586	$25.92	1.175	$2,100	$17,847	$—
3	15-Jul-03	9	120	177	$31.94	1.175	$3,600	$6,644	$—
3	15-Jul-03	10	130	202	$36.64	1.175	$3,900	$8,697	$—
3	15-Jul-03	11	150	132	$40.51	1.175	$4,500	$6,284	$—
3	15-Jul-03	12	160	112	$49.00	1.175	$4,800	$6,448	$—
3	15-Jul-03	13	180	4	$51.73	1.175	$5,400	$243	$—
3	15-Jul-03	14	171	0	$60.02	1.175	$5,130	$—	$—
3	15-Jul-03	15	177	0	$51.86	1.175	$5,310	$—	$—
3	15-Jul-03	16	190	37	$45.65	1.175	$5,700	$1,985	$—
3	15-Jul-03	17	190	84	$53.63	1.175	$5,700	$5,294	$—
3	15-Jul-03	18	190	66	$44.94	1.175	$5,700	$3,485	$—
3	15-Jul-03	19	190	4	$21.42	1.175	$5,700	$101	$—
3	15-Jul-03	20	55	0	$36.26	1.175	$1,650	$—	$—
3	15-Jul-03	21	169	0	$56.86	1.175	$5,070	$—	$—
3	15-Jul-03	22	160	58	$25.27	1.175	$4,800	$1,722	$—
3	15-Jul-03	23	37	0	$30.00	1.175	$1,110	$—	$—
3	15-Jul-03	24	0	0	$30.00	1.175	$—	$—	$—
4	16-Jul-03	1	128	0	$30.00	1.175	$3,840	$—	$—
4	16-Jul-03	2	110	123	$30.00	1.175	$3,300	$3,690	$—
4	16-Jul-03	3	100	90	$30.00	1.175	$3,000	$2,700	$—
4	16-Jul-03	4	100	31	$30.00	1.175	$3,000	$930	$—
4	16-Jul-03	5	100	17	$30.00	1.175	$3,000	$510	$—
4	16-Jul-03	6	100	59	$30.00	1.175	$3,000	$1,770	$—
4	16-Jul-03	7	70	124	$22.32	1.175	$2,100	$3,252	$—
4	16-Jul-03	8	70	374	$37.29	1.175	$2,100	$16,389	$—
4	16-Jul-03	9	120	15	$38.67	1.175	$3,600	$682	$—
4	16-Jul-03	10	130	18	$31.77	1.175	$3,900	$672	$—
4	16-Jul-03	11	117	0	$35.81	1.175	$3,510	$—	$—

Master Data

			Energy Portion of IP Load	Qualified Purchases	Delivered Energy	Scheduled Energy	Tier 1 Energy	Bandwidth Percent	Scheduled Energy less Tier 2 Energy	Bandwidth Allowance	Lower Bandwidth Threshold	Upper Bandwidth Threshold	Overscheduled Energy
4	16-Jul-03	12	2,638	900	1,738	1600	1600	10%	1,600	160	1,440	1760	0
4	16-Jul-03	13	2,732	900	1,832	1800	1800	10%	1,800	180	1,620	1980	0
4	16-Jul-03	14	2,844	900	1,944	1900	1900	10%	1,900	190	1,710	2090	0
4	16-Jul-03	15	2,871	900	1,971	1900	1900	10%	1,900	190	1,710	2090	0
4	16-Jul-03	16	2,939	900	2,039	1900	1900	10%	1,900	190	1,710	2090	0
4	16-Jul-03	17	2,974	900	2,074	1900	1900	10%	1,900	190	1,710	2090	0
4	16-Jul-03	18	2,974	900	2,074	1900	1900	10%	1,900	190	1,710	2090	0
4	16-Jul-03	19	2,909	900	2,009	1900	1900	10%	1,900	190	1,710	2090	0
4	16-Jul-03	20	2,743	900	1,843	1900	1843	10%	1,900	190	1,710	2090	0
4	16-Jul-03	21	2,722	900	1,822	1700	1700	10%	1,700	170	1,530	1870	0
4	16-Jul-03	22	2,646	900	1,746	1600	1600	10%	1,600	160	1,440	1760	0
4	16-Jul-03	23	2,449	600	1,849	1800	1800	10%	1,800	180	1,620	1980	0
4	16-Jul-03	24	2,214	600	1,614	1600	1600	10%	1,600	160	1,440	1760	0
5	17-Jul-03	1	2,056	600	1,456	1400	1400	10%	1,400	140	1,260	1540	0
5	17-Jul-03	2	1,936	600	1,336	1300	1300	10%	1,300	130	1,170	1430	0
5	17-Jul-03	3	1,851	600	1,251	1200	1200	10%	1,200	120	1,080	1320	0
5	17-Jul-03	4	1,799	600	1,199	1150	1150	10%	1,150	115	1,035	1265	0
5	17-Jul-03	5	1,784	600	1,184	1200	1184	10%	1,200	120	1,080	1320	0
5	17-Jul-03	6	1,823	600	1,223	1200	1200	10%	1,200	120	1,080	1320	0
5	17-Jul-03	7	1,880	900	980	950	950	10%	950	95	855	1045	0
5	17-Jul-03	8	2,096	900	1,196	1100	1100	10%	1,100	110	990	1210	0
5	17-Jul-03	9	2,298	900	1,398	1400	1398	10%	1,400	140	1,260	1540	0
5	17-Jul-03	10	2,450	900	1,550	1700	1550	10%	1,700	170	1,530	1870	0
5	17-Jul-03	11	2,647	900	1,747	1800	1747	10%	1,800	180	1,620	1980	0
5	17-Jul-03	12	2,790	900	1,890	1900	1890	10%	1,900	190	1,710	2090	0
5	17-Jul-03	13	2,866	900	1,966	2000	1966	10%	2,000	200	1,800	2200	0
5	17-Jul-03	14	2,986	900	2,086	2100	2086	10%	2,100	210	1,890	2310	0
5	17-Jul-03	15	3,040	900	2,140	2200	2140	10%	2,200	220	1,980	2420	0
5	17-Jul-03	16	3,111	900	2,211	2200	2200	10%	2,200	220	1,980	2420	0
5	17-Jul-03	17	3,196	900	2,296	2200	2200	10%	2,200	220	1,980	2420	0
5	17-Jul-03	18	3,209	900	2,309	2200	2200	10%	2,200	220	1,980	2420	0
5	17-Jul-03	19	3,129	900	2,229	2000	2000	10%	2,000	200	1,800	2200	0
5	17-Jul-03	20	3,026	900	2,126	2000	2000	10%	2,000	200	1,800	2200	0
5	17-Jul-03	21	2,931	900	2,031	2000	2000	10%	2,000	200	1,800	2200	0
5	17-Jul-03	22	2,932	900	2,032	1900	1900	10%	1,900	190	1,710	2090	0
5	17-Jul-03	23	2,682	600	2,082	2000	2000	10%	2,000	200	1,800	2200	0
5	17-Jul-03	24	2,417	600	1,817	1500	1500	10%	1,500	150	1,350	1650	0
6	18-Jul-03	1	2,278	600	1,678	1200	1200	10%	1,200	120	1,080	1320	0
6	18-Jul-03	2	2,133	600	1,533	1100	1100	10%	1,100	110	990	1210	0
6	18-Jul-03	3	2,022	600	1,422	1000	1000	10%	1,000	100	900	1100	0
6	18-Jul-03	4	1,972	600	1,372	1000	1000	10%	1,000	100	900	1100	0
6	18-Jul-03	5	1,931	600	1,331	1000	1000	10%	1,000	100	900	1100	0
6	18-Jul-03	6	1,987	600	1,387	1000	1000	10%	1,000	100	900	1100	0
6	18-Jul-03	7	2,079	900	1,179	900	900	10%	900	90	810	990	0
6	18-Jul-03	8	2,184	900	1,284	1000	1000	10%	1,000	100	900	1100	0
6	18-Jul-03	9	2,270	900	1,370	1200	1200	10%	1,200	120	1,080	1320	0
6	18-Jul-03	10	2,312	900	1,412	1200	1200	10%	1,200	120	1,080	1320	0
6	18-Jul-03	11	2,328	900	1,428	1400	1400	10%	1,400	140	1,260	1540	0
6	18-Jul-03	12	2,355	900	1,455	1400	1400	10%	1,400	140	1,260	1540	0
6	18-Jul-03	13	2,329	900	1,429	1600	1429	10%	1,600	160	1,440	1760	11
6	18-Jul-03	14	2,339	900	1,439	1600	1439	10%	1,600	160	1,440	1760	1
6	18-Jul-03	15	2,434	900	1,534	1600	1534	10%	1,600	160	1,440	1760	0
6	18-Jul-03	16	2,403	900	1,503	1600	1503	10%	1,600	160	1,440	1760	0

			Supplemental Energy	Underscheduled Energy	Shaped Daily On-Peak Index or $30	Surcharge Factor	12 (c) Supplemental Energy Charges	12(d)(ii) Underscheduled Energy Surcharges	12(e) Overscheduling Surcharge
4	16-Jul-03	12	138	0	$39.83	1.175	$4,140	$—	—
4	16-Jul-03	13	32	0	$48.49	1.175	$960	$—	$—
4	16-Jul-03	14	44	0	$50.76	1.175	$1,320	$—	$—
4	16-Jul-03	15	71	0	$51.16	1.175	$2,130	$—	$—
4	16-Jul-03	16	139	0	$35.22	1.175	$4,170	$—	$—
4	16-Jul-03	17	174	0	$40.99	1.175	$5,220	$—	$—
4	16-Jul-03	18	174	0	$38.22	1.175	$5,220	$—	$—
4	16-Jul-03	19	109	0	$40.16	1.175	$3,270	$—	$—
4	16-Jul-03	20	0	0	$44.86	1.175	$—	$—	$—
4	16-Jul-03	21	122	0	$46.49	1.175	$3,660	$—	$—
4	16-Jul-03	22	146	0	$21.63	1.175	$4,380	$—	$—
4	16-Jul-03	23	49	0	$30.00	1.175	$1,470	$—	$—
4	16-Jul-03	24	14	0	$30.00	1.175	$420	$—	$—
5	17-Jul-03	1	56	0	$30.00	1.175	$1,680	$—	$—
5	17-Jul-03	2	36	0	$30.00	1.175	$1,080	$—	$—
5	17-Jul-03	3	51	0	$30.00	1.175	$1,530	$—	$—
5	17-Jul-03	4	49	0	$30.00	1.175	$1,470	$—	$—
5	17-Jul-03	5	0	0	$30.00	1.175	$—	$—	$—
5	17-Jul-03	6	23	0	$30.00	1.175	$690	$—	$—
5	17-Jul-03	7	30	0	$16.62	1.175	$900	$—	$—
5	17-Jul-03	8	96	0	$17.38	1.175	$2,880	$—	$—
5	17-Jul-03	9	0	0	$24.56	1.175	$—	$—	$—
5	17-Jul-03	10	0	0	$32.62	1.175	$—	$—	$—
5	17-Jul-03	11	0	0	$36.91	1.175	$—	$—	$—
5	17-Jul-03	12	0	0	$44.72	1.175	$—	$—	$—
5	17-Jul-03	13	0	0	$39.08	1.175	$—	$—	$—
5	17-Jul-03	14	0	0	$42.11	1.175	$—	$—	$—
5	17-Jul-03	15	0	0	$47.11	1.175	$—	$—	$—
5	17-Jul-03	16	11	0	$52.86	1.175	$330	$—	$—
5	17-Jul-03	17	96	0	$43.77	1.175	$2,880	$—	$—
5	17-Jul-03	18	109	0	$34.05	1.175	$3,270	$—	$—
5	17-Jul-03	19	200	29	$26.54	1.175	$6,000	$904	$—
5	17-Jul-03	20	126	0	$27.18	1.175	$3,780	$—	$—
5	17-Jul-03	21	31	0	$30.03	1.175	$930	$—	$—
5	17-Jul-03	22	132	0	$20.31	1.175	$3,960	$—	$—
5	17-Jul-03	23	82	0	$30.00	1.175	$2,460	$—	$—
5	17-Jul-03	24	150	167	$30.00	1.175	$4,500	$5,010	$—
6	18-Jul-03	1	120	358	$30.00	1.175	$3,600	$10,740	$—
6	18-Jul-03	2	110	323	$30.00	1.175	$3,300	$9,690	$—
6	18-Jul-03	3	100	322	$30.00	1.175	$3,000	$9,660	$—
6	18-Jul-03	4	100	272	$30.00	1.175	$3,000	$8,160	$—
6	18-Jul-03	5	100	231	$30.00	1.175	$3,000	$6,930	$—
6	18-Jul-03	6	100	287	$30.00	1.175	$3,000	$8,610	$—
6	18-Jul-03	7	90	189	$19.78	1.175	$2,700	$4,394	$—
6	18-Jul-03	8	100	184	$40.37	1.175	$3,000	$8,728	$—
6	18-Jul-03	9	120	50	$33.82	1.175	$3,600	$1,987	$—
6	18-Jul-03	10	120	92	$31.55	1.175	$3,600	$3,411	$—
6	18-Jul-03	11	28	0	$36.84	1.175	$840	$—	$—
6	18-Jul-03	12	55	0	$27.92	1.175	$1,650	$—	$—
6	18-Jul-03	13	0	0	$25.02	1.175	$—	$—	$—
6	18-Jul-03	14	0	0	$32.05	1.175	$—	$—	$8
6	18-Jul-03	15	0	0	$26.26	1.175	$—	$—	$—
6	18-Jul-03	16	0	0	$23.32	1.175	$—	$—	$—

Master Data

			Energy Portion of IP Load	Qualified Purchases	Delivered Energy	Scheduled Energy	Tier 1 Energy	Bandwidth Percent	Scheduled Energy less Tier 2 Energy	Bandwidth Allowance	Lower Bandwidth Threshold	Upper Bandwidth Threshold	Overscheduled Energy
6	18-Jul-03	17	2,407	900	1,507	1600	1507	10%	1,600	160	1,440	1760	0
6	18-Jul-03	18	2,370	900	1,470	1600	1470	10%	1,600	160	1,440	1760	0
6	18-Jul-03	19	2,302	900	1,402	1600	1402	10%	1,600	160	1,440	1760	38
6	18-Jul-03	20	2,233	900	1,333	1600	1333	10%	1,600	160	1,440	1760	107
6	18-Jul-03	21	2,257	900	1,357	1400	1357	10%	1,400	140	1,260	1540	0
6	18-Jul-03	22	2,257	900	1,357	1200	1200	10%	1,200	120	1,080	1320	0
6	18-Jul-03	23	2,111	600	1,511	1400	1400	10%	1,400	140	1,260	1540	0
6	18-Jul-03	24	1,916	600	1,316	1300	1300	10%	1,300	130	1,170	1430	0
7	19-Jul-03	1	1,774	600	1,174	1300	1174	10%	1,300	130	1,170	1430	0
7	19-Jul-03	2	1,666	600	1,066	1100	1066	10%	1,100	110	990	1210	0
7	19-Jul-03	3	1,608	600	1,008	1000	1000	10%	1,000	100	900	1100	0
7	19-Jul-03	4	1,601	600	1,001	1000	1000	10%	1,000	100	900	1100	0
7	19-Jul-03	5	1,582	600	982	1000	982	10%	1,000	100	900	1100	0
7	19-Jul-03	6	1,570	600	970	1000	970	10%	1,000	100	900	1100	0
7	19-Jul-03	7	1,536	600	936	1000	936	10%	1,000	100	900	1100	0
7	19-Jul-03	8	1,639	600	1,039	1000	1000	10%	1,000	100	900	1100	0
7	19-Jul-03	9	1,781	600	1,181	1100	1100	10%	1,100	110	990	1210	0
7	19-Jul-03	10	1,895	600	1,295	1400	1295	10%	1,400	140	1,260	1540	0
7	19-Jul-03	11	2,061	600	1,461	1600	1461	10%	1,600	160	1,440	1760	0
7	19-Jul-03	12	2,158	600	1,558	1700	1558	10%	1,700	170	1,530	1870	0
7	19-Jul-03	13	2,224	600	1,624	1700	1624	10%	1,700	170	1,530	1870	0
7	19-Jul-03	14	2,315	600	1,715	1800	1715	10%	1,800	180	1,620	1980	0
7	19-Jul-03	15	2,385	600	1,785	1800	1785	10%	1,800	180	1,620	1980	0
7	19-Jul-03	16	2,468	600	1,868	1800	1800	10%	1,800	180	1,620	1980	0
7	19-Jul-03	17	2,539	600	1,939	1800	1800	10%	1,800	180	1,620	1980	0
7	19-Jul-03	18	2,583	600	1,983	1800	1800	10%	1,800	180	1,620	1980	0
7	19-Jul-03	19	2,533	600	1,933	1800	1800	10%	1,800	180	1,620	1980	0
7	19-Jul-03	20	2,451	600	1,851	1800	1800	10%	1,800	180	1,620	1980	0
7	19-Jul-03	21	2,404	600	1,804	1500	1500	10%	1,500	150	1,350	1650	0
7	19-Jul-03	22	2,376	600	1,776	1500	1500	10%	1,500	150	1,350	1650	0
7	19-Jul-03	23	2,190	600	1,590	1300	1300	10%	1,300	130	1,170	1430	0
7	19-Jul-03	24	1,997	600	1,397	1300	1300	10%	1,300	130	1,170	1430	0
1	20-Jul-03	1	1,876	600	1,276	1300	1276	10%	1,300	130	1,170	1430	0
1	20-Jul-03	2	1,745	600	1,145	1100	1100	10%	1,100	110	990	1210	0
1	20-Jul-03	3	1,687	600	1,087	1100	1087	10%	1,100	110	990	1210	0
1	20-Jul-03	4	1,634	600	1,034	1000	1000	10%	1,000	100	900	1100	0
1	20-Jul-03	5	1,614	600	1,014	1000	1000	10%	1,000	100	900	1100	0
1	20-Jul-03	6	1,569	600	969	1000	969	10%	1,000	100	900	1100	0
1	20-Jul-03	7	1,528	600	928	1000	928	10%	1,000	100	900	1100	0
1	20-Jul-03	8	1,635	600	1,035	1000	1000	10%	1,000	100	900	1100	0
1	20-Jul-03	9	1,844	600	1,244	1000	1000	10%	1,000	100	900	1100	0
1	20-Jul-03	10	2,079	600	1,479	1500	1479	10%	1,500	150	1,350	1650	0
1	20-Jul-03	11	2,261	600	1,661	1600	1600	10%	1,600	160	1,440	1760	0
1	20-Jul-03	12	2,470	600	1,870	1800	1800	10%	1,800	180	1,620	1980	0
1	20-Jul-03	13	2,587	600	1,987	1900	1900	10%	1,900	190	1,710	2090	0
1	20-Jul-03	14	2,661	600	2,061	2100	2061	10%	2,100	210	1,890	2310	0
1	20-Jul-03	15	2,757	600	2,157	2200	2157	10%	2,200	220	1,980	2420	0
1	20-Jul-03	16	2,830	600	2,230	2200	2200	10%	2,200	220	1,980	2420	0
1	20-Jul-03	17	2,882	600	2,282	2200	2200	10%	2,200	220	1,980	2420	0
1	20-Jul-03	18	2,882	600	2,282	2200	2200	10%	2,200	220	1,980	2420	0
1	20-Jul-03	19	2,854	600	2,254	2200	2200	10%	2,200	220	1,980	2420	0
1	20-Jul-03	20	2,761	600	2,161	2200	2161	10%	2,200	220	1,980	2420	0
1	20-Jul-03	21	2,759	600	2,159	2200	2159	10%	2,200	220	1,980	2420	0

			Supplemental Energy	Underscheduled Energy	Shaped Daily On-Peak Index or $30	Surcharge Factor	12 (c) Supplemental Energy Charges	12(d)(ii) Underscheduled Energy Surcharges	12(e) Overscheduling Surcharge
6	18-Jul-03	17	0	0	$23.30	1.175	$—	$—	$—
6	18-Jul-03	18	0	0	$24.09	1.175	$—	$—	$—
6	18-Jul-03	19	0	0	$24.16	1.175	$—	$—	$—
6	18-Jul-03	20	0	0	$31.51	1.175	$—	$—	$752
6	18-Jul-03	21	0	0	$21.06	1.175	$—	$—	$—
6	18-Jul-03	22	120	37	$18.02	1.175	$3,600	$784	$—
6	18-Jul-03	23	111	0	$30.00	1.175	$3,330	$—	$—
6	18-Jul-03	24	16	0	$30.00	1.175	$480	$—	$—
7	19-Jul-03	1	0	0	$30.00	1.175	$—	$—	$—
7	19-Jul-03	2	0	0	$30.00	1.175	$—	$—	$—
7	19-Jul-03	3	8	0	$30.00	1.175	$240	$—	$—
7	19-Jul-03	4	1	0	$30.00	1.175	$30	$—	$—
7	19-Jul-03	5	0	0	$30.00	1.175	$—	$—	$—
7	19-Jul-03	6	0	0	$30.00	1.175	$—	$—	$—
7	19-Jul-03	7	0	0	$30.00	1.175	$—	$—	$—
7	19-Jul-03	8	39	0	$30.00	1.175	$1,170	$—	$—
7	19-Jul-03	9	81	0	$30.00	1.175	$2,430	$—	$—
7	19-Jul-03	10	0	0	$30.00	1.175	$—	$—	$—
7	19-Jul-03	11	0	0	$30.00	1.175	$—	$—	$—
7	19-Jul-03	12	0	0	$30.00	1.175	$—	$—	$—
7	19-Jul-03	13	0	0	$30.00	1.175	$—	$—	$—
7	19-Jul-03	14	0	0	$30.00	1.175	$—	$—	$—
7	19-Jul-03	15	0	0	$30.00	1.175	$—	$—	$—
7	19-Jul-03	16	68	0	$30.00	1.175	$2,040	$—	$—
7	19-Jul-03	17	139	0	$30.00	1.175	$4,170	$—	$—
7	19-Jul-03	18	180	3	$30.00	1.175	$5,400	$90	$—
7	19-Jul-03	19	133	0	$30.00	1.175	$3,990	$—	$—
7	19-Jul-03	20	51	0	$30.00	1.175	$1,530	$—	$—
7	19-Jul-03	21	150	154	$30.00	1.175	$4,500	$4,620	$—
7	19-Jul-03	22	150	126	$30.00	1.175	$4,500	$3,780	$—
7	19-Jul-03	23	130	160	$30.00	1.175	$3,900	$4,800	$—
7	19-Jul-03	24	97	0	$30.00	1.175	$2,910	$—	$—
1	20-Jul-03	1	0	0	$30.00	1.175	$—	$—	$—
1	20-Jul-03	2	45	0	$30.00	1.175	$1,350	$—	$—
1	20-Jul-03	3	0	0	$30.00	1.175	$—	$—	$—
1	20-Jul-03	4	34	0	$30.00	1.175	$1,020	$—	$—
1	20-Jul-03	5	14	0	$30.00	1.175	$420	$—	$—
1	20-Jul-03	6	0	0	$30.00	1.175	$—	$—	$—
1	20-Jul-03	7	0	0	$30.00	1.175	$—	$—	$—
1	20-Jul-03	8	35	0	$30.00	1.175	$1,050	$—	$—
1	20-Jul-03	9	100	144	$30.00	1.175	$3,000	$4,320	$—
1	20-Jul-03	10	0	0	$30.00	1.175	$—	$—	$—
1	20-Jul-03	11	61	0	$30.00	1.175	$1,830	$—	$—
1	20-Jul-03	12	70	0	$30.00	1.175	$2,100	$—	$—
1	20-Jul-03	13	87	0	$30.00	1.175	$2,610	$—	$—
1	20-Jul-03	14	0	0	$30.00	1.175	$—	$—	$—
1	20-Jul-03	15	0	0	$30.00	1.175	$—	$—	$—
1	20-Jul-03	16	30	0	$30.00	1.175	$900	$—	$—
1	20-Jul-03	17	82	0	$30.00	1.175	$2,460	$—	$—
1	20-Jul-03	18	82	0	$30.00	1.175	$2,460	$—	$—
1	20-Jul-03	19	54	0	$30.00	1.175	$1,620	$—	$—
1	20-Jul-03	20	0	0	$30.00	1.175	$—	$—	$—
1	20-Jul-03	21	0	0	$30.00	1.175	$—	$—	$—

Master Data

			Energy Portion of IP Load	Qualified Purchases	Delivered Energy	Scheduled Energy	Tier 1 Energy	Bandwidth Percent	Scheduled Energy less Tier 2 Energy	Bandwidth Allowance	Lower Bandwidth Threshold	Upper Bandwidth Threshold	Overscheduled Energy
1	20-Jul-03	22	2,735	600	2,135	2000	2000	10%	2,000	200	1,800	2200	0
1	20-Jul-03	23	2,550	600	1,950	1900	1900	10%	1,900	190	1,710	2090	0
1	20-Jul-03	24	2,372	600	1,772	1800	1772	10%	1,800	180	1,620	1980	0
2	21-Jul-03	1	2,239	600	1,639	1800	1639	10%	1,800	180	1,620	1980	0
2	21-Jul-03	2	2,110	600	1,510	1700	1510	10%	1,700	170	1,530	1870	20
2	21-Jul-03	3	2,006	600	1,406	1500	1406	10%	1,500	150	1,350	1650	0
2	21-Jul-03	4	1,920	600	1,320	1500	1320	10%	1,500	150	1,350	1650	30
2	21-Jul-03	5	1,887	600	1,287	1500	1287	10%	1,500	150	1,350	1650	63
2	21-Jul-03	6	1,940	600	1,340	1500	1340	10%	1,500	150	1,350	1650	10
2	21-Jul-03	7	1,993	900	1,093	1200	1093	10%	1,200	120	1,080	1320	0
2	21-Jul-03	8	2,203	900	1,303	1400	1303	10%	1,400	140	1,260	1540	0
2	21-Jul-03	9	2,408	900	1,508	1600	1508	10%	1,600	160	1,440	1760	0
2	21-Jul-03	10	2,557	900	1,657	2200	1657	10%	2,200	220	1,980	2420	323
2	21-Jul-03	11	2,694	900	1,794	2200	1794	10%	2,200	220	1,980	2420	186
2	21-Jul-03	12	2,806	900	1,906	2200	1906	10%	2,200	220	1,980	2420	74
2	21-Jul-03	13	2,912	900	2,012	2200	2012	10%	2,200	220	1,980	2420	0
2	21-Jul-03	14	2,979	900	2,079	2200	2079	10%	2,200	220	1,980	2420	0
2	21-Jul-03	15	3,001	900	2,101	2200	2101	10%	2,200	220	1,980	2420	0
2	21-Jul-03	16	2,991	900	2,091	2200	2091	10%	2,200	220	1,980	2420	0
2	21-Jul-03	17	2,999	900	2,099	2200	2099	10%	2,200	220	1,980	2420	0
2	21-Jul-03	18	2,941	900	2,041	2100	2041	10%	2,100	210	1,890	2310	0
2	21-Jul-03	19	2,809	900	1,909	2000	1909	10%	2,000	200	1,800	2200	0
2	21-Jul-03	20	2,634	900	1,734	1800	1734	10%	1,800	180	1,620	1980	0
2	21-Jul-03	21	2,581	900	1,681	1800	1681	10%	1,800	180	1,620	1980	0
2	21-Jul-03	22	2,504	900	1,604	1800	1604	10%	1,800	180	1,620	1980	16
2	21-Jul-03	23	2,305	600	1,705	1900	1705	10%	1,900	190	1,710	2090	5
2	21-Jul-03	24	2,065	600	1,465	1700	1465	10%	1,700	170	1,530	1870	65
3	22-Jul-03	1	1,937	600	1,337	1300	1300	10%	1,300	130	1,170	1430	0
3	22-Jul-03	2	1,863	600	1,263	1100	1100	10%	1,100	110	990	1210	0
3	22-Jul-03	3	1,776	600	1,176	1000	1000	10%	1,000	100	900	1100	0
3	22-Jul-03	4	1,720	600	1,120	1000	1000	10%	1,000	100	900	1100	0
3	22-Jul-03	5	1,707	600	1,107	1000	1000	10%	1,000	100	900	1100	0
3	22-Jul-03	6	1,769	600	1,169	1000	1000	10%	1,000	100	900	1100	0
3	22-Jul-03	7	1,813	900	913	700	700	10%	700	70	630	770	0
3	22-Jul-03	8	1,961	900	1,061	700	700	10%	700	70	630	770	0
3	22-Jul-03	9	2,109	900	1,209	1200	1200	10%	1,200	120	1,080	1320	0
3	22-Jul-03	10	2,233	900	1,333	1300	1300	10%	1,300	130	1,170	1430	0
3	22-Jul-03	11	2,291	900	1,391	1500	1391	10%	1,500	150	1,350	1650	0
3	22-Jul-03	12	2,373	900	1,473	1600	1473	10%	1,600	160	1,440	1760	0
3	22-Jul-03	13	2,421	900	1,521	1700	1521	10%	1,700	170	1,530	1870	9
3	22-Jul-03	14	2,476	900	1,576	1800	1576	10%	1,800	180	1,620	1980	44
3	22-Jul-03	15	2,482	900	1,582	1800	1582	10%	1,800	180	1,620	1980	38
3	22-Jul-03	16	2,461	900	1,561	1800	1561	10%	1,800	180	1,620	1980	59
3	22-Jul-03	17	2,446	900	1,546	1800	1546	10%	1,800	180	1,620	1980	74
3	22-Jul-03	18	2,393	900	1,493	1800	1493	10%	1,800	180	1,620	1980	127
3	22-Jul-03	19	2,321	900	1,421	1800	1421	10%	1,800	180	1,620	1980	199
3	22-Jul-03	20	2,233	900	1,333	1800	1333	10%	1,800	180	1,620	1980	287
3	22-Jul-03	21	2,226	900	1,326	1600	1326	10%	1,600	160	1,440	1760	114
3	22-Jul-03	22	2,207	900	1,307	1600	1307	10%	1,600	160	1,440	1760	133
3	22-Jul-03	23	2,053	600	1,453	1800	1453	10%	1,800	180	1,620	1980	167
3	22-Jul-03	24	1,859	600	1,259	1600	1259	10%	1,600	160	1,440	1760	181
4	23-Jul-03	1	1,768	600	1,168	1400	1168	10%	1,400	140	1,260	1540	92
4	23-Jul-03	2	1,691	600	1,091	1100	1091	10%	1,100	110	990	1210	0

			Supplemental Energy	Underscheduled Energy	Shaped Daily On-Peak Index or $30	Surcharge Factor	12 (c) Supplemental Energy Charges	12(d)(ii) Underscheduled Energy Surcharges	12(e) Overscheduling Surcharge
1	20-Jul-03	22	135	0	$30.00	1.175	$4,050	$—	$—
1	20-Jul-03	23	50	0	$30.00	1.175	$1,500	$—	$—
1	20-Jul-03	24	0	0	$30.00	1.175	$—	$—	$—
2	21-Jul-03	1	0	0	$30.00	1.175	$—	$—	$—
2	21-Jul-03	2	0	0	$30.00	1.175	$—	$—	$—
2	21-Jul-03	3	0	0	$30.00	1.175	$—	$—	$—
2	21-Jul-03	4	0	0	$30.00	1.175	$—	$—	$—
2	21-Jul-03	5	0	0	$30.00	1.175	$—	$—	$—
2	21-Jul-03	6	0	0	$30.00	1.175	$—	$—	$—
2	21-Jul-03	7	0	0	$27.19	1.175	$—	$—	$—
2	21-Jul-03	8	0	0	$42.90	1.175	$—	$—	$—
2	21-Jul-03	9	0	0	$43.60	1.175	$—	$—	$—
2	21-Jul-03	10	0	0	$53.04	1.175	$—	$—	$10,439
2	21-Jul-03	11	0	0	$57.19	1.175	$—	$—	$6,920
2	21-Jul-03	12	0	0	$71.62	1.175	$—	$—	$4,007
2	21-Jul-03	13	0	0	$86.07	1.175	$—	$—	$—
2	21-Jul-03	14	0	0	$70.14	1.175	$—	$—	$—
2	21-Jul-03	15	0	0	$90.81	1.175	$—	$—	$—
2	21-Jul-03	16	0	0	$80.87	1.175	$—	$—	$—
2	21-Jul-03	17	0	0	$82.22	1.175	$—	$—	$—
2	21-Jul-03	18	0	0	$57.83	1.175	$—	$—	$—
2	21-Jul-03	19	0	0	$40.06	1.175	$—	$—	$—
2	21-Jul-03	20	0	0	$47.10	1.175	$—	$—	$—
2	21-Jul-03	21	0	0	$54.68	1.175	$—	$—	$—
2	21-Jul-03	22	0	0	$38.85	1.175	$—	$—	$250
2	21-Jul-03	23	0	0	$30.00	1.175	$—	$—	$—
2	21-Jul-03	24	0	0	$30.00	1.175	$—	$—	$—
3	22-Jul-03	1	37	0	$30.00	1.175	$1,110	$—	$—
3	22-Jul-03	2	110	53	$30.00	1.175	$3,300	$1,590	$—
3	22-Jul-03	3	100	76	$30.00	1.175	$3,000	$2,280	$—
3	22-Jul-03	4	100	20	$30.00	1.175	$3,000	$600	$—
3	22-Jul-03	5	100	7	$30.00	1.175	$3,000	$210	$—
3	22-Jul-03	6	100	69	$30.00	1.175	$3,000	$2,070	$—
3	22-Jul-03	7	70	143	$44.98	1.175	$2,100	$7,557	$—
3	22-Jul-03	8	70	291	$40.50	1.175	$2,100	$13,848	$—
3	22-Jul-03	9	9	0	$49.55	1.175	$270	$—	$—
3	22-Jul-03	10	33	0	$50.18	1.175	$990	$—	$—
3	22-Jul-03	11	0	0	$49.84	1.175	$—	$—	$—
3	22-Jul-03	12	0	0	$44.91	1.175	$—	$—	$—
3	22-Jul-03	13	0	0	$59.65	1.175	$—	$—	$361
3	22-Jul-03	14	0	0	$72.83	1.175	$—	$—	$2,445
3	22-Jul-03	15	0	0	$58.78	1.175	$—	$—	$1,484
3	22-Jul-03	16	0	0	$64.16	1.175	$—	$—	$2,678
3	22-Jul-03	17	0	0	$57.02	1.175	$—	$—	$2,738
3	22-Jul-03	18	0	0	$39.71	1.175	$—	$—	$2,115
3	22-Jul-03	19	0	0	$37.51	1.175	$—	$—	$2,800
3	22-Jul-03	20	0	0	$45.23	1.175	$—	$—	$6,644
3	22-Jul-03	21	0	0	$43.16	1.175	$—	$—	$2,362
3	22-Jul-03	22	0	0	$25.72	1.175	$—	$—	$29
3	22-Jul-03	23	0	0	$30.00	1.175	$—	$—	$—
3	22-Jul-03	24	0	0	$30.00	1.175	$—	$—	$—
4	23-Jul-03	1	0	0	$30.00	1.175	$—	$—	$—
4	23-Jul-03	2	0	0	$30.00	1.175	$—	$—	$—

Master Data

			Energy Portion of IP Load	Qualified Purchases	Delivered Energy	Scheduled Energy	Tier 1 Energy	Bandwidth Percent	Scheduled Energy less Tier 2 Energy	Bandwidth Allowance	Lower Bandwidth Threshold	Upper Bandwidth Threshold	Overscheduled Energy
4	23-Jul-03	3	1,637	600	1,037	1100	1037	10%	1,100	110	990	1210	0
4	23-Jul-03	4	1,608	600	1,008	1100	1008	10%	1,100	110	990	1210	0
4	23-Jul-03	5	1,608	600	1,008	1100	1008	10%	1,100	110	990	1210	0
4	23-Jul-03	6	1,682	600	1,082	1100	1082	10%	1,100	110	990	1210	0
4	23-Jul-03	7	1,705	900	805	800	800	10%	800	80	720	880	0
4	23-Jul-03	8	1,875	900	975	900	900	10%	900	90	810	990	0
4	23-Jul-03	9	2,007	900	1,107	1100	1100	10%	1,100	110	990	1210	0
4	23-Jul-03	10	2,088	900	1,188	1200	1188	10%	1,200	120	1,080	1320	0
4	23-Jul-03	11	2,200	900	1,300	1300	1300	10%	1,300	130	1,170	1430	0
4	23-Jul-03	12	2,267	900	1,367	1400	1367	10%	1,400	140	1,260	1540	0
4	23-Jul-03	13	2,322	900	1,422	1500	1422	10%	1,500	150	1,350	1650	0
4	23-Jul-03	14	2,379	900	1,479	1500	1479	10%	1,500	150	1,350	1650	0
4	23-Jul-03	15	2,386	900	1,486	1500	1486	10%	1,500	150	1,350	1650	0
4	23-Jul-03	16	2,418	900	1,518	1500	1500	10%	1,500	150	1,350	1650	0
4	23-Jul-03	17	2,455	900	1,555	1500	1500	10%	1,500	150	1,350	1650	0
4	23-Jul-03	18	2,434	900	1,534	1500	1500	10%	1,500	150	1,350	1650	0
4	23-Jul-03	19	2,388	900	1,488	1500	1488	10%	1,500	150	1,350	1650	0
4	23-Jul-03	20	2,276	900	1,376	1500	1376	10%	1,500	150	1,350	1650	0
4	23-Jul-03	21	2,247	900	1,347	1300	1300	10%	1,300	130	1,170	1430	0
4	23-Jul-03	22	2,231	900	1,331	1300	1300	10%	1,300	130	1,170	1430	0
4	23-Jul-03	23	2,075	600	1,475	1300	1300	10%	1,300	130	1,170	1430	0
4	23-Jul-03	24	1,872	600	1,272	1300	1272	10%	1,300	130	1,170	1430	0
5	24-Jul-03	1	1,746	600	1,146	1200	1146	10%	1,200	120	1,080	1320	0
5	24-Jul-03	2	1,652	600	1,052	1100	1052	10%	1,100	110	990	1210	0
5	24-Jul-03	3	1,588	600	988	1100	988	10%	1,100	110	990	1210	2
5	24-Jul-03	4	1,580	600	980	1100	980	10%	1,100	110	990	1210	10
5	24-Jul-03	5	1,566	600	966	1100	966	10%	1,100	110	990	1210	24
5	24-Jul-03	6	1,623	600	1,023	1100	1023	10%	1,100	110	990	1210	0
5	24-Jul-03	7	1,655	900	755	800	755	10%	800	80	720	880	0
5	24-Jul-03	8	1,824	900	924	900	900	10%	900	90	810	990	0
5	24-Jul-03	9	1,986	900	1,086	1100	1086	10%	1,100	110	990	1210	0
5	24-Jul-03	10	2,099	900	1,199	1200	1199	10%	1,200	120	1,080	1320	0
5	24-Jul-03	11	2,205	900	1,305	1300	1300	10%	1,300	130	1,170	1430	0
5	24-Jul-03	12	2,269	900	1,369	1400	1369	10%	1,400	140	1,260	1540	0
5	24-Jul-03	13	2,344	900	1,444	1500	1444	10%	1,500	150	1,350	1650	0
5	24-Jul-03	14	2,415	900	1,515	1500	1500	10%	1,500	150	1,350	1650	0
5	24-Jul-03	15	2,437	900	1,537	1500	1500	10%	1,500	150	1,350	1650	0
5	24-Jul-03	16	2,471	900	1,571	1500	1500	10%	1,500	150	1,350	1650	0
5	24-Jul-03	17	2,490	900	1,590	1500	1500	10%	1,500	150	1,350	1650	0
5	24-Jul-03	18	2,467	900	1,567	1500	1500	10%	1,500	150	1,350	1650	0
5	24-Jul-03	19	2,446	900	1,546	1500	1500	10%	1,500	150	1,350	1650	0
5	24-Jul-03	20	2,348	900	1,448	1500	1448	10%	1,500	150	1,350	1650	0
5	24-Jul-03	21	2,332	900	1,432	1300	1300	10%	1,300	130	1,170	1430	0
5	24-Jul-03	22	2,311	900	1,411	1300	1300	10%	1,300	130	1,170	1430	0
5	24-Jul-03	23	2,132	600	1,532	1300	1300	10%	1,300	130	1,170	1430	0
5	24-Jul-03	24	1,930	600	1,330	1300	1300	10%	1,300	130	1,170	1430	0
6	25-Jul-03	1	1,800	600	1,200	1200	1200	10%	1,200	120	1,080	1320	0
6	25-Jul-03	2	1,705	600	1,105	1100	1100	10%	1,100	110	990	1210	0
6	25-Jul-03	3	1,648	600	1,048	1000	1000	10%	1,000	100	900	1100	0
6	25-Jul-03	4	1,614	600	1,014	1000	1000	10%	1,000	100	900	1100	0
6	25-Jul-03	5	1,602	600	1,002	1000	1000	10%	1,000	100	900	1100	0
6	25-Jul-03	6	1,654	600	1,054	1000	1000	10%	1,000	100	900	1100	0
6	25-Jul-03	7	1,706	900	806	900	806	10%	900	90	810	990	4

			Supplemental Energy	Underscheduled Energy	Shaped Daily On-Peak Index or $30	Surcharge Factor	12 (c) Supplemental Energy Charges	12(d)(ii) Underscheduled Energy Surcharges	12(e) Overscheduling Surcharge
4	23-Jul-03	3	0	0	$30.00	1.175	$—	$—	$—
4	23-Jul-03	4	0	0	$30.00	1.175	$—	$—	$—
4	23-Jul-03	5	0	0	$30.00	1.175	$—	$—	$—
4	23-Jul-03	6	0	0	$30.00	1.175	$—	$—	$—
4	23-Jul-03	7	5	0	$49.72	1.175	$150	$—	$—
4	23-Jul-03	8	75	0	$53.97	1.175	$2,250	$—	$—
4	23-Jul-03	9	7	0	$36.24	1.175	$210	$—	$—
4	23-Jul-03	10	0	0	$46.91	1.175	$—	$—	$—
4	23-Jul-03	11	0	0	$46.58	1.175	$—	$—	$—
4	23-Jul-03	12	0	0	$21.44	1.175	$—	$—	$—
4	23-Jul-03	13	0	0	$29.62	1.175	$—	$—	$—
4	23-Jul-03	14	0	0	$37.47	1.175	$—	$—	$—
4	23-Jul-03	15	0	0	$44.19	1.175	$—	$—	$—
4	23-Jul-03	16	18	0	$49.38	1.175	$540	$—	$—
4	23-Jul-03	17	55	0	$42.37	1.175	$1,650	$—	$—
4	23-Jul-03	18	34	0	$36.81	1.175	$1,020	$—	$—
4	23-Jul-03	19	0	0	$34.21	1.175	$—	$—	$—
4	23-Jul-03	20	0	0	$43.46	1.175	$—	$—	$—
4	23-Jul-03	21	47	0	$43.28	1.175	$1,410	$—	$—
4	23-Jul-03	22	31	0	$34.57	1.175	$930	$—	$—
4	23-Jul-03	23	130	45	$30.00	1.175	$3,900	$1,350	$—
4	23-Jul-03	24	0	0	$30.00	1.175	$—	$—	$—
5	24-Jul-03	1	0	0	$30.00	1.175	$—	$—	$—
5	24-Jul-03	2	0	0	$30.00	1.175	$—	$—	$—
5	24-Jul-03	3	0	0	$30.00	1.175	$—	$—	$—
5	24-Jul-03	4	0	0	$30.00	1.175	$—	$—	$—
5	24-Jul-03	5	0	0	$30.00	1.175	$—	$—	$—
5	24-Jul-03	6	0	0	$30.00	1.175	$—	$—	$—
5	24-Jul-03	7	0	0	$40.26	1.175	$—	$—	$—
5	24-Jul-03	8	24	0	$55.70	1.175	$720	$—	$—
5	24-Jul-03	9	0	0	$22.97	1.175	$—	$—	$—
5	24-Jul-03	10	0	0	$41.38	1.175	$—	$—	$—
5	24-Jul-03	11	5	0	$44.12	1.175	$150	$—	$—
5	24-Jul-03	12	0	0	$47.34	1.175	$—	$—	$—
5	24-Jul-03	13	0	0	$52.39	1.175	$—	$—	$—
5	24-Jul-03	14	15	0	$52.53	1.175	$450	$—	$—
5	24-Jul-03	15	37	0	$61.13	1.175	$1,110	$—	$—
5	24-Jul-03	16	71	0	$62.64	1.175	$2,130	$—	$—
5	24-Jul-03	17	90	0	$51.49	1.175	$2,700	$—	$—
5	24-Jul-03	18	67	0	$42.90	1.175	$2,010	$—	$—
5	24-Jul-03	19	46	0	$32.03	1.175	$1,380	$—	$—
5	24-Jul-03	20	0	0	$45.86	1.175	$—	$—	$—
5	24-Jul-03	21	130	2	$43.13	1.175	$3,900	$101	$—
5	24-Jul-03	22	111	0	$26.83	1.175	$3,330	$—	$—
5	24-Jul-03	23	130	102	$30.00	1.175	$3,900	$3,060	$—
5	24-Jul-03	24	30	0	$30.00	1.175	$900	$—	$—
6	25-Jul-03	1	0	0	$30.00	1.175	$—	$—	$—
6	25-Jul-03	2	5	0	$30.00	1.175	$150	$—	$—
6	25-Jul-03	3	48	0	$30.00	1.175	$1,440	$—	$—
6	25-Jul-03	4	14	0	$30.00	1.175	$420	$—	$—
6	25-Jul-03	5	2	0	$30.00	1.175	$60	$—	$—
6	25-Jul-03	6	54	0	$30.00	1.175	$1,620	$—	$—
6	25-Jul-03	7	0	0	$27.54	1.175	$—	$—	$9

Master Data

			Energy Portion of IP Load	Qualified Purchases	Delivered Energy	Scheduled Energy	Tier 1 Energy	Bandwidth Percent	Scheduled Energy less Tier 2 Energy	Bandwidth Allowance	Lower Bandwidth Threshold	Upper Bandwidth Threshold	Overscheduled Energy
6	25-Jul-03	8	1,842	900	942	1000	942	10%	1,000	100	900	1100	0
6	25-Jul-03	9	1,996	900	1,096	1200	1096	10%	1,200	120	1,080	1320	0
6	25-Jul-03	10	2,158	900	1,258	1200	1200	10%	1,200	120	1,080	1320	0
6	25-Jul-03	11	2,261	900	1,361	1400	1361	10%	1,400	140	1,260	1540	0
6	25-Jul-03	12	2,375	900	1,475	1400	1400	10%	1,400	140	1,260	1540	0
6	25-Jul-03	13	2,461	900	1,561	1600	1561	10%	1,600	160	1,440	1760	0
6	25-Jul-03	14	2,542	900	1,642	1600	1600	10%	1,600	160	1,440	1760	0
6	25-Jul-03	15	2,623	900	1,723	1600	1600	10%	1,600	160	1,440	1760	0
6	25-Jul-03	16	2,650	900	1,750	1600	1600	10%	1,600	160	1,440	1760	0
6	25-Jul-03	17	2,659	900	1,759	1600	1600	10%	1,600	160	1,440	1760	0
6	25-Jul-03	18	2,648	900	1,748	1600	1600	10%	1,600	160	1,440	1760	0
6	25-Jul-03	19	2,546	900	1,646	1600	1600	10%	1,600	160	1,440	1760	0
6	25-Jul-03	20	2,423	900	1,523	1600	1523	10%	1,600	160	1,440	1760	0
6	25-Jul-03	21	2,395	900	1,495	1400	1400	10%	1,400	140	1,260	1540	0
6	25-Jul-03	22	2,365	900	1,465	1200	1200	10%	1,200	120	1,080	1320	0
6	25-Jul-03	23	2,179	600	1,579	1400	1400	10%	1,400	140	1,260	1540	0
6	25-Jul-03	24	2,004	600	1,404	1300	1300	10%	1,300	130	1,170	1430	0
7	26-Jul-03	1	1,856	600	1,256	1300	1256	10%	1,300	130	1,170	1430	0
7	26-Jul-03	2	1,702	600	1,102	1100	1100	10%	1,100	110	990	1210	0
7	26-Jul-03	3	1,643	600	1,043	1000	1000	10%	1,000	100	900	1100	0
7	26-Jul-03	4	1,583	600	983	1000	983	10%	1,000	100	900	1100	0
7	26-Jul-03	5	1,564	600	964	1000	964	10%	1,000	100	900	1100	0
7	26-Jul-03	6	1,553	600	953	1000	953	10%	1,000	100	900	1100	0
7	26-Jul-03	7	1,536	600	936	1000	936	10%	1,000	100	900	1100	0
7	26-Jul-03	8	1,633	600	1,033	1000	1000	10%	1,000	100	900	1100	0
7	26-Jul-03	9	1,815	600	1,215	1100	1100	10%	1,100	110	990	1210	0
7	26-Jul-03	10	2,020	600	1,420	1400	1400	10%	1,400	140	1,260	1540	0
7	26-Jul-03	11	2,191	600	1,591	1600	1591	10%	1,600	160	1,440	1760	0
7	26-Jul-03	12	2,315	600	1,715	1700	1700	10%	1,700	170	1,530	1870	0
7	26-Jul-03	13	2,435	600	1,835	1700	1700	10%	1,700	170	1,530	1870	0
7	26-Jul-03	14	2,506	600	1,906	1800	1800	10%	1,800	180	1,620	1980	0
7	26-Jul-03	15	2,569	600	1,969	1800	1800	10%	1,800	180	1,620	1980	0
7	26-Jul-03	16	2,644	600	2,044	1800	1800	10%	1,800	180	1,620	1980	0
7	26-Jul-03	17	2,700	600	2,100	1800	1800	10%	1,800	180	1,620	1980	0
7	26-Jul-03	18	2,676	600	2,076	1800	1800	10%	1,800	180	1,620	1980	0
7	26-Jul-03	19	2,600	600	2,000	1800	1800	10%	1,800	180	1,620	1980	0
7	26-Jul-03	20	2,504	600	1,904	1800	1800	10%	1,800	180	1,620	1980	0
7	26-Jul-03	21	2,492	600	1,892	1500	1500	10%	1,500	150	1,350	1650	0
7	26-Jul-03	22	2,439	600	1,839	1500	1500	10%	1,500	150	1,350	1650	0
7	26-Jul-03	23	2,272	600	1,672	1300	1300	10%	1,300	130	1,170	1430	0
7	26-Jul-03	24	2,085	600	1,485	1300	1300	10%	1,300	130	1,170	1430	0
1	27-Jul-03	1	1,981	600	1,381	1300	1300	10%	1,300	130	1,170	1430	0
1	27-Jul-03	2	1,840	600	1,240	1,200	1200	10%	1,200	120	1,080	1320	0
1	27-Jul-03	3	1,777	600	1,177	1100	1100	10%	1,100	110	990	1210	0
1	27-Jul-03	4	1,740	600	1,140	1100	1100	10%	1,100	110	990	1210	0
1	27-Jul-03	5	1,715	600	1,115	1100	1100	10%	1,100	110	990	1210	0
1	27-Jul-03	6	1,686	600	1,086	1100	1086	10%	1,100	110	990	1210	0
1	27-Jul-03	7	1,669	600	1,069	1100	1069	10%	1,100	110	990	1210	0
1	27-Jul-03	8	1,754	600	1,154	1100	1100	10%	1,100	110	990	1210	0
1	27-Jul-03	9	1,968	600	1,368	1300	1300	10%	1,300	130	1,170	1430	0
1	27-Jul-03	10	2,191	600	1,591	1500	1500	10%	1,500	150	1,350	1650	0
1	27-Jul-03	11	2,388	600	1,788	1800	1788	10%	1,800	180	1,620	1980	0
1	27-Jul-03	12	2,558	600	1,958	1900	1900	10%	1,900	190	1,710	2090	0

			Supplemental Energy	Underscheduled Energy	Shaped Daily On-Peak Index or $30	Surcharge Factor	12 (c) Supplemental Energy Charges	12(d)(ii) Underscheduled Energy Surcharges	12(e) Overscheduling Surcharge
6	25-Jul-03	8	0	0	$25.34	1.175	$—	$—	$—
6	25-Jul-03	9	0	0	$30.48	1.175	$—	$—	$—
6	25-Jul-03	10	58	0	$42.19	1.175	$1,740	$—	$—
6	25-Jul-03	11	0	0	$29.95	1.175	$—	$—	$—
6	25-Jul-03	12	75	0	$40.14	1.175	$2,250	$—	$—
6	25-Jul-03	13	0	0	$41.99	1.175	$—	$—	$—
6	25-Jul-03	14	42	0	$56.23	1.175	$1,260	$—	$—
6	25-Jul-03	15	123	0	$41.16	1.175	$3,690	$—	$—
6	25-Jul-03	16	150	0	$45.55	1.175	$4,500	$—	$—
6	25-Jul-03	17	159	0	$46.68	1.175	$4,770	$—	$—
6	25-Jul-03	18	148	0	$40.74	1.175	$4,440	$—	$—
6	25-Jul-03	19	46	0	$36.85	1.175	$1,380	$—	$—
6	25-Jul-03	20	0	0	$41.68	1.175	$—	$—	$—
6	25-Jul-03	21	95	0	$46.78	1.175	$2,850	$—	$—
6	25-Jul-03	22	120	145	$31.23	1.175	$3,600	$5,321	$—
6	25-Jul-03	23	140	39	$30.00	1.175	$4,200	$1,170	$—
6	25-Jul-03	24	104	0	$30.00	1.175	$3,120	$—	$—
7	26-Jul-03	1	0	0	$30.00	1.175	$—	$—	$—
7	26-Jul-03	2	2	0	$30.00	1.175	$60	$—	$—
7	26-Jul-03	3	43	0	$30.00	1.175	$1,290	$—	$—
7	26-Jul-03	4	0	0	$30.00	1.175	$—	$—	$—
7	26-Jul-03	5	0	0	$30.00	1.175	$—	$—	$—
7	26-Jul-03	6	0	0	$30.00	1.175	$—	$—	$—
7	26-Jul-03	7	0	0	$30.00	1.175	$—	$—	$—
7	26-Jul-03	8	33	0	$30.00	1.175	$990	$—	$—
7	26-Jul-03	9	110	5	$30.00	1.175	$3,300	$150	$—
7	26-Jul-03	10	20	0	$30.00	1.175	$600	$—	$—
7	26-Jul-03	11	0	0	$30.00	1.175	$—	$—	$—
7	26-Jul-03	12	15	0	$30.00	1.175	$450	$—	$—
7	26-Jul-03	13	135	0	$30.00	1.175	$4,050	$—	$—
7	26-Jul-03	14	106	0	$30.00	1.175	$3,180	$—	$—
7	26-Jul-03	15	169	0	$30.00	1.175	$5,070	$—	$—
7	26-Jul-03	16	180	64	$30.00	1.175	$5,400	$1,920	$—
7	26-Jul-03	17	180	120	$30.00	1.175	$5,400	$3,600	$—
7	26-Jul-03	18	180	96	$30.00	1.175	$5,400	$2,880	$—
7	26-Jul-03	19	180	20	$30.00	1.175	$5,400	$600	$—
7	26-Jul-03	20	104	0	$30.00	1.175	$3,120	$—	$—
7	26-Jul-03	21	150	242	$30.00	1.175	$4,500	$7,260	$—
7	26-Jul-03	22	150	189	$30.00	1.175	$4,500	$5,670	$—
7	26-Jul-03	23	130	242	$30.00	1.175	$3,900	$7,260	$—
7	26-Jul-03	24	130	55	$30.00	1.175	$3,900	$1,650	$—
1	27-Jul-03	1	81	0	$30.00	1.175	$2,430	$—	$—
1	27-Jul-03	2	40	0	$30.00	1.175	$1,200	$—	$—
1	27-Jul-03	3	77	0	$30.00	1.175	$2,310	$—	$—
1	27-Jul-03	4	40	0	$30.00	1.175	$1,200	$—	$—
1	27-Jul-03	5	15	0	$30.00	1.175	$450	$—	$—
1	27-Jul-03	6	0	0	$30.00	1.175	$—	$—	$—
1	27-Jul-03	7	0	0	$30.00	1.175	$—	$—	$—
1	27-Jul-03	8	54	0	$30.00	1.175	$1,620	$—	$—
1	27-Jul-03	9	68	0	$30.00	1.175	$2,040	$—	$—
1	27-Jul-03	10	91	0	$30.00	1.175	$2,730	$—	$—
1	27-Jul-03	11	0	0	$30.00	1.175	$—	$—	$—
1	27-Jul-03	12	58	0	$30.00	1.175	$1,740	$—	$—

Master Data

			Energy Portion of IP Load	Qualified Purchases	Delivered Energy	Scheduled Energy	Tier 1 Energy	Bandwidth Percent	Scheduled Energy less Tier 2 Energy	Bandwidth Allowance	Lower Bandwidth Threshold	Upper Bandwidth Threshold	Overscheduled Energy
1	27-Jul-03	13	2,624	600	2,024	2000	2000	10%	2,000	200	1,800	2200	0
1	27-Jul-03	14	2,697	600	2,097	2100	2097	10%	2,100	210	1,890	2310	0
1	27-Jul-03	15	2,734	600	2,134	2100	2100	10%	2,100	210	1,890	2310	0
1	27-Jul-03	16	2,778	600	2,178	2,100	2100	10%	2,100	210	1,890	2310	0
1	27-Jul-03	17	2,805	600	2,205	2200	2200	10%	2,200	220	1,980	2420	0
1	27-Jul-03	18	2,802	600	2,202	2200	2200	10%	2,200	220	1,980	2420	0
1	27-Jul-03	19	2,752	600	2,152	2200	2152	10%	2,200	220	1,980	2420	0
1	27-Jul-03	20	2,695	600	2,095	2,100	2095	10%	2,100	210	1,890	2310	0
1	27-Jul-03	21	2,709	600	2,109	2100	2100	10%	2,100	210	1,890	2310	0
1	27-Jul-03	22	2,633	600	2,033	2,000	2000	10%	2,000	200	1,800	2200	0
1	27-Jul-03	23	2,440	600	1,840	1,800	1800	10%	1,800	180	1,620	1980	0
1	27-Jul-03	24	2,238	600	1,638	1,600	1600	10%	1,600	160	1,440	1760	0
2	28-Jul-03	1	2,094	600	1,494	1300	1300	10%	1,300	130	1,170	1430	0
2	28-Jul-03	2	1,985	600	1,385	1100	1100	10%	1,100	110	990	1210	0
2	28-Jul-03	3	1,912	600	1,312	1000	1000	10%	1,000	100	900	1100	0
2	28-Jul-03	4	1,876	600	1,276	1000	1000	10%	1,000	100	900	1100	0
2	28-Jul-03	5	1,854	600	1,254	1000	1000	10%	1,000	100	900	1100	0
2	28-Jul-03	6	1,914	600	1,314	1000	1000	10%	1,000	100	900	1100	0
2	28-Jul-03	7	1,986	900	1,086	700	700	10%	700	70	630	770	0
2	28-Jul-03	8	2,116	900	1,216	700	700	10%	700	70	630	770	0
2	28-Jul-03	9	2,224	900	1,324	1200	1200	10%	1,200	120	1,080	1320	0
2	28-Jul-03	10	2,289	900	1,389	1300	1300	10%	1,300	130	1,170	1430	0
2	28-Jul-03	11	2,358	900	1,458	1500	1458	10%	1,500	150	1,350	1650	0
2	28-Jul-03	12	2,399	900	1,499	1600	1499	10%	1,600	160	1,440	1760	0
2	28-Jul-03	13	2,450	900	1,550	1700	1550	10%	1,700	170	1,530	1870	0
2	28-Jul-03	14	2,511	900	1,611	1800	1611	10%	1,800	180	1,620	1980	9
2	28-Jul-03	15	2,510	900	1,610	1800	1610	10%	1,800	180	1,620	1980	10
2	28-Jul-03	16	2,509	900	1,609	1800	1609	10%	1,800	180	1,620	1980	11
2	28-Jul-03	17	2,530	900	1,630	1800	1630	10%	1,800	180	1,620	1980	0
2	28-Jul-03	18	2,542	900	1,642	1800	1642	10%	1,800	180	1,620	1980	0
2	28-Jul-03	19	2,473	900	1,573	1800	1573	10%	1,800	180	1,620	1980	47
2	28-Jul-03	20	2,388	900	1,488	1800	1488	10%	1,800	180	1,620	1980	132
2	28-Jul-03	21	2,367	900	1,467	1600	1467	10%	1,600	160	1,440	1760	0
2	28-Jul-03	22	2,342	900	1,442	1600	1442	10%	1,600	160	1,440	1760	0
2	28-Jul-03	23	2,177	600	1,577	1800	1577	10%	1,800	180	1,620	1980	43
2	28-Jul-03	24	1,971	600	1,371	1600	1371	10%	1,600	160	1,440	1760	69
3	29-Jul-03	1	1,824	600	1,224	1300	1224	10%	1,300	130	1,170	1430	0
3	29-Jul-03	2	1,742	600	1,142	1100	1100	10%	1,100	110	990	1210	0
3	29-Jul-03	3	1,680	600	1,080	1000	1000	10%	1,000	100	900	1100	0
3	29-Jul-03	4	1,643	600	1,043	1000	1000	10%	1,000	100	900	1100	0
3	29-Jul-03	5	1,655	600	1,055	1000	1000	10%	1,000	100	900	1100	0
3	29-Jul-03	6	1,728	600	1,128	1000	1000	10%	1,000	100	900	1100	0
3	29-Jul-03	7	1,762	900	862	700	700	10%	700	70	630	770	0
3	29-Jul-03	8	1,918	900	1,018	700	700	10%	700	70	630	770	0
3	29-Jul-03	9	2,062	900	1,162	1200	1162	10%	1,200	120	1,080	1320	0
3	29-Jul-03	10	2,200	900	1,300	1300	1300	10%	1,300	130	1,170	1430	0
3	29-Jul-03	11	2,345	900	1,445	1500	1445	10%	1,500	150	1,350	1650	0
3	29-Jul-03	12	2,470	900	1,570	1600	1570	10%	1,600	160	1,440	1760	0
3	29-Jul-03	13	2,510	900	1,610	1700	1610	10%	1,700	170	1,530	1870	0
3	29-Jul-03	14	2,579	900	1,679	1800	1679	10%	1,800	180	1,620	1980	0
3	29-Jul-03	15	2,605	900	1,705	1800	1705	10%	1,800	180	1,620	1980	0
3	29-Jul-03	16	2,634	900	1,734	1800	1734	10%	1,800	180	1,620	1980	0
3	29-Jul-03	17	2,669	900	1,769	1800	1769	10%	1,800	180	1,620	1980	0

			Supplemental Energy	Underscheduled Energy	Shaped Daily On-Peak Index or $30	Surcharge Factor	12 (c) Supplemental Energy Charges	12(d)(ii) Underscheduled Energy Surcharges	12(e) Overscheduling Surcharge
1	27-Jul-03	13	24	0	$30.00	1.175	$720	$—	$—
1	27-Jul-03	14	0	0	$30.00	1.175	$—	$—	$—
1	27-Jul-03	15	34	0	$30.00	1.175	$1,020	$—	$—
1	27-Jul-03	16	78	0	$30.00	1.175	$2,340	$—	$—
1	27-Jul-03	17	5	0	$30.00	1.175	$150	$—	$—
1	27-Jul-03	18	2	0	$30.00	1.175	$60	$—	$—
1	27-Jul-03	19	0	0	$30.00	1.175	$—	$—	$—
1	27-Jul-03	20	0	0	$30.00	1.175	$—	$—	$—
1	27-Jul-03	21	9	0	$30.00	1.175	$270	$—	$—
1	27-Jul-03	22	33	0	$30.00	1.175	$990	$—	$—
1	27-Jul-03	23	40	0	$30.00	1.175	$1,200	$—	$—
1	27-Jul-03	24	38	0	$30.00	1.175	$1,140	$—	$—
2	28-Jul-03	1	130	64	$30.00	1.175	$3,900	$1,920	$—
2	28-Jul-03	2	110	175	$30.00	1.175	$3,300	$5,250	$—
2	28-Jul-03	3	100	212	$30.00	1.175	$3,000	$6,360	$—
2	28-Jul-03	4	100	176	$30.00	1.175	$3,000	$5,280	$—
2	28-Jul-03	5	100	154	$30.00	1.175	$3,000	$4,620	$—
2	28-Jul-03	6	100	214	$30.00	1.175	$3,000	$6,420	$—
2	28-Jul-03	7	70	316	$32.01	1.175	$2,100	$11,885	$—
2	28-Jul-03	8	70	446	$53.53	1.175	$2,100	$28,051	$—
2	28-Jul-03	9	120	4	$41.84	1.175	$3,600	$197	$—
2	28-Jul-03	10	89	0	$38.03	1.175	$2,670	$—	$—
2	28-Jul-03	11	0	0	$44.76	1.175	$—	$—	$—
2	28-Jul-03	12	0	0	$28.83	1.175	$—	$—	$—
2	28-Jul-03	13	0	0	$34.65	1.175	$—	$—	$—
2	28-Jul-03	14	0	0	$40.96	1.175	$—	$—	$163
2	28-Jul-03	15	0	0	$24.10	1.175	$—	$—	$—
2	28-Jul-03	16	0	0	$26.81	1.175	$—	$—	$17
2	28-Jul-03	17	0	0	$28.25	1.175	$—	$—	$—
2	28-Jul-03	18	0	0	$19.15	1.175	$—	$—	$—
2	28-Jul-03	19	0	0	$20.04	1.175	$—	$—	$—
2	28-Jul-03	20	0	0	$28.31	1.175	$—	$—	$431
2	28-Jul-03	21	0	0	$32.51	1.175	$—	$—	$—
2	28-Jul-03	22	0	0	$23.30	1.175	$—	$—	$—
2	28-Jul-03	23	0	0	$30.00	1.175	$—	$—	$—
2	28-Jul-03	24	0	0	$30.00	1.175	$—	$—	$—
3	29-Jul-03	1	0	0	$30.00	1.175	$—	$—	$—
3	29-Jul-03	2	42	0	$30.00	1.175	$1,260	$—	$—
3	29-Jul-03	3	80	0	$30.00	1.175	$2,400	$—	$—
3	29-Jul-03	4	43	0	$30.00	1.175	$1,290	$—	$—
3	29-Jul-03	5	55	0	$30.00	1.175	$1,650	$—	$—
3	29-Jul-03	6	100	28	$30.00	1.175	$3,000	$840	$—
3	29-Jul-03	7	70	92	$18.60	1.175	$2,100	$2,011	$—
3	29-Jul-03	8	70	248	$26.93	1.175	$2,100	$7,847	$—
3	29-Jul-03	9	0	0	$34.96	1.175	$—	$—	$—
3	29-Jul-03	10	0	0	$33.55	1.175	$—	$—	$—
3	29-Jul-03	11	0	0	$34.72	1.175	$—	$—	$—
3	29-Jul-03	12	0	0	$36.66	1.175	$—	$—	$—
3	29-Jul-03	13	0	0	$53.18	1.175	$—	$—	$—
3	29-Jul-03	14	0	0	$46.43	1.175	$—	$—	$—
3	29-Jul-03	15	0	0	$39.60	1.175	$—	$—	$—
3	29-Jul-03	16	0	0	$42.53	1.175	$—	$—	$—
3	29-Jul-03	17	0	0	$54.80	1.175	$—	$—	$—

Master Data

			Energy Portion of IP Load	Qualified Purchases	Delivered Energy	Scheduled Energy	Tier 1 Energy	Bandwidth Percent	Scheduled Energy less Tier 2 Energy	Bandwidth Allowance	Lower Bandwidth Threshold	Upper Bandwidth Threshold	Overscheduled Energy
3	29-Jul-03	18	2,674	900	1,774	1800	1774	10%	1,800	180	1,620	1980	0
3	29-Jul-03	19	2,630	900	1,730	1800	1730	10%	1,800	180	1,620	1980	0
3	29-Jul-03	20	2,513	900	1,613	1800	1613	10%	1,800	180	1,620	1980	7
3	29-Jul-03	21	2,475	900	1,575	1600	1575	10%	1,600	160	1,440	1760	0
3	29-Jul-03	22	2,392	900	1,492	1600	1492	10%	1,600	160	1,440	1760	0
3	29-Jul-03	23	2,208	600	1,608	1800	1608	10%	1,800	180	1,620	1980	12
3	29-Jul-03	24	1,991	600	1,391	1600	1391	10%	1,600	160	1,440	1760	49
4	30-Jul-03	1	1,854	600	1,254	1200	1200	10%	1,200	120	1,080	1320	0
4	30-Jul-03	2	1,768	600	1,168	1100	1100	10%	1,100	110	990	1210	0
4	30-Jul-03	3	1,700	600	1,100	1100	1100	10%	1,100	110	990	1210	0
4	30-Jul-03	4	1,655	600	1,055	1100	1055	10%	1,100	110	990	1210	0
4	30-Jul-03	5	1,642	600	1,042	1100	1042	10%	1,100	110	990	1210	0
4	30-Jul-03	6	1,706	600	1,106	1100	1100	10%	1,100	110	990	1210	0
4	30-Jul-03	7	1,730	900	830	800	800	10%	800	80	720	880	0
4	30-Jul-03	8	1,903	900	1,003	900	900	10%	900	90	810	990	0
4	30-Jul-03	9	2,078	900	1,178	1100	1100	10%	1,100	110	990	1210	0
4	30-Jul-03	10	2,234	900	1,334	1200	1200	10%	1,200	120	1,080	1320	0
4	30-Jul-03	11	2,379	900	1,479	1300	1300	10%	1,300	130	1,170	1430	0
4	30-Jul-03	12	2,476	900	1,576	1400	1400	10%	1,400	140	1,260	1540	0
4	30-Jul-03	13	2,538	900	1,638	1700	1638	10%	1,700	170	1,530	1870	0
4	30-Jul-03	14	2,659	900	1,759	1800	1759	10%	1,800	180	1,620	1980	0
4	30-Jul-03	15	2,706	900	1,806	1800	1800	10%	1,800	180	1,620	1980	0
4	30-Jul-03	16	2,754	900	1,854	1800	1800	10%	1,800	180	1,620	1980	0
4	30-Jul-03	17	2,764	900	1,864	1800	1800	10%	1,800	180	1,620	1980	0
4	30-Jul-03	18	2,771	900	1,871	1800	1800	10%	1,800	180	1,620	1980	0
4	30-Jul-03	19	2,707	900	1,807	1800	1800	10%	1,800	180	1,620	1980	0
4	30-Jul-03	20	2,599	900	1,699	1700	1699	10%	1,700	170	1,530	1870	0
4	30-Jul-03	21	2,563	900	1,663	1600	1600	10%	1,600	160	1,440	1760	0
4	30-Jul-03	22	2,508	900	1,608	1600	1600	10%	1,600	160	1,440	1760	0
4	30-Jul-03	23	2,316	600	1,716	1700	1700	10%	1,700	170	1,530	1870	0
4	30-Jul-03	24	2,090	600	1,490	1500	1490	10%	1,500	150	1,350	1650	0
5	31-Jul-03	1	1,960	600	1,360	1200	1200	10%	1,200	120	1,080	1320	0
5	31-Jul-03	2	1,854	600	1,254	1100	1100	10%	1,100	110	990	1210	0
5	31-Jul-03	3	1,762	600	1,162	1100	1100	10%	1,100	110	990	1210	0
5	31-Jul-03	4	1,729	600	1,129	1100	1100	10%	1,100	110	990	1210	0
5	31-Jul-03	5	1,725	600	1,125	1100	1100	10%	1,100	110	990	1210	0
5	31-Jul-03	6	1,778	600	1,178	1100	1100	10%	1,100	110	990	1210	0
5	31-Jul-03	7	1,829	900	929	800	800	10%	800	80	720	880	0
5	31-Jul-03	8	1,996	900	1,096	900	900	10%	900	90	810	990	0
5	31-Jul-03	9	2,193	900	1,293	1100	1100	10%	1,100	110	990	1210	0
5	31-Jul-03	10	2,390	900	1,490	1200	1200	10%	1,200	120	1,080	1320	0
5	31-Jul-03	11	2,537	900	1,637	1300	1300	10%	1,300	130	1,170	1430	0
5	31-Jul-03	12	2,724	900	1,824	1400	1400	10%	1,400	140	1,260	1540	0
5	31-Jul-03	13	2,782	900	1,882	1700	1700	10%	1,700	170	1,530	1870	0
5	31-Jul-03	14	2,853	900	1,953	1800	1800	10%	1,800	180	1,620	1980	0
5	31-Jul-03	15	2,897	900	1,997	1800	1800	10%	1,800	180	1,620	1980	0
5	31-Jul-03	16	2,984	900	2,084	1800	1800	10%	1,800	180	1,620	1980	0
5	31-Jul-03	17	3,036	900	2,136	1800	1800	10%	1,800	180	1,620	1980	0
5	31-Jul-03	18	3,012	900	2,112	1800	1800	10%	1,800	180	1,620	1980	0
5	31-Jul-03	19	2,937	900	2,037	1800	1800	10%	1,800	180	1,620	1980	0
5	31-Jul-03	20	2,811	900	1,911	1700	1700	10%	1,700	170	1,530	1870	0
5	31-Jul-03	21	2,777	900	1,877	1600	1600	10%	1,600	160	1,440	1760	0
5	31-Jul-03	22	2,699	900	1,799	1600	1600	10%	1,600	160	1,440	1760	0

			Supplemental Energy	Underscheduled Energy	Shaped Daily On-Peak Index or $30	Surcharge Factor	12 (c) Supplemental Energy Charges	12(d)(ii) Underscheduled Energy Surcharges	12(e) Overscheduling Surcharge
3	29-Jul-03	18	0	0	$38.23	1.175	$—	$—	$—
3	29-Jul-03	19	0	0	$27.50	1.175	$—	$—	$—
3	29-Jul-03	20	0	0	$33.29	1.175	$—	$—	$64
3	29-Jul-03	21	0	0	$53.26	1.175	$—	$—	$—
3	29-Jul-03	22	0	0	$21.66	1.175	$—	$—	$—
3	29-Jul-03	23	0	0	$30.00	1.175	$—	$—	$—
3	29-Jul-03	24	0	0	$30.00	1.175	$—	$—	$—
4	30-Jul-03	1	54	0	$30.00	1.175	$1,620	$—	$—
4	30-Jul-03	2	68	0	$30.00	1.175	$2,040	$—	$—
4	30-Jul-03	3	0	0	$30.00	1.175	$—	$—	$—
4	30-Jul-03	4	0	0	$30.00	1.175	$—	$—	$—
4	30-Jul-03	5	0	0	$30.00	1.175	$—	$—	$—
4	30-Jul-03	6	6	0	$30.00	1.175	$180	$—	$—
4	30-Jul-03	7	30	0	$37.10	1.175	$900	$—	$—
4	30-Jul-03	8	90	13	$39.02	1.175	$2,700	$596	$—
4	30-Jul-03	9	78	0	$21.07	1.175	$2,340	$—	$—
4	30-Jul-03	10	120	14	$33.01	1.175	$3,600	$543	$—
4	30-Jul-03	11	130	49	$43.20	1.175	$3,900	$2,487	$—
4	30-Jul-03	12	140	36	$31.40	1.175	$4,200	$1,328	$—
4	30-Jul-03	13	0	0	$39.16	1.175	$—	$—	$—
4	30-Jul-03	14	0	0	$53.89	1.175	$—	$—	$—
4	30-Jul-03	15	6	0	$49.13	1.175	$180	$—	$—
4	30-Jul-03	16	54	0	$42.97	1.175	$1,620	$—	$—
4	30-Jul-03	17	64	0	$41.57	1.175	$1,920	$—	$—
4	30-Jul-03	18	71	0	$30.22	1.175	$2,130	$—	$—
4	30-Jul-03	19	7	0	$25.73	1.175	$210	$—	$—
4	30-Jul-03	20	0	0	$35.87	1.175	$—	$—	$—
4	30-Jul-03	21	63	0	$40.67	1.175	$1,890	$—	$—
4	30-Jul-03	22	8	0	$26.02	1.175	$240	$—	$—
4	30-Jul-03	23	16	0	$30.00	1.175	$480	$—	$—
4	30-Jul-03	24	0	0	$30.00	1.175	$—	$—	$—
5	31-Jul-03	1	120	40	$30.00	1.175	$3,600	$1,200	$—
5	31-Jul-03	2	110	44	$30.00	1.175	$3,300	$1,320	$—
5	31-Jul-03	3	62	0	$30.00	1.175	$1,860	$—	$—
5	31-Jul-03	4	29	0	$30.00	1.175	$870	$—	$—
5	31-Jul-03	5	25	0	$30.00	1.175	$750	$—	$—
5	31-Jul-03	6	78	0	$30.00	1.175	$2,340	$—	$—
5	31-Jul-03	7	80	49	$39.97	1.175	$2,400	$2,301	$—
5	31-Jul-03	8	90	106	$38.30	1.175	$2,700	$4,771	$—
5	31-Jul-03	9	110	83	$24.88	1.175	$3,300	$2,426	$—
5	31-Jul-03	10	120	170	$32.62	1.175	$3,600	$6,515	$—
5	31-Jul-03	11	130	207	$48.93	1.175	$3,900	$11,901	$—
5	31-Jul-03	12	140	284	$55.86	1.175	$4,200	$18,639	$—
5	31-Jul-03	13	170	12	$38.43	1.175	$5,100	$542	$—
5	31-Jul-03	14	153	0	$35.82	1.175	$4,590	$—	$—
5	31-Jul-03	15	180	17	$36.98	1.175	$5,400	$739	$—
5	31-Jul-03	16	180	104	$46.40	1.175	$5,400	$5,670	$—
5	31-Jul-03	17	180	156	$34.67	1.175	$5,400	$6,355	$—
5	31-Jul-03	18	180	132	$32.13	1.175	$5,400	$4,983	$—
5	31-Jul-03	19	180	57	$59.72	1.175	$5,400	$4,000	$—
5	31-Jul-03	20	170	41	$70.13	1.175	$5,100	$3,378	$—
5	31-Jul-03	21	160	117	$59.69	1.175	$4,800	$8,206	$—
5	31-Jul-03	22	160	39	$27.56	1.175	$4,800	$1,263	$—

Master Data

			Energy Portion of IP Load	Qualified Purchases	Delivered Energy	Scheduled Energy	Tier 1 Energy	Bandwidth Percent	Scheduled Energy less Tier 2 Energy	Bandwidth Allowance	Lower Bandwidth Threshold	Upper Bandwidth Threshold	Overscheduled Energy
5	31-Jul-03	23	2,501	600	1,901	1700	1700	10%	1,700	170	1,530	1870	0
5	31-Jul-03	24	2,263	600	1,663	1500	1500	10%	1,500	150	1,350	1650	0

			Supplemental Energy	Underscheduled Energy	Shaped Daily On-Peak Index or $30	Surcharge Factor	12 (c) Supplemental Energy Charges	12(d)(ii) Underscheduled Energy Surcharges	12(e) Overscheduling Surcharge
5	31-Jul-03	23	170	31	$30.00	1.175	$5,100	$930	$—
5	31-Jul-03	24	150	13	$30.00	1.175	$4,500	$390	$—

SAMPLE – In the event of any conflict between this Appendix 5 and the terms of this Power Purchase Agreement, the terms of this Power Purchase Agreement shall govern

Energy Portion of IP Load

	7/1/2005	7/2/2005	7/3/2005	7/4/2005	7/5/2005	7/6/2005	7/7/2005	7/8/2005
1	1,850	1,929	2,041	2,159	2,148	2,115	2,202	2,340
2	1,727	1,803	1,921	2,030	2,028	1,977	2,081	2,243
3	1,658	1,745	1,831	1,946	1,935	1,868	2,077	2,167
4	1,646	1,681	1,768	1,868	1,872	1,781	1,976	2,108
5	1,636	1,668	1,767	1,808	1,804	1,742	1,961	2,104
6	1,648	1,688	1,789	1,771	1,754	1,684	1,998	2,133
7	1,729	1,746	1,841	1,731	1,714	1,651	2,104	2,208
8	1,917	1,958	2,087	1,845	1,850	1,758	2,347	2,448
9	2,116	2,172	2,324	2,074	2,070	1,965	2,576	2,644
10	2,300	2,349	2,511	2,318	2,337	2,191	2,700	2,822
11	2,444	2,526	2,659	2,512	2,505	2,382	2,865	2,954
12	2,552	2,640	2,788	2,663	2,652	2,556	3,021	3,060
13	2,638	2,756	2,903	2,775	2,775	2,678	3,139	3,149
14	2,714	2,848	3,012	2,858	2,825	2,760	3,254	3,231
15	2,770	2,916	3,082	2,919	2,859	2,797	3,316	3,205
16	2,851	2,942	3,079	2,927	2,946	2,841	3,345	3,182
17	2,863	2,908	3,099	2,912	2,973	2,887	3,360	3,103
18	2,850	2,859	3,085	2,828	2,954	2,907	3,362	2,976
19	2,763	2,815	2,989	2,775	2,899	2,857	3,286	2,891
20	2,645	2,710	2,888	2,699	2,796	2,774	3,145	2,768
21	2,613	2,652	2,802	2,618	2,733	2,769	3,116	2,746
22	2,561	2,637	2,772	2,502	2,687	2,750	3,068	2,733
23	2,358	2,388	2,563	2,455	2,471	2,559	2,812	2,550
24	2,120	2,192	2,321	2,313	2,261	2,358	2,552	2,331

	7/9/2005	7/10/2005	7/11/2005	7/12/2005	7/13/2005	7/14/2005	7/15/2005
1	2,161	2,158	1,814	1,814	1,669	1,742	2,065
2	2,054	2,006	1,733	1,727	1,576	1,661	1,980
3	1,956	1,907	1,663	1,641	1,507	1,600	1,898
4	1,885	1,856	1,624	1,596	1,466	1,560	1,883
5	1,880	1,823	1,646	1,555	1,412	1,557	1,867
6	1,904	1,875	1,651	1,558	1,373	1,592	1,970
7	1,994	1,952	1,712	1,545	1,356	1,683	2,056
8	2,191	2,059	1,898	1,677	1,472	1,898	2,256
9	2,393	2,201	2,062	1,835	1,627	2,108	2,397
10	2,561	2,293	2,187	2,003	1,789	2,216	2,532
11	2,681	2,387	2,259	2,185	1,931	2,410	2,682
12	2,808	2,494	2,314	2,277	2,054	2,523	2,772
13	2,845	2,562	2,409	2,353	2,161	2,637	2,884
14	2,880	2,633	2,483	2,401	2,258	2,752	2,971
15	2,944	2,685	2,516	2,390	2,294	2,817	2,977
16	3,034	2,675	2,571	2,386	2,371	2,864	3,027
17	3,017	2,662	2,580	2,397	2,410	2,831	3,074
18	2,995	2,578	2,574	2,372	2,404	2,937	3,056
19	2,940	2,486	2,499	2,331	2,371	2,813	2,994
20	2,833	2,406	2,388	2,218	2,293	2,699	2,855
21	2,755	2,370	2,335	2,145	2,233	2,650	2,769
22	2,700	2,324	2,293	2,114	2,224	2,626	2,718
23	2,506	2,188	2,146	1,991	2,048	2,421	2,437
24	2,296	1,968	1,946	1,808	1,858	2,211	2,193

	7/16/2005	7/17/2005	7/18/2005	7/19/2005	7/20/2005	7/21/2005	7/22/2005	7/23/2005
1	2,028	2,056	2,278	1,774	1,876	2,239	1,937	1,768
2	1,933	1,936	2,133	1,666	1,745	2,110	1,863	1,691
3	1,790	1,851	2,022	1,608	1,687	2,006	1,776	1,637
4	1,731	1,799	1,972	1,601	1,634	1,920	1,720	1,608
5	1,717	1,784	1,931	1,582	1,614	1,887	1,707	1,608
6	1,759	1,823	1,987	1,570	1,569	1,940	1,769	1,682
7	1,794	1,880	2,079	1,536	1,528	1,993	1,813	1,705
8	2,044	2,096	2,184	1,639	1,635	2,203	1,961	1,875
9	2,235	2,298	2,270	1,781	1,844	2,408	2,109	2,007
10	2,348	2,450	2,312	1,895	2,079	2,557	2,233	2,088
11	2,517	2,647	2,328	2,061	2,261	2,694	2,291	2,200
12	2,638	2,790	2,355	2,158	2,470	2,806	2,373	2,267
13	2,732	2,866	2,329	2,224	2,587	2,912	2,421	2,322
14	2,844	2,986	2,339	2,315	2,661	2,979	2,476	2,379
15	2,871	3,040	2,434	2,385	2,757	3,001	2,482	2,386

	7/24/2005	7/25/2005	7/26/2005	7/27/2005	7/28/2005	7/29/2005	7/30/2005	7/31/2005
1	1,746	1,800	1,856	1,981	2,094	1,824	1,854	1,960
2	1,652	1,705	1,702	1,840	1,985	1,742	1,768	1,854
3	1,588	1,648	1,643	1,777	1,912	1,680	1,700	1,762
4	1,580	1,614	1,583	1,740	1,876	1,643	1,655	1,729
5	1,566	1,602	1,564	1,715	1,854	1,655	1,642	1,725
6	1,623	1,654	1,553	1,686	1,914	1,728	1,706	1,778
7	1,655	1,706	1,536	1,669	1,986	1,762	1,730	1,829
8	1,824	1,842	1,633	1,754	2,116	1,918	1,903	1,996
9	1,986	1,996	1,815	1,968	2,224	2,062	2,078	2,193
10	2,099	2,158	2,020	2,191	2,289	2,200	2,234	2,390
11	2,205	2,261	2,191	2,388	2,358	2,345	2,379	2,537
12	2,269	2,375	2,315	2,558	2,399	2,470	2,476	2,724
13	2,344	2,461	2,435	2,624	2,450	2,510	2,538	2,782
14	2,415	2,542	2,506	2,697	2,511	2,579	2,659	2,853
15	2,437	2,623	2,569	2,734	2,510	2,605	2,706	2,897

Energy Portion of IP Load

16	2,939	3,111	2,403	2,468	2,830	2,991	2,461	2,418
17	2,974	3,196	2,407	2,539	2,882	2,999	2,446	2,455
18	2,974	3,209	2,370	2,583	2,882	2,941	2,393	2,434
19	2,909	3,129	2,302	2,533	2,854	2,809	2,321	2,388
20	2,743	3,026	2,233	2,451	2,761	2,634	2,233	2,276
21	2,722	2,931	2,257	2,404	2,759	2,581	2,226	2,247
22	2,646	2,932	2,257	2,376	2,735	2,504	2,207	2,231
23	2,449	2,682	2,111	2,190	2,550	2,305	2,053	2,075
24	2,214	2,417	1,916	1,997	2,372	2,065	1,859	1,872

16	2,471	2,650	2,644	2,778	2,509	2,634	2,754	2,984
17	2,490	2,659	2,700	2,805	2,530	2,669	2,764	3,036
18	2,467	2,648	2,676	2,802	2,542	2,674	2,771	3,012
19	2,446	2,546	2,600	2,752	2,473	2,630	2,707	2,937
20	2,348	2,423	2,504	2,695	2,388	2,513	2,599	2,811
21	2,332	2,395	2,492	2,709	2,367	2,475	2,563	2,777
22	2,311	2,365	2,439	2,633	2,342	2,392	2,508	2,699
23	2,132	2,179	2,272	2,440	2,177	2,208	2,316	2,501
24	1,930	2,004	2,085	2,238	1,971	1,991	2,090	2,263

SAMPLE - In the event of any conflict between this Appendix 5 and the terms of this Power Purchase Agreement, the terms of this Power Purchase Agreement shall govern

Qualified Purchases

	7/1/2005	7/2/2005	7/3/2005	7/4/2005	7/5/2005	7/6/2005	7/7/2005	7/8/2005
1	600	600	600	600	600	600	600	600
2	600	600	600	600	600	600	600	600
3	600	600	600	600	600	600	600	600
4	600	600	600	600	600	600	600	600
5	600	600	600	600	600	600	600	600
6	600	600	600	600	600	600	600	600
7	900	900	900	600	600	600	900	900
8	900	900	900	600	600	600	900	900
9	900	900	900	600	600	600	900	900
10	900	900	900	600	600	600	900	900
11	900	900	900	600	600	600	900	900
12	900	900	900	600	600	600	900	900
13	900	900	900	600	600	600	900	900
14	900	900	900	600	600	600	900	900
15	900	900	900	600	600	600	900	900
16	900	900	900	600	600	600	900	900
17	900	900	900	600	600	600	900	900
18	900	900	900	600	600	600	900	900
19	900	900	900	600	600	600	900	900
20	900	900	900	600	600	600	900	900
21	900	900	900	600	600	600	900	900
22	900	900	900	600	600	600	900	900
23	600	600	600	600	600	600	600	600
24	600	600	600	600	600	600	600	600

	7/9/2005	7/10/2005	7/11/2005	7/12/2005	7/13/2005	7/14/2005	7/15/2005
1	600	600	600	600	600	600	600
2	600	600	600	600	600	600	600
3	600	600	600	600	600	600	600
4	600	600	600	600	600	600	600
5	600	600	600	600	600	600	600
6	600	600	600	600	600	600	600
7	900	900	900	600	600	900	900
8	900	900	900	600	600	900	900
9	900	900	900	600	600	900	900
10	900	900	900	600	600	900	900
11	900	900	900	600	600	900	900
12	900	900	900	600	600	900	900
13	900	900	900	600	600	900	900
14	900	900	900	600	600	900	900
15	900	900	900	600	600	900	900
16	900	900	900	600	600	900	900
17	900	900	900	600	600	900	900
18	900	900	900	600	600	900	900
19	900	900	900	600	600	900	900
20	900	900	900	600	600	900	900
21	900	900	900	600	600	900	900
22	900	900	900	600	600	900	900
23	600	600	600	600	600	600	600
24	600	600	600	600	600	600	600

	7/16/2005	7/17/2005	7/18/2005	7/19/2005	7/20/2005	7/21/2005	7/22/2005	7/23/2005
1	600	600	600	600	600	600	600	600
2	600	600	600	600	600	600	600	600
3	600	600	600	600	600	600	600	600
4	600	600	600	600	600	600	600	600
5	600	600	600	600	600	600	600	600
6	600	600	600	600	600	600	600	600
7	900	900	900	600	600	900	900	900
8	900	900	900	600	600	900	900	900
9	900	900	900	600	600	900	900	900
10	900	900	900	600	600	900	900	900
11	900	900	900	600	600	900	900	900
12	900	900	900	600	600	900	900	900
13	900	900	900	600	600	900	900	900
14	900	900	900	600	600	900	900	900

	7/24/2005	7/25/2005	7/26/2005	7/27/2005	7/28/2005	7/29/2005	7/30/2005	7/31/2005
1	600	600	600	600	600	600	600	600
2	600	600	600	600	600	600	600	600
3	600	600	600	600	600	600	600	600
4	600	600	600	600	600	600	600	600
5	600	600	600	600	600	600	600	600
6	600	600	600	600	600	600	600	600
7	900	900	600	600	900	900	900	900
8	900	900	600	600	900	900	900	900
9	900	900	600	600	900	900	900	900
10	900	900	600	600	900	900	900	900
11	900	900	600	600	900	900	900	900
12	900	900	600	600	900	900	900	900
13	900	900	600	600	900	900	900	900
14	900	900	600	600	900	900	900	900

Qualified Purchases

15	900	900	900	600	600	900	900	900
16	900	900	900	600	600	900	900	900
17	900	900	900	600	600	900	900	900
18	900	900	900	600	600	900	900	900
19	900	900	900	600	600	900	900	900
20	900	900	900	600	600	900	900	900
21	900	900	900	600	600	900	900	900
22	900	900	900	600	600	900	900	900
23	600	600	600	600	600	600	600	600
24	600	600	600	600	600	600	600	600

15	900	900	600	600	900	900	900	900
16	900	900	600	600	900	900	900	900
17	900	900	600	600	900	900	900	900
18	900	900	600	600	900	900	900	900
19	900	900	600	600	900	900	900	900
20	900	900	600	600	900	900	900	900
21	900	900	600	600	900	900	900	900
22	900	900	600	600	900	900	900	900
23	600	600	600	600	600	600	600	600
24	600	600	600	600	600	600	600	600

SAMPLE - In the event of any conflict between this Appendix 5 and the terms of this Power Purchase Agreement, the terms of this Power Purchase Agreement shall govern

Delivered Energy

	7/1/2005	7/2/2005	7/3/2005	7/4/2005	7/5/2005	7/6/2005	7/7/2005	7/8/2005
1	1,250	1,329	1,441	1,559	1,548	1,515	1,602	1,740
2	1,127	1,203	1,321	1,430	1,428	1,377	1,481	1,643
3	1,058	1,145	1,231	1,346	1,335	1,268	1,477	1,567
4	1,046	1,081	1,168	1,268	1,272	1,181	1,376	1,508
5	1,036	1,068	1,167	1,208	1,204	1,142	1,361	1,504
6	1,048	1,088	1,189	1,171	1,154	1,084	1,398	1,533
7	829	846	941	1,131	1,114	1,051	1,204	1,308
8	1,017	1,058	1,187	1,245	1,250	1,158	1,447	1,548
9	1,216	1,272	1,424	1,474	1,470	1,365	1,676	1,744
10	1,400	1,449	1,611	1,718	1,737	1,591	1,800	1,922
11	1,544	1,626	1,759	1,912	1,905	1,782	1,965	2,054
12	1,652	1,740	1,888	2,063	2,052	1,956	2,121	2,160
13	1,738	1,856	2,003	2,175	2,175	2,078	2,239	2,249
14	1,814	1,948	2,112	2,258	2,225	2,160	2,354	2,331
15	1,870	2,016	2,182	2,319	2,259	2,197	2,416	2,305
16	1,951	2,042	2,179	2,327	2,346	2,241	2,445	2,282
17	1,963	2,008	2,199	2,312	2,373	2,287	2,460	2,203
18	1,950	1,959	2,185	2,228	2,354	2,307	2,462	2,076
19	1,863	1,915	2,089	2,175	2,299	2,257	2,386	1,991
20	1,745	1,810	1,988	2,099	2,196	2,174	2,245	1,868
21	1,713	1,752	1,902	2,018	2,133	2,169	2,216	1,846
22	1,661	1,737	1,872	1,902	2,087	2,150	2,168	1,833
23	1,758	1,788	1,963	1,855	1,871	1,959	2,212	1,950
24	1,520	1,592	1,721	1,713	1,661	1,758	1,952	1,731

	7/9/2005	7/10/2005	7/11/2005	7/12/2005	7/13/2005	7/14/2005	7/15/2005
1	1,561	1,558	1,214	1,214	1,069	1,142	1,465
2	1,454	1,406	1,133	1,127	976	1,061	1,380
3	1,356	1,307	1,063	1,041	907	1,000	1,298
4	1,285	1,256	1,024	996	866	960	1,283
5	1,280	1,223	1,046	955	812	957	1,267
6	1,304	1,275	1,051	958	773	992	1,370
7	1,094	1,052	812	945	756	783	1,156
8	1,291	1,159	998	1,077	872	998	1,356
9	1,493	1,301	1,162	1,235	1,027	1,208	1,497
10	1,661	1,393	1,287	1,403	1,189	1,316	1,632
11	1,781	1,487	1,359	1,585	1,331	1,510	1,782
12	1,908	1,594	1,414	1,677	1,454	1,623	1,872
13	1,945	1,662	1,509	1,753	1,561	1,737	1,984
14	1,980	1,733	1,583	1,801	1,658	1,852	2,071
15	2,044	1,785	1,616	1,790	1,694	1,917	2,077
16	2,134	1,775	1,671	1,786	1,771	1,964	2,127
17	2,117	1,762	1,680	1,797	1,810	1,931	2,174
18	2,095	1,678	1,674	1,772	1,804	2,037	2,156
19	2,040	1,586	1,599	1,731	1,771	1,913	2,094
20	1,933	1,506	1,488	1,618	1,693	1,799	1,955
21	1,855	1,470	1,435	1,545	1,633	1,750	1,869
22	1,800	1,424	1,393	1,514	1,624	1,726	1,818
23	1,906	1,588	1,546	1,391	1,448	1,821	1,837
24	1,696	1,368	1,346	1,208	1,258	1,611	1,593

	7/16/2005	7/17/2005	7/18/2005	7/19/2005	7/20/2005	7/21/2005	7/22/2005	7/23/2005
1	1,428	1,456	1,678	1,174	1,276	1,639	1,337	1,168
2	1,333	1,336	1,533	1,066	1,145	1,510	1,263	1,091
3	1,190	1,251	1,422	1,008	1,087	1,406	1,176	1,037
4	1,131	1,199	1,372	1,001	1,034	1,320	1,120	1,008
5	1,117	1,184	1,331	982	1,014	1,287	1,107	1,008
6	1,159	1,223	1,387	970	969	1,340	1,169	1,082
7	894	980	1,179	936	928	1,093	913	805
8	1,144	1,196	1,284	1,039	1,035	1,303	1,061	975
9	1,335	1,398	1,370	1,181	1,244	1,508	1,209	1,107
10	1,448	1,550	1,412	1,295	1,479	1,657	1,333	1,188
11	1,617	1,747	1,428	1,461	1,661	1,794	1,391	1,300
12	1,738	1,890	1,455	1,558	1,870	1,906	1,473	1,367
13	1,832	1,966	1,429	1,624	1,987	2,012	1,521	1,422
14	1,944	2,086	1,439	1,715	2,061	2,079	1,576	1,479

	7/24/2005	7/25/2005	7/26/2005	7/27/2005	7/28/2005	7/29/2005	7/30/2005	7/31/2005
1	1,146	1,200	1,256	1,381	1,494	1,224	1,254	1,360
2	1,052	1,105	1,102	1,240	1,385	1,142	1,168	1,254
3	988	1,048	1,043	1,177	1,312	1,080	1,100	1,162
4	980	1,014	983	1,140	1,276	1,043	1,055	1,129
5	966	1,002	964	1,115	1,254	1,055	1,042	1,125
6	1,023	1,054	953	1,086	1,314	1,128	1,106	1,178
7	755	806	936	1,069	1,086	862	830	929
8	924	942	1,033	1,154	1,216	1,018	1,003	1,096
9	1,086	1,096	1,215	1,368	1,324	1,162	1,178	1,293
10	1,199	1,258	1,420	1,591	1,389	1,300	1,334	1,490
11	1,305	1,361	1,591	1,788	1,458	1,445	1,479	1,637
12	1,369	1,475	1,715	1,958	1,499	1,570	1,576	1,824
13	1,444	1,561	1,835	2,024	1,550	1,610	1,638	1,882
14	1,515	1,642	1,906	2,097	1,611	1,679	1,759	1,953

Delivered Energy

15	1,971	2,140	1,534	1,785	2,157	2,101	1,582	1,486
16	2,039	2,211	1,503	1,868	2,230	2,091	1,561	1,518
17	2,074	2,296	1,507	1,939	2,282	2,099	1,546	1,555
18	2,074	2,309	1,470	1,983	2,282	2,041	1,493	1,534
19	2,009	2,229	1,402	1,933	2,254	1,909	1,421	1,488
20	1,843	2,126	1,333	1,851	2,161	1,734	1,333	1,376
21	1,822	2,031	1,357	1,804	2,159	1,681	1,326	1,347
22	1,746	2,032	1,357	1,776	2,135	1,604	1,307	1,331
23	1,849	2,082	1,511	1,590	1,950	1,705	1,453	1,475
24	1,614	1,817	1,316	1,397	1,772	1,465	1,259	1,272

15	1,537	1,723	1,969	2,134	1,610	1,705	1,806	1,997
16	1,571	1,750	2,044	2,178	1,609	1,734	1,854	2,084
17	1,590	1,759	2,100	2,205	1,630	1,769	1,864	2,136
18	1,567	1,748	2,076	2,202	1,642	1,774	1,871	2,112
19	1,546	1,646	2,000	2,152	1,573	1,730	1,807	2,037
20	1,448	1,523	1,904	2,095	1,488	1,613	1,699	1,911
21	1,432	1,495	1,892	2,109	1,467	1,575	1,663	1,877
22	1,411	1,465	1,839	2,033	1,442	1,492	1,608	1,799
23	1,532	1,579	1,672	1,840	1,577	1,608	1,716	1,901
24	1,330	1,404	1,485	1,638	1,371	1,391	1,490	1,663

SAMPLE - In the event of any conflict between this Appendix 5 and the terms of this Power Purchase Agreement, the terms of this Power Purchase Agreement shall govern

Tier 1 Energy

	7/1/2005	7/2/2005	7/3/2005	7/4/2005	7/5/2005	7/6/2005	7/7/2005	7/8/2005
1	1,250	1,250	1,400	1,400	1,548	1,400	1,400	1,740
2	1,100	1,100	1,300	1,300	1,428	1,300	1,300	1,643
3	1,050	1,050	1,200	1,300	1,300	1,268	1,200	1,500
4	1,046	1,050	1,150	1,268	1,200	1,181	1,150	1,500
5	1,036	1,050	1,167	1,200	1,200	1,142	1,200	1,500
6	1,048	1,050	1,189	1,100	1,154	1,084	1,200	1,500
7	800	800	941	1,100	1,114	1,000	950	1,200
8	1,000	1,000	1,100	1,200	1,200	1,100	1,100	1,500
9	1,200	1,200	1,400	1,400	1,400	1,300	1,400	1,744
10	1,400	1,400	1,611	1,700	1,700	1,591	1,700	1,922
11	1,500	1,500	1,759	1,900	1,900	1,782	1,800	2,054
12	1,650	1,650	1,888	2,063	2,052	1,956	1,900	2,160
13	1,738	1,750	2,000	2,150	2,175	2,078	2,000	2,249
14	1,800	1,800	2,100	2,258	2,200	2,160	2,100	2,300
15	1,850	1,850	2,182	2,300	2,259	2,197	2,200	2,300
16	1,950	1,950	2,179	2,300	2,300	2,241	2,200	2,282
17	1,950	1,950	2,199	2,300	2,300	2,287	2,200	2,203
18	1,950	1,950	2,185	2,228	2,300	2,300	2,200	2,076
19	1,863	1,900	2,000	2,175	2,299	2,257	2,000	1,991
20	1,745	1,800	1,988	2,099	2,196	2,174	2,000	1,800
21	1,700	1,700	1,902	2,000	2,133	2,100	2,000	1,800
22	1,600	1,600	1,872	1,900	2,087	2,150	1,900	1,800
23	1,758	1,788	1,963	1,800	1,871	1,959	2,000	1,900
24	1,500	1,500	1,500	1,700	1,600	1,758	1,500	1,700

	7/9/2005	7/10/2005	7/11/2005	7/12/2005	7/13/2005	7/14/2005	7/15/2005
1	1,500	1,500	1,200	1,214	1,069	1,142	1,300
2	1,454	1,406	1,100	1,100	976	1,061	1,100
3	1,300	1,300	1,000	1,000	907	1,000	1,000
4	1,285	1,256	1,000	996	866	960	1,000
5	1,280	1,223	1,000	955	812	957	1,000
6	1,300	1,275	1,000	958	773	992	1,000
7	1,000	1,000	812	945	756	700	700
8	1,000	1,000	998	1,000	872	700	700
9	1,300	1,300	1,162	1,100	1,027	1,200	1,200
10	1,661	1,393	1,200	1,400	1,189	1,300	1,300
11	1,781	1,487	1,359	1,585	1,331	1,500	1,500
12	1,908	1,594	1,400	1,677	1,454	1,600	1,600
13	1,945	1,662	1,509	1,700	1,561	1,737	1,800
14	1,980	1,733	1,583	1,800	1,658	1,852	1,900
15	2,000	1,785	1,600	1,790	1,694	1,900	1,900
16	2,000	1,775	1,600	1,786	1,771	1,900	1,900
17	2,000	1,762	1,600	1,797	1,800	1,900	1,900
18	2,000	1,678	1,600	1,772	1,800	1,900	1,900
19	2,000	1,586	1,599	1,731	1,771	1,900	1,900
20	1,933	1,506	1,488	1,618	1,693	1,799	1,900
21	1,855	1,470	1,400	1,500	1,500	1,700	1,700
22	1,800	1,424	1,200	1,500	1,500	1,600	1,600
23	1,906	1,588	1,400	1,300	1,300	1,800	1,800
24	1,696	1,368	1,300	1,208	1,258	1,600	1,593

	7/16/2005	7/17/2005	7/18/2005	7/19/2005	7/20/2005	7/21/2005	7/22/2005	7/23/2005
1	1,300	1,400	1,200	1,174	1,276	1,639	1,300	1,168
2	1,100	1,300	1,100	1,066	1,100	1,510	1,100	1,091
3	1,000	1,200	1,000	1,000	1,087	1,406	1,000	1,037
4	1,000	1,150	1,000	1,000	1,000	1,320	1,000	1,008
5	1,000	1,184	1,000	982	1,000	1,287	1,000	1,008
6	1,000	1,200	1,000	970	969	1,340	1,000	1,082
7	700	950	900	936	928	1,093	700	800
8	700	1,100	1,000	1,000	1,000	1,303	700	900
9	1,200	1,398	1,200	1,100	1,000	1,508	1,200	1,100
10	1,300	1,550	1,200	1,295	1,479	1,657	1,300	1,188
11	1,500	1,747	1,400	1,461	1,600	1,794	1,391	1,300
12	1,600	1,890	1,400	1,558	1,800	1,906	1,473	1,367
13	1,800	1,966	1,429	1,624	1,900	2,012	1,521	1,422
14	1,900	2,086	1,439	1,715	2,061	2,079	1,576	1,479

	7/24/2005	7/25/2005	7/26/2005	7/27/2005	7/28/2005	7/29/2005	7/30/2005	7/31/2005
1	1,146	1,200	1,256	1,300	1,300	1,224	1,200	1,200
2	1,052	1,100	1,100	1,200	1,100	1,100	1,100	1,100
3	988	1,000	1,000	1,100	1,000	1,000	1,100	1,100
4	980	1,000	983	1,100	1,000	1,000	1,055	1,100
5	966	1,000	964	1,100	1,000	1,000	1,042	1,100
6	1,023	1,000	953	1,086	1,000	1,000	1,100	1,100
7	755	806	936	1,069	700	700	800	800
8	900	942	1,000	1,100	700	700	900	900
9	1,086	1,096	1,100	1,300	1,200	1,162	1,100	1,100
10	1,199	1,200	1,400	1,500	1,300	1,300	1,200	1,200
11	1,300	1,361	1,591	1,788	1,458	1,445	1,300	1,300
12	1,369	1,400	1,700	1,900	1,499	1,570	1,400	1,400
13	1,444	1,561	1,700	2,000	1,550	1,610	1,638	1,700
14	1,500	1,600	1,800	2,097	1,611	1,679	1,759	1,800

Tier 1 Energy

15	1,900	2,140	1,534	1,785	2,157	2,101	1,582	1,486
16	1,900	2,200	1,503	1,800	2,200	2,091	1,561	1,500
17	1,900	2,200	1,507	1,800	2,200	2,099	1,546	1,500
18	1,900	2,200	1,470	1,800	2,200	2,041	1,493	1,500
19	1,900	2,000	1,402	1,800	2,200	1,909	1,421	1,488
20	1,843	2,000	1,333	1,800	2,161	1,734	1,333	1,376
21	1,700	2,000	1,357	1,500	2,159	1,681	1,326	1,300
22	1,600	1,900	1,200	1,500	2,000	1,604	1,307	1,300
23	1,800	2,000	1,400	1,300	1,900	1,705	1,453	1,300
24	1,600	1,500	1,300	1,300	1,772	1,465	1,259	1,272

15	1,500	1,600	1,800	2,100	1,610	1,705	1,800	1,800
16	1,500	1,600	1,800	2,100	1,609	1,734	1,800	1,800
17	1,500	1,600	1,800	2,200	1,630	1,769	1,800	1,800
18	1,500	1,600	1,800	2,200	1,642	1,774	1,800	1,800
19	1,500	1,600	1,800	2,152	1,573	1,730	1,800	1,800
20	1,448	1,523	1,800	2,095	1,488	1,613	1,699	1,700
21	1,300	1,400	1,500	2,100	1,467	1,575	1,600	1,600
22	1,300	1,200	1,500	2,000	1,442	1,492	1,600	1,600
23	1,300	1,400	1,300	1,800	1,577	1,608	1,700	1,700
24	1,300	1,300	1,300	1,600	1,371	1,391	1,490	1,500

SAMPLE - In the event of any conflict between this Appendix 5 and the terms of this Power Purchase Agreement, the terms of this Power Purchase Agreement shall govern

Scheduled Energy

	7/1/2005	7/2/2005	7/3/2005	7/4/2005	7/5/2005	7/6/2005	7/7/2005	7/8/2005
1	1,250	1,250	1,400	1,400	1,600	1,400	1,400	1,800
2	1,100	1,100	1,300	1,300	1,500	1,300	1,300	1,700
3	1,050	1,050	1,200	1,300	1,300	1,300	1,200	1,500
4	1,050	1,050	1,150	1,300	1,200	1,200	1,150	1,500
5	1,050	1,050	1,200	1,200	1,200	1,200	1,200	1,500
6	1,050	1,050	1,200	1,100	1,200	1,100	1,200	1,500
7	800	800	950	1,100	1,200	1,000	950	1,200
8	1,000	1,000	1,100	1,200	1,200	1,100	1,100	1,500
9	1,200	1,200	1,400	1,400	1,400	1,300	1,400	1,800
10	1,400	1,400	1,700	1,700	1,700	1,600	1,700	2,100
11	1,500	1,500	1,800	1,900	1,900	1,800	1,800	2,300
12	1,650	1,650	1,900	2,100	2,100	2,000	1,900	2,300
13	1,750	1,750	2,000	2,150	2,200	2,100	2,000	2,300
14	1,800	1,800	2,100	2,300	2,200	2,200	2,100	2,300
15	1,850	1,850	2,200	2,300	2,300	2,200	2,200	2,300
16	1,950	1,950	2,200	2,300	2,300	2,300	2,200	2,300
17	1,950	1,950	2,200	2,300	2,300	2,300	2,200	2,300
18	1,950	1,950	2,200	2,300	2,300	2,300	2,200	2,100
19	1,900	1,900	2,000	2,200	2,300	2,300	2,000	2,000
20	1,800	1,800	2,000	2,100	2,300	2,300	2,000	1,800
21	1,700	1,700	2,000	2,000	2,200	2,100	2,000	1,800
22	1,600	1,600	1,900	1,900	2,100	2,150	1,900	1,800
23	1,800	1,800	2,000	1,800	1,900	2,050	2,000	1,900
24	1,500	1,500	1,500	1,700	1,600	1,800	1,500	1,700

	7/9/2005	7/10/2005	7/11/2005	7/12/2005	7/13/2005	7/14/2005	7/15/2005
1	1,500	1,500	1,200	1,300	1,300	1,300	1,300
2	1,500	1,500	1,100	1,100	1,100	1,100	1,100
3	1,300	1,300	1,000	1,000	1,000	1,000	1,000
4	1,300	1,300	1,000	1,000	1,000	1,000	1,000
5	1,300	1,300	1,000	1,000	1,000	1,000	1,000
6	1,300	1,300	1,000	1,000	1,000	1,000	1,000
7	1,000	1,000	900	1,000	1,000	700	700
8	1,000	1,000	1,000	1,000	1,000	700	700
9	1,300	1,300	1,200	1,100	1,100	1,200	1,200
10	1,700	1,700	1,200	1,400	1,400	1,300	1,300
11	1,900	1,900	1,400	1,600	1,600	1,500	1,500
12	2,000	2,000	1,400	1,700	1,700	1,600	1,600
13	2,000	2,000	1,600	1,700	1,700	1,800	1,800
14	2,000	2,000	1,600	1,800	1,800	1,900	1,900
15	2,000	2,000	1,600	1,800	1,800	1,900	1,900
16	2,000	2,000	1,600	1,800	1,800	1,900	1,900
17	2,000	2,000	1,600	1,800	1,800	1,900	1,900
18	2,000	2,000	1,600	1,800	1,800	1,900	1,900
19	2,000	2,000	1,600	1,800	1,800	1,900	1,900
20	2,000	2,000	1,600	1,800	1,800	1,900	1,900
21	1,900	1,900	1,400	1,500	1,500	1,700	1,700
22	1,800	1,800	1,200	1,500	1,500	1,600	1,600
23	2,000	2,000	1,400	1,300	1,300	1,800	1,800
24	1,700	1,700	1,300	1,300	1,300	1,600	1,600

	7/16/2005	7/17/2005	7/18/2005	7/19/2005	7/20/2005	7/21/2005	7/22/2005	7/23/2005
1	1,300	1,400	1,200	1,300	1,300	1,800	1,300	1,400
2	1,100	1,300	1,100	1,100	1,100	1,700	1,100	1,100
3	1,000	1,200	1,000	1,000	1,100	1,500	1,000	1,100
4	1,000	1,150	1,000	1,000	1,000	1,500	1,000	1,100
5	1,000	1,200	1,000	1,000	1,000	1,500	1,000	1,100
6	1,000	1,200	1,000	1,000	1,000	1,500	1,000	1,100
7	700	950	900	1,000	1,000	1,200	700	800
8	700	1,100	1,000	1,000	1,000	1,400	700	900
9	1,200	1,400	1,200	1,100	1,000	1,600	1,200	1,100
10	1,300	1,700	1,200	1,400	1,500	2,200	1,300	1,200
11	1,500	1,800	1,400	1,600	1,600	2,200	1,500	1,300
12	1,600	1,900	1,400	1,700	1,800	2,200	1,600	1,400
13	1,800	2,000	1,600	1,700	1,900	2,200	1,700	1,500
14	1,900	2,100	1,600	1,800	2,100	2,200	1,800	1,500

	7/24/2005	7/25/2005	7/26/2005	7/27/2005	7/28/2005	7/29/2005	7/30/2005	7/31/2005
1	1,200	1,200	1,300	1,300	1,300	1,300	1,200	1,200
2	1,100	1,100	1,100	1,200	1,100	1,100	1,100	1,100
3	1,100	1,000	1,000	1,100	1,000	1,000	1,100	1,100
4	1,100	1,000	1,000	1,100	1,000	1,000	1,100	1,100
5	1,100	1,000	1,000	1,100	1,000	1,000	1,100	1,100
6	1,100	1,000	1,000	1,100	1,000	1,000	1,100	1,100
7	800	900	1,000	1,100	700	700	800	800
8	900	1,000	1,000	1,100	700	700	900	900
9	1,100	1,200	1,100	1,300	1,200	1,200	1,100	1,100
10	1,200	1,200	1,400	1,500	1,300	1,300	1,200	1,200
11	1,300	1,400	1,600	1,800	1,500	1,500	1,300	1,300
12	1,400	1,400	1,700	1,900	1,600	1,600	1,400	1,400
13	1,500	1,600	1,700	2,000	1,700	1,700	1,700	1,700
14	1,500	1,600	1,800	2,100	1,800	1,800	1,800	1,800

Scheduled Energy

15	1,900	2,200	1,600	1,800	2,200	2,200	1,800	1,500
16	1,900	2,200	1,600	1,800	2,200	2,200	1,800	1,500
17	1,900	2,200	1,600	1,800	2,200	2,200	1,800	1,500
18	1,900	2,200	1,600	1,800	2,200	2,100	1,800	1,500
19	1,900	2,000	1,600	1,800	2,200	2,000	1,800	1,500
20	1,900	2,000	1,600	1,800	2,200	1,800	1,800	1,500
21	1,700	2,000	1,400	1,500	2,200	1,800	1,600	1,300
22	1,600	1,900	1,200	1,500	2,000	1,800	1,600	1,300
23	1,800	2,000	1,400	1,300	1,900	1,900	1,800	1,300
24	1,600	1,500	1,300	1,300	1,800	1,700	1,600	1,300

15	1,500	1,600	1,800	2,100	1,800	1,800	1,800	1,800
16	1,500	1,600	1,800	2,100	1,800	1,800	1,800	1,800
17	1,500	1,600	1,800	2,200	1,800	1,800	1,800	1,800
18	1,500	1,600	1,800	2,200	1,800	1,800	1,800	1,800
19	1,500	1,600	1,800	2,200	1,800	1,800	1,800	1,800
20	1,500	1,600	1,800	2,100	1,800	1,800	1,700	1,700
21	1,300	1,400	1,500	2,100	1,600	1,600	1,600	1,600
22	1,300	1,200	1,500	2,000	1,600	1,600	1,600	1,600
23	1,300	1,400	1,300	1,800	1,800	1,800	1,700	1,700
24	1,300	1,300	1,300	1,600	1,600	1,600	1,500	1,500

SAMPLE - In the event of any conflict between this Appendix 5 and the terms of this Power Purchase Agreement, the terms of this Power Purchase Agreement shall govern

Sched Energy Less Tier 2 Energy

	7/1/2005	7/2/2005	7/3/2005	7/4/2005	7/5/2005	7/6/2005	7/7/2005	7/8/2005
1	1,250	1,250	1,400	1,400	1,600	1,400	1,400	1,800
2	1,100	1,100	1,300	1,300	1,500	1,300	1,300	1,700
3	1,050	1,050	1,200	1,300	1,300	1,300	1,200	1,500
4	1,050	1,050	1,150	1,300	1,200	1,200	1,150	1,500
5	1,050	1,050	1,200	1,200	1,200	1,200	1,200	1,500
6	1,050	1,050	1,200	1,100	1,200	1,100	1,200	1,500
7	800	800	950	1,100	1,200	1,000	950	1,200
8	1,000	1,000	1,100	1,200	1,200	1,100	1,100	1,500
9	1,200	1,200	1,400	1,400	1,400	1,300	1,400	1,800
10	1,400	1,400	1,700	1,700	1,700	1,600	1,700	2,100
11	1,500	1,500	1,800	1,900	1,900	1,800	1,800	2,300
12	1,650	1,650	1,900	2,100	2,100	2,000	1,900	2,300
13	1,750	1,750	2,000	2,150	2,200	2,100	2,000	2,300
14	1,800	1,800	2,100	2,300	2,200	2,200	2,100	2,300
15	1,850	1,850	2,200	2,300	2,300	2,200	2,200	2,300
16	1,950	1,950	2,200	2,300	2,300	2,300	2,200	2,300
17	1,950	1,950	2,200	2,300	2,300	2,300	2,200	2,300
18	1,950	1,950	2,200	2,300	2,300	2,300	2,200	2,100
19	1,900	1,900	2,000	2,200	2,300	2,300	2,000	2,000
20	1,800	1,800	2,000	2,100	2,300	2,300	2,000	1,800
21	1,700	1,700	2,000	2,000	2,200	2,100	2,000	1,800
22	1,600	1,600	1,900	1,900	2,100	2,150	1,900	1,800
23	1,800	1,800	2,000	1,800	1,900	2,050	2,000	1,900
24	1,500	1,500	1,500	1,700	1,600	1,800	1,500	1,700

	7/9/2005	7/10/2005	7/11/2005	7/12/2005	7/13/2005	7/14/2005	7/15/2005
1	1,500	1,500	1,200	1,300	1,300	1,300	1,300
2	1,500	1,500	1,100	1,100	1,100	1,100	1,100
3	1,300	1,300	1,000	1,000	1,000	1,000	1,000
4	1,300	1,300	1,000	1,000	1,000	1,000	1,000
5	1,300	1,300	1,000	1,000	1,000	1,000	1,000
6	1,300	1,300	1,000	1,000	1,000	1,000	1,000
7	1,000	1,000	900	1,000	1,000	700	700
8	1,000	1,000	1,000	1,000	1,000	700	700
9	1,300	1,300	1,200	1,100	1,100	1,200	1,200
10	1,700	1,700	1,200	1,400	1,400	1,300	1,300
11	1,900	1,900	1,400	1,600	1,600	1,500	1,500
12	2,000	2,000	1,400	1,700	1,700	1,600	1,600
13	2,000	2,000	1,600	1,700	1,700	1,800	1,800
14	2,000	2,000	1,600	1,800	1,800	1,900	1,900
15	2,000	2,000	1,600	1,800	1,800	1,900	1,900
16	2,000	2,000	1,600	1,800	1,800	1,900	1,900
17	2,000	2,000	1,600	1,800	1,800	1,900	1,900
18	2,000	2,000	1,600	1,800	1,800	1,900	1,900
19	2,000	2,000	1,600	1,800	1,800	1,900	1,900
20	2,000	2,000	1,600	1,800	1,800	1,900	1,900
21	1,900	1,900	1,400	1,500	1,500	1,700	1,700
22	1,800	1,800	1,200	1,500	1,500	1,600	1,600
23	2,000	2,000	1,400	1,300	1,300	1,800	1,800
24	1,700	1,700	1,300	1,300	1,300	1,600	1,600

	7/16/2005	7/17/2005	7/18/2005	7/19/2005	7/20/2005	7/21/2005	7/22/2005	7/23/2005
1	1,300	1,400	1,200	1,300	1,300	1,800	1,300	1,400
2	1,100	1,300	1,100	1,100	1,100	1,700	1,100	1,100
3	1,000	1,200	1,000	1,000	1,100	1,500	1,000	1,100
4	1,000	1,150	1,000	1,000	1,000	1,500	1,000	1,100
5	1,000	1,200	1,000	1,000	1,000	1,500	1,000	1,100
6	1,000	1,200	1,000	1,000	1,000	1,500	1,000	1,100
7	700	950	900	1,000	1,000	1,200	700	800
8	700	1,100	1,000	1,000	1,000	1,400	700	900
9	1,200	1,400	1,200	1,100	1,000	1,600	1,200	1,100
10	1,300	1,700	1,200	1,400	1,500	2,200	1,300	1,200
11	1,500	1,800	1,400	1,600	1,600	2,200	1,500	1,300
12	1,600	1,900	1,400	1,700	1,800	2,200	1,600	1,400
13	1,800	2,000	1,600	1,700	1,900	2,200	1,700	1,500
14	1,900	2,100	1,600	1,800	2,100	2,200	1,800	1,500

	7/24/2005	7/25/2005	7/26/2005	7/27/2005	7/28/2005	7/29/2005	7/30/2005	7/31/2005
1	1,200	1,200	1,300	1,300	1,300	1,300	1,200	1,200
2	1,100	1,100	1,100	1,200	1,100	1,100	1,100	1,100
3	1,100	1,000	1,000	1,100	1,000	1,000	1,100	1,100
4	1,100	1,000	1,000	1,100	1,000	1,000	1,100	1,100
5	1,100	1,000	1,000	1,100	1,000	1,000	1,100	1,100
6	1,100	1,000	1,000	1,100	1,000	1,000	1,100	1,100
7	800	900	1,000	1,100	700	700	800	800
8	900	1,000	1,000	1,100	700	700	900	900
9	1,100	1,200	1,100	1,300	1,200	1,200	1,100	1,100
10	1,200	1,200	1,400	1,500	1,300	1,300	1,200	1,200
11	1,300	1,400	1,600	1,800	1,500	1,500	1,300	1,300
12	1,400	1,400	1,700	1,900	1,600	1,600	1,400	1,400
13	1,500	1,600	1,700	2,000	1,700	1,700	1,700	1,700
14	1,500	1,600	1,800	2,100	1,800	1,800	1,800	1,800

Sched Energy Less Tier 2 Energy

15	1,900	2,200	1,600	1,800	2,200	2,200	1,800	1,500
16	1,900	2,200	1,600	1,800	2,200	2,200	1,800	1,500
17	1,900	2,200	1,600	1,800	2,200	2,200	1,800	1,500
18	1,900	2,200	1,600	1,800	2,200	2,100	1,800	1,500
19	1,900	2,000	1,600	1,800	2,200	2,000	1,800	1,500
20	1,900	2,000	1,600	1,800	2,200	1,800	1,800	1,500
21	1,700	2,000	1,400	1,500	2,200	1,800	1,600	1,300
22	1,600	1,900	1,200	1,500	2,000	1,800	1,600	1,300
23	1,800	2,000	1,400	1,300	1,900	1,900	1,800	1,300
24	1,600	1,500	1,300	1,300	1,800	1,700	1,600	1,300

15	1,500	1,600	1,800	2,100	1,800	1,800	1,800	1,800
16	1,500	1,600	1,800	2,100	1,800	1,800	1,800	1,800
17	1,500	1,600	1,800	2,200	1,800	1,800	1,800	1,800
18	1,500	1,600	1,800	2,200	1,800	1,800	1,800	1,800
19	1,500	1,600	1,800	2,200	1,800	1,800	1,800	1,800
20	1,500	1,600	1,800	2,100	1,800	1,800	1,700	1,700
21	1,300	1,400	1,500	2,100	1,600	1,600	1,600	1,600
22	1,300	1,200	1,500	2,000	1,600	1,600	1,600	1,600
23	1,300	1,400	1,300	1,800	1,800	1,800	1,700	1,700
24	1,300	1,300	1,300	1,600	1,600	1,600	1,500	1,500

SAMPLE - In the event of any conflict between this Appendix 5 and the terms of this Power Purchase Agreement, the terms of this Power Purchase Agreement shall govern

Bandwidth Allowance

	7/1/2005	7/2/2005	7/3/2005	7/4/2005	7/5/2005	7/6/2005	7/7/2005	7/8/2005
1	125	125	140	140	160	140	140	180
2	110	110	130	130	150	130	130	170
3	105	105	120	130	130	130	120	150
4	105	105	115	130	120	120	115	150
5	105	105	120	120	120	120	120	150
6	105	105	120	110	120	110	120	150
7	80	80	95	110	120	100	95	120
8	100	100	110	120	120	110	110	150
9	120	120	140	140	140	130	140	180
10	140	140	170	170	170	160	170	210
11	150	150	180	190	190	180	180	230
12	165	165	190	210	210	200	190	230
13	175	175	200	215	220	210	200	230
14	180	180	210	230	220	220	210	230
15	185	185	220	230	230	220	220	230
16	195	195	220	230	230	230	220	230
17	195	195	220	230	230	230	220	230
18	195	195	220	230	230	230	220	210
19	190	190	200	220	230	230	200	200
20	180	180	200	210	230	230	200	180
21	170	170	200	200	220	210	200	180
22	160	160	190	190	210	215	190	180
23	180	180	200	180	190	205	200	190
24	150	150	150	170	160	180	150	170

	7/9/2005	7/10/2005	7/11/2005	7/12/2005	7/13/2005	7/14/2005	7/15/2005
1	150	150	120	130	130	130	130
2	150	150	110	110	110	110	110
3	130	130	100	100	100	100	100
4	130	130	100	100	100	100	100
5	130	130	100	100	100	100	100
6	130	130	100	100	100	100	100
7	100	100	90	100	100	70	70
8	100	100	100	100	100	70	70
9	130	130	120	110	110	120	120
10	170	170	120	140	140	130	130
11	190	190	140	160	160	150	150
12	200	200	140	170	170	160	160
13	200	200	160	170	170	180	180
14	200	200	160	180	180	190	190
15	200	200	160	180	180	190	190
16	200	200	160	180	180	190	190
17	200	200	160	180	180	190	190
18	200	200	160	180	180	190	190
19	200	200	160	180	180	190	190
20	200	200	160	180	180	190	190
21	190	190	140	150	150	170	170
22	180	180	120	150	150	160	160
23	200	200	140	130	130	180	180
24	170	170	130	130	130	160	160

	7/16/2005	7/17/2005	7/18/2005	7/19/2005	7/20/2005	7/21/2005	7/22/2005	7/23/2005
1	130	140	120	130	130	180	130	140
2	110	130	110	110	110	170	110	110
3	100	120	100	100	110	150	100	110
4	100	115	100	100	100	150	100	110
5	100	120	100	100	100	150	100	110
6	100	120	100	100	100	150	100	110
7	70	95	90	100	100	120	70	80
8	70	110	100	100	100	140	70	90
9	120	140	120	110	100	160	120	110
10	130	170	120	140	150	220	130	120
11	150	180	140	160	160	220	150	130
12	160	190	140	170	180	220	160	140
13	180	200	160	170	190	220	170	150
14	190	210	160	180	210	220	180	150

	7/24/2005	7/25/2005	7/26/2005	7/27/2005	7/28/2005	7/29/2005	7/30/2005	7/31/2005
1	120	120	130	130	130	130	120	120
2	110	110	110	120	110	110	110	110
3	110	100	100	110	100	100	110	110
4	110	100	100	110	100	100	110	110
5	110	100	100	110	100	100	110	110
6	110	100	100	110	100	100	110	110
7	80	90	100	110	70	70	80	80
8	90	100	100	110	70	70	90	90
9	110	120	110	130	120	120	110	110
10	120	120	140	150	130	130	120	120
11	130	140	160	180	150	150	130	130
12	140	140	170	190	160	160	140	140
13	150	160	170	200	170	170	170	170
14	150	160	180	210	180	180	180	180

Bandwidth Allowance

15	190	220	160	180	220	220	180	150
16	190	220	160	180	220	220	180	150
17	190	220	160	180	220	220	180	150
18	190	220	160	180	220	210	180	150
19	190	200	160	180	220	200	180	150
20	190	200	160	180	220	180	180	150
21	170	200	140	150	220	180	160	130
22	160	190	120	150	200	180	160	130
23	180	200	140	130	190	190	180	130
24	160	150	130	130	180	170	160	130

15	150	160	180	210	180	180	180	180
16	150	160	180	210	180	180	180	180
17	150	160	180	220	180	180	180	180
18	150	160	180	220	180	180	180	180
19	150	160	180	220	180	180	180	180
20	150	160	180	210	180	180	170	170
21	130	140	150	210	160	160	160	160
22	130	120	150	200	160	160	160	160
23	130	140	130	180	180	180	170	170
24	130	130	130	160	160	160	150	150

SAMPLE - In the event of any conflict between this Appendix 5 and the terms of this Power Purchase Agreement, the terms of this Power Purchase Agreement shall govern

Overscheduled Energy

	7/1/2005	7/2/2005	7/3/2005	7/4/2005	7/5/2005	7/6/2005	7/7/2005	7/8/2005
1	0	0	0	0	0	0	0	0
2	0	0	0	0	0	0	0	0
3	0	0	0	0	0	0	0	0
4	0	0	0	0	0	0	0	0
5	0	0	0	0	0	0	0	0
6	0	0	0	0	0	0	0	0
7	0	0	0	0	0	0	0	0
8	0	0	0	0	0	0	0	0
9	0	0	0	0	0	0	0	0
10	0	0	0	0	0	0	0	0
11	0	0	0	0	0	0	0	16
12	0	0	0	0	0	0	0	0
13	0	0	0	0	0	0	0	0
14	0	0	0	0	0	0	0	0
15	0	0	0	0	0	0	0	0
16	0	0	0	0	0	0	0	0
17	0	0	0	0	0	0	0	0
18	0	0	0	0	0	0	0	0
19	0	0	0	0	0	0	0	0
20	0	0	0	0	0	0	0	0
21	0	0	0	0	0	0	0	0
22	0	0	0	0	0	0	0	0
23	0	0	0	0	0	0	0	0
24	0	0	0	0	0	0	0	0

	7/9/2005	7/10/2005	7/11/2005	7/12/2005	7/13/2005	7/14/2005	7/15/2005
1	0	0	0	0	101	28	0
2	0	0	0	0	14	0	0
3	0	0	0	0	0	0	0
4	0	0	0	0	34	0	0
5	0	0	0	0	88	0	0
6	0	0	0	0	127	0	0
7	0	0	0	0	144	0	0
8	0	0	0	0	28	0	0
9	0	0	0	0	0	0	0
10	0	137	0	0	71	0	0
11	0	223	0	0	109	0	0
12	0	206	0	0	76	0	0
13	0	138	0	0	0	0	0
14	0	67	0	0	0	0	0
15	0	15	0	0	0	0	0
16	0	25	0	0	0	0	0
17	0	38	0	0	0	0	0
18	0	122	0	0	0	0	0
19	0	214	0	0	0	0	0
20	0	294	0	2	0	0	0
21	0	240	0	0	0	0	0
22	0	196	0	0	0	0	0
23	0	212	0	0	0	0	0
24	0	162	0	0	0	0	0

	7/16/2005	7/17/2005	7/18/2005	7/19/2005	7/20/2005	7/21/2005	7/22/2005	7/23/2005
1	0	0	0	0	0	0	0	92
2	0	0	0	0	0	20	0	0
3	0	0	0	0	0	0	0	0
4	0	0	0	0	0	30	0	0
5	0	0	0	0	0	63	0	0
6	0	0	0	0	0	10	0	0
7	0	0	0	0	0	0	0	0
8	0	0	0	0	0	0	0	0
9	0	0	0	0	0	0	0	0
10	0	0	0	0	0	323	0	0
11	0	0	0	0	0	186	0	0
12	0	0	0	0	0	74	0	0
13	0	0	11	0	0	0	9	0
14	0	0	1	0	0	0	44	0

	7/24/2005	7/25/2005	7/26/2005	7/27/2005	7/28/2005	7/29/2005	7/30/2005	7/31/2005
1	0	0	0	0	0	0	0	0
2	0	0	0	0	0	0	0	0
3	2	0	0	0	0	0	0	0
4	10	0	0	0	0	0	0	0
5	24	0	0	0	0	0	0	0
6	0	0	0	0	0	0	0	0
7	0	4	0	0	0	0	0	0
8	0	0	0	0	0	0	0	0
9	0	0	0	0	0	0	0	0
10	0	0	0	0	0	0	0	0
11	0	0	0	0	0	0	0	0
12	0	0	0	0	0	0	0	0
13	0	0	0	0	0	0	0	0
14	0	0	0	0	9	0	0	0

Overscheduled Energy

15	0	0	0	0	0	0	38	0
16	0	0	0	0	0	0	59	0
17	0	0	0	0	0	0	74	0
18	0	0	0	0	0	0	127	0
19	0	0	38	0	0	0	199	0
20	0	0	107	0	0	0	287	0
21	0	0	0	0	0	0	114	0
22	0	0	0	0	0	16	133	0
23	0	0	0	0	0	5	167	0
24	0	0	0	0	0	65	181	0

15	0	0	0	0	10	0	0	0
16	0	0	0	0	11	0	0	0
17	0	0	0	0	0	0	0	0
18	0	0	0	0	0	0	0	0
19	0	0	0	0	47	0	0	0
20	0	0	0	0	132	7	0	0
21	0	0	0	0	0	0	0	0
22	0	0	0	0	0	0	0	0
23	0	0	0	0	43	12	0	0
24	0	0	0	0	69	49	0	0

SAMPLE - In the event of any conflict between this Appendix 5 and the terms of this Power Purchase Agreement, the terms of this Power Purchase Agreement shall govern

Supplemental Energy

	7/1/2005	7/2/2005	7/3/2005	7/4/2005	7/5/2005	7/6/2005	7/7/2005	7/8/2005
1	0	79	41	140	0	115	140	0
2	27	103	21	130	0	77	130	0
3	8	95	31	46	35	0	120	67
4	0	31	18	0	72	0	115	8
5	0	18	0	8	4	0	120	4
6	0	38	0	71	0	0	120	33
7	29	46	0	31	0	51	95	108
8	17	58	87	45	50	58	110	48
9	16	72	24	74	70	65	140	0
10	0	49	0	18	37	0	100	0
11	44	126	0	12	5	0	165	0
12	2	90	0	0	0	0	190	0
13	0	106	3	25	0	0	200	0
14	14	148	12	0	25	0	210	31
15	20	166	0	19	0	0	216	5
16	1	92	0	27	46	0	220	0
17	13	58	0	12	73	0	220	0
18	0	9	0	0	54	7	220	0
19	0	15	89	0	0	0	200	0
20	0	10	0	0	0	0	200	68
21	13	52	0	18	0	69	200	46
22	61	137	0	2	0	0	190	33
23	0	0	0	55	0	0	200	50
24	20	92	150	13	61	0	150	31

	7/9/2005	7/10/2005	7/11/2005	7/12/2005	7/13/2005	7/14/2005	7/15/2005
1	61	58	14	0	0	0	130
2	0	0	33	27	0	0	110
3	56	7	63	41	0	0	100
4	0	0	24	0	0	0	100
5	0	0	46	0	0	0	100
6	4	0	51	0	0	0	100
7	94	52	0	0	0	70	70
8	100	100	0	77	0	70	70
9	130	1	0	110	0	8	120
10	0	0	87	3	0	16	130
11	0	0	0	0	0	10	150
12	0	0	14	0	0	23	160
13	0	0	0	53	0	0	180
14	0	0	0	1	0	0	171
15	44	0	16	0	0	17	177
16	134	0	71	0	0	64	190
17	117	0	80	0	10	31	190
18	95	0	74	0	4	137	190
19	40	0	0	0	0	13	190
20	0	0	0	0	0	0	55
21	0	0	35	45	133	50	169
22	0	0	120	14	124	126	160
23	0	0	140	91	130	21	37
24	0	0	46	0	0	11	0

	7/16/2005	7/17/2005	7/18/2005	7/19/2005	7/20/2005	7/21/2005	7/22/2005	7/23/2005
1	128	56	120	0	0	0	37	0
2	110	36	110	0	45	0	110	0
3	100	51	100	8	0	0	100	0
4	100	49	100	1	34	0	100	0
5	100	0	100	0	14	0	100	0
6	100	23	100	0	0	0	100	0
7	70	30	90	0	0	0	70	5
8	70	96	100	39	35	0	70	75
9	120	0	120	81	100	0	9	7
10	130	0	120	0	0	0	33	0
11	117	0	28	0	61	0	0	0
12	138	0	55	0	70	0	0	0
13	32	0	0	0	87	0	0	0
14	44	0	0	0	0	0	0	0

	7/24/2005	7/25/2005	7/26/2005	7/27/2005	7/28/2005	7/29/2005	7/30/2005	7/31/2005
1	0	0	0	81	130	0	54	120
2	0	5	2	40	110	42	68	110
3	0	48	43	77	100	80	0	62
4	0	14	0	40	100	43	0	29
5	0	2	0	15	100	55	0	25
6	0	54	0	0	100	100	6	78
7	0	0	0	0	70	70	30	80
8	24	0	33	54	70	70	90	90
9	0	0	110	68	120	0	78	110
10	0	58	20	91	89	0	120	120
11	5	0	0	0	0	0	130	130
12	0	75	15	58	0	0	140	140
13	0	0	135	24	0	0	0	170
14	15	42	106	0	0	0	0	153

Supplemental Energy

15	71	0	0	0	0	0	0	0
16	139	11	0	68	30	0	0	18
17	174	96	0	139	82	0	0	55
18	174	109	0	180	82	0	0	34
19	109	200	0	133	54	0	0	0
20	0	126	0	51	0	0	0	0
21	122	31	0	150	0	0	0	47
22	146	132	120	150	135	0	0	31
23	49	82	111	130	50	0	0	130
24	14	150	16	97	0	0	0	0

15	37	123	169	34	0	0	6	180
16	71	150	180	78	0	0	54	180
17	90	159	180	5	0	0	64	180
18	67	148	180	2	0	0	71	180
19	46	46	180	0	0	0	7	180
20	0	0	104	0	0	0	0	170
21	130	95	150	9	0	0	63	160
22	111	120	150	33	0	0	8	160
23	130	140	130	40	0	0	16	170
24	30	104	130	38	0	0	0	150

SAMPLE - In the event of any conflict between this Appendix 5 and the terms of this Power Purchase Agreement, the terms of this Power Purchase Agreement shall govern

Underscheduled Energy

	7/1/2005	7/2/2005	7/3/2005	7/4/2005	7/5/2005	7/6/2005	7/7/2005	7/8/2005
1	0	0	0	19	0	0	62	0
2	0	0	0	0	0	0	51	0
3	0	0	0	0	0	0	157	0
4	0	0	0	0	0	0	111	0
5	0	0	0	0	0	0	41	0
6	0	0	0	0	0	0	78	0
7	0	0	0	0	0	0	159	0
8	0	0	0	0	0	0	237	0
9	0	0	0	0	0	0	136	0
10	0	0	0	0	0	0	0	0
11	0	0	0	0	0	0	0	0
12	0	0	0	0	0	0	31	0
13	0	0	0	0	0	0	39	0
14	0	0	0	0	0	0	44	0
15	0	0	0	0	0	0	0	0
16	0	0	0	0	0	0	25	0
17	0	0	0	0	0	0	40	0
18	0	0	0	0	0	0	42	0
19	0	0	0	0	0	0	186	0
20	0	0	0	0	0	0	45	0
21	0	0	0	0	0	0	16	0
22	0	0	0	0	0	0	78	0
23	0	0	0	0	0	0	12	0
24	0	0	71	0	0	0	302	0

	7/9/2005	7/10/2005	7/11/2005	7/12/2005	7/13/2005	7/14/2005	7/15/2005
1	0	0	0	0	0	0	35
2	0	0	0	0	0	0	170
3	0	0	0	0	0	0	198
4	0	0	0	0	0	0	183
5	0	0	0	0	0	0	167
6	0	0	0	0	0	0	270
7	0	0	0	0	0	13	386
8	191	59	0	0	0	228	586
9	63	0	0	25	0	0	177
10	0	0	0	0	0	0	202
11	0	0	0	0	0	0	132
12	0	0	0	0	0	0	112
13	0	0	0	0	0	0	4
14	0	0	0	0	0	0	0
15	0	0	0	0	0	0	0
16	0	0	0	0	0	0	37
17	0	0	0	0	0	0	84
18	0	0	0	0	0	0	66
19	0	0	0	0	0	0	4
20	0	0	0	0	0	0	0
21	0	0	0	0	0	0	0
22	0	0	73	0	0	0	58
23	0	0	6	0	18	0	0
24	0	0	0	0	0	0	0

	7/16/2005	7/17/2005	7/18/2005	7/19/2005	7/20/2005	7/21/2005	7/22/2005	7/23/2005
1	0	0	358	0	0	0	0	0
2	123	0	323	0	0	0	53	0
3	90	0	322	0	0	0	76	0
4	31	0	272	0	0	0	20	0
5	17	0	231	0	0	0	7	0
6	59	0	287	0	0	0	69	0
7	124	0	189	0	0	0	143	0
8	374	0	184	0	0	0	291	0
9	15	0	50	0	144	0	0	0
10	18	0	92	0	0	0	0	0
11	0	0	0	0	0	0	0	0
12	0	0	0	0	0	0	0	0
13	0	0	0	0	0	0	0	0
14	0	0	0	0	0	0	0	0

	7/24/2005	7/25/2005	7/26/2005	7/27/2005	7/28/2005	7/29/2005	7/30/2005	7/31/2005
1	0	0	0	0	64	0	0	40
2	0	0	0	0	175	0	0	44
3	0	0	0	0	212	0	0	0
4	0	0	0	0	176	0	0	0
5	0	0	0	0	154	0	0	0
6	0	0	0	0	214	28	0	0
7	0	0	0	0	316	92	0	49
8	0	0	0	0	446	248	13	106
9	0	0	5	0	4	0	0	83
10	0	0	0	0	0	0	14	170
11	0	0	0	0	0	0	49	207
12	0	0	0	0	0	0	36	284
13	0	0	0	0	0	0	0	12
14	0	0	0	0	0	0	0	0

Underscheduled Energy

15	0	0	0	0	0	0	0	0
16	0	0	0	0	0	0	0	0
17	0	0	0	0	0	0	0	0
18	0	0	0	3	0	0	0	0
19	0	29	0	0	0	0	0	0
20	0	0	0	0	0	0	0	0
21	0	0	0	154	0	0	0	0
22	0	0	37	126	0	0	0	0
23	0	0	0	160	0	0	0	45
24	0	167	0	0	0	0	0	0

15	0	0	0	0	0	0	0	17
16	0	0	64	0	0	0	0	104
17	0	0	120	0	0	0	0	156
18	0	0	96	0	0	0	0	132
19	0	0	20	0	0	0	0	57
20	0	0	0	0	0	0	0	41
21	2	0	242	0	0	0	0	117
22	0	145	189	0	0	0	0	39
23	102	39	242	0	0	0	0	31
24	0	0	55	0	0	0	0	13

SAMPLE - In the event of any conflict between this Appendix 5 and the terms of this Power Purchase Agreement, the terms of this Power Purchase Agreement shall govern

12(c) Supp. Charges

	7/1/2005	7/2/2005	7/3/2005	7/4/2005	7/5/2005	7/6/2005	7/7/2005	7/8/2005
1	$—	$2,370	$1,230	$4,200	$—	$3,450	$4,200	$—
2	$810	$3,090	$630	$3,900	$—	$2,310	$3,900	$—
3	$240	$2,850	$930	$1,380	$1,050	$—	$3,600	$2,010
4	$—	$930	$540	$—	$2,160	$—	$3,450	$240
5	$—	$540	$—	$240	$120	$—	$3,600	$120
6	$—	$1,140	$—	$2,130	$—	$—	$3,600	$990
7	$870	$1,380	$—	$930	$—	$1,530	$2,850	$3,240
8	$510	$1,740	$2,610	$1,350	$1,500	$1,740	$3,300	$1,440
9	$480	$2,160	$720	$2,220	$2,100	$1,950	$4,200	$—
10	$—	$1,470	$—	$540	$1,110	$—	$3,000	$—
11	$1,320	$3,780	$—	$360	$150	$—	$4,950	$—
12	$60	$2,700	$—	$—	$—	$—	$5,700	$—
13	$—	$3,180	$90	$750	$—	$—	$6,000	$—
14	$420	$4,440	$360	$—	$750	$—	$6,300	$930
15	$600	$4,980	$—	$570	$—	$—	$6,480	$150
16	$30	$2,760	$—	$810	$1,380	$—	$6,600	$—
17	$390	$1,740	$—	$360	$2,190	$—	$6,600	$—
18	$—	$270	$—	$—	$1,620	$210	$6,600	$—
19	$—	$450	$2,670	$—	$—	$—	$6,000	$—
20	$—	$300	$—	$—	$—	$—	$6,000	$2,040
21	$390	$1,560	$—	$540	$—	$2,070	$6,000	$1,380
22	$1,830	$4,110	$—	$60	$—	$—	$5,700	$990
23	$—	$—	$—	$1,650	$—	$—	$6,000	$1,500
24	$600	$2,760	$4,500	$390	$1,830	$—	$4,500	$930

	7/9/2005	7/10/2005	7/11/2005	7/12/2005	7/13/2005	7/14/2005	7/15/2005
1	$1,830	$1,740	$420	$—	$—	$—	$3,900
2	$—	$—	$990	$810	$—	$—	$3,300
3	$1,680	$210	$1,890	$1,230	$—	$—	$3,000
4	$—	$—	$720	$—	$—	$—	$3,000
5	$—	$—	$1,380	$—	$—	$—	$3,000
6	$120	$—	$1,530	$—	$—	$—	$3,000
7	$2,820	$1,560	$—	$—	$—	$2,100	$2,100
8	$3,000	$3,000	$—	$2,310	$—	$2,100	$2,100
9	$3,900	$30	$—	$3,300	$—	$240	$3,600
10	$—	$—	$2,610	$90	$—	$480	$3,900
11	$—	$—	$—	$—	$—	$300	$4,500
12	$—	$—	$420	$—	$—	$690	$4,800
13	$—	$—	$—	$1,590	$—	$—	$5,400
14	$—	$—	$—	$30	$—	$—	$5,130
15	$1,320	$—	$480	$—	$—	$510	$5,310
16	$4,020	$—	$2,130	$—	$—	$1,920	$5,700
17	$3,510	$—	$2,400	$—	$300	$930	$5,700
18	$2,850	$—	$2,220	$—	$120	$4,110	$5,700
19	$1,200	$—	$—	$—	$—	$390	$5,700
20	$—	$—	$—	$—	$—	$—	$1,650
21	$—	$—	$1,050	$1,350	$3,990	$1,500	$5,070
22	$—	$—	$3,600	$420	$3,720	$3,780	$4,800
23	$—	$—	$4,200	$2,730	$3,900	$630	$1,110
24	$—	$—	$1,380	$—	$—	$330	$—

	7/16/2005	7/17/2005	7/18/2005	7/19/2005	7/20/2005	7/21/2005	7/22/2005	7/23/2005
1	$3,840	$1,680	$3,600	$—	$—	$—	$1,110	$—
2	$3,300	$1,080	$3,300	$—	$1,350	$—	$3,300	$—
3	$3,000	$1,530	$3,000	$240	$—	$—	$3,000	$—
4	$3,000	$1,470	$3,000	$30	$1,020	$—	$3,000	$—
5	$3,000	$—	$3,000	$—	$420	$—	$3,000	$—
6	$3,000	$690	$3,000	$—	$—	$—	$3,000	$—
7	$2,100	$900	$2,700	$—	$—	$—	$2,100	$150
8	$2,100	$2,880	$3,000	$1,170	$1,050	$—	$2,100	$2,250
9	$3,600	$—	$3,600	$2,430	$3,000	$—	$270	$210
10	$3,900	$—	$3,600	$—	$—	$—	$990	$—
11	$3,510	$—	$840	$—	$1,830	$—	$—	$—
12	$4,140	$—	$1,650	$—	$2,100	$—	$—	$—
13	$960	$—	$—	$—	$2,610	$—	$—	$—
14	$1,320	$—	$—	$—	$—	$—	$—	$—

	7/24/2005	7/25/2005	7/26/2005	7/27/2005	7/28/2005	7/29/2005	7/30/2005	7/31/2005
1	$—	$—	$—	$2,430	$3,900	$—	$1,620	$3,600
2	$—	$150	$60	$1,200	$3,300	$1,260	$2,040	$3,300
3	$—	$1,440	$1,290	$2,310	$3,000	$2,400	$—	$1,860
4	$—	$420	$—	$1,200	$3,000	$1,290	$—	$870
5	$—	$60	$—	$450	$3,000	$1,650	$—	$750
6	$—	$1,620	$—	$—	$3,000	$3,000	$180	$2,340
7	$—	$—	$—	$—	$2,100	$2,100	$900	$2,400
8	$720	$—	$990	$1,620	$2,100	$2,100	$2,700	$2,700
9	$—	$—	$3,300	$2,040	$3,600	$—	$2,340	$3,300
10	$—	$1,740	$600	$2,730	$2,670	$—	$3,600	$3,600
11	$150	$—	$—	$—	$—	$—	$3,900	$3,900
12	$—	$2,250	$450	$1,740	$—	$—	$4,200	$4,200
13	$—	$—	$4,050	$720	$—	$—	$—	$5,100
14	$450	$1,260	$3,180	$—	$—	$—	$—	$4,590

12(c) Supp. Charges

15	$2,130	$—	$—	$—	$—	$—	$—	$—
16	$4,170	$330	$—	$2,040	$900	$—	$—	$540
17	$5,220	$2,880	$—	$4,170	$2,460	$—	$—	$1,650
18	$5,220	$3,270	$—	$5,400	$2,460	$—	$—	$1,020
19	$3,270	$6,000	$—	$3,990	$1,620	$—	$—	$—
20	$—	$3,780	$—	$1,530	$—	$—	$—	$—
21	$3,660	$930	$—	$4,500	$—	$—	$—	$1,410
22	$4,380	$3,960	$3,600	$4,500	$4,050	$—	$—	$930
23	$1,470	$2,460	$3,330	$3,900	$1,500	$—	$—	$3,900
24	$420	$4,500	$480	$2,910	$—	$—	$—	$—

15	$1,110	$3,690	$5,070	$1,020	$—	$—	$180	$5,400
16	$2,130	$4,500	$5,400	$2,340	$—	$—	$1,620	$5,400
17	$2,700	$4,770	$5,400	$150	$—	$—	$1,920	$5,400
18	$2,010	$4,440	$5,400	$60	$—	$—	$2,130	$5,400
19	$1,380	$1,380	$5,400	$—	$—	$—	$210	$5,400
20	$—	$—	$3,120	$—	$—	$—	$—	$5,100
21	$3,900	$2,850	$4,500	$270	$—	$—	$1,890	$4,800
22	$3,330	$3,600	$4,500	$990	$—	$—	$240	$4,800
23	$3,900	$4,200	$3,900	$1,200	$—	$—	$480	$5,100
24	$900	$3,120	$3,900	$1,140	$—	$—	$—	$4,500

SAMPLE - In the event of any conflict between this Appendix 5 and the terms of this Power Purchase Agreement, the terms of this Power Purchase Agreement shall govern

12(d)(ii) Undersch. Surcharges

	7/1/2005	7/2/2005	7/3/2005	7/4/2005	7/5/2005	7/6/2005	7/7/2005	7/8/2005
1	$—	$—	$—	$570	$—	$—	$1,860	$—
2	$—	$—	$—	$—	$—	$—	$1,530	$—
3	$—	$—	$—	$—	$—	$—	$4,710	$—
4	$—	$—	$—	$—	$—	$—	$3,330	$—
5	$—	$—	$—	$—	$—	$—	$1,230	$—
6	$—	$—	$—	$—	$—	$—	$2,340	$—
7	$—	$—	$—	$—	$—	$—	$5,018	$—
8	$—	$—	$—	$—	$—	$—	$7,190	$—
9	$—	$—	$—	$—	$—	$—	$6,480	$—
10	$—	$—	$—	$—	$—	$—	$—	$—
11	$—	$—	$—	$—	$—	$—	$—	$—
12	$—	$—	$—	$—	$—	$—	$3,322	$—
13	$—	$—	$—	$—	$—	$—	$5,300	$—
14	$—	$—	$—	$—	$—	$—	$3,091	$—
15	$—	$—	$—	$—	$—	$—	$—	$—
16	$—	$—	$—	$—	$—	$—	$1,512	$—
17	$—	$—	$—	$—	$—	$—	$1,672	$—
18	$—	$—	$—	$—	$—	$—	$1,307	$—
19	$—	$—	$—	$—	$—	$—	$4,576	$—
20	$—	$—	$—	$—	$—	$—	$1,948	$—
21	$—	$—	$—	$—	$—	$—	$741	$—
22	$—	$—	$—	$—	$—	$—	$2,781	$—
23	$—	$—	$—	$—	$—	$—	$360	$—
24	$—	$—	$2,130	$—	$—	$—	$9,060	$—

	7/9/2005	7/10/2005	7/11/2005	7/12/2005	7/13/2005	7/14/2005	7/15/2005
1	$—	$—	$—	$—	$—	$—	$1,050
2	$—	$—	$—	$—	$—	$—	$5,100
3	$—	$—	$—	$—	$—	$—	$5,940
4	$—	$—	$—	$—	$—	$—	$5,490
5	$—	$—	$—	$—	$—	$—	$5,010
6	$—	$—	$—	$—	$—	$—	$8,100
7	$—	$—	$—	$—	$—	$365	$7,972
8	$10,033	$2,833	$—	$—	$—	$5,418	$17,847
9	$3,540	$—	$—	$750	$—	$—	$6,644
10	$—	$—	$—	$—	$—	$—	$8,697
11	$—	$—	$—	$—	$—	$—	$6,284
12	$—	$—	$—	$—	$—	$—	$6,448
13	$—	$—	$—	$—	$—	$—	$243
14	$—	$—	$—	$—	$—	$—	$—
15	$—	$—	$—	$—	$—	$—	$—
16	$—	$—	$—	$—	$—	$—	$1,985
17	$—	$—	$—	$—	$—	$—	$5,294
18	$—	$—	$—	$—	$—	$—	$3,485
19	$—	$—	$—	$—	$—	$—	$101
20	$—	$—	$—	$—	$—	$—	$—
21	$—	$—	$—	$—	$—	$—	$—
22	$—	$—	$1,423	$—	$—	$—	$1,722
23	$—	$—	$180	$—	$540	$—	$—
24	$—	$—	$—	$—	$—	$—	$—

	7/16/2005	7/17/2005	7/18/2005	7/19/2005	7/20/2005	7/21/2005	7/22/2005	7/23/2005
1	$—	$—	$10,740	$—	$—	$—	$—	$—
2	$3,690	$—	$9,690	$—	$—	$—	$1,590	$—
3	$2,700	$—	$9,660	$—	$—	$—	$2,280	$—
4	$930	$—	$8,160	$—	$—	$—	$600	$—
5	$510	$—	$6,930	$—	$—	$—	$210	$—
6	$1,770	$—	$8,610	$—	$—	$—	$2,070	$—
7	$3,252	$—	$4,394	$—	$—	$—	$7,557	$—
8	$16,389	$—	$8,728	$—	$—	$—	$13,848	$—
9	$682	$—	$1,987	$—	$4,320	$—	$—	$—
10	$672	$—	$3,411	$—	$—	$—	$—	$—
11	$—	$—	$—	$—	$—	$—	$—	$—
12	$—	$—	$—	$—	$—	$—	$—	$—
13	$—	$—	$—	$—	$—	$—	$—	$—
14	$—	$—	$—	$—	$—	$—	$—	$—

	7/24/2005	7/25/2005	7/26/2005	7/27/2005	7/28/2005	7/29/2005	7/30/2005	7/31/2005
1	$—	$—	$—	$—	$1,920	$—	$—	$1,200
2	$—	$—	$—	$—	$5,250	$—	$—	$1,320
3	$—	$—	$—	$—	$6,360	$—	$—	$—
4	$—	$—	$—	$—	$5,280	$—	$—	$—
5	$—	$—	$—	$—	$4,620	$—	$—	$—
6	$—	$—	$—	$—	$6,420	$840	$—	$—
7	$—	$—	$—	$—	$11,885	$2,011	$—	$2,301
8	$—	$—	$—	$—	$28,051	$7,847	$596	$4,771
9	$—	$—	$150	$—	$197	$—	$—	$2,426
10	$—	$—	$—	$—	$—	$—	$543	$6,515
11	$—	$—	$—	$—	$—	$—	$2,487	$11,901
12	$—	$—	$—	$—	$—	$—	$1,328	$18,639
13	$—	$—	$—	$—	$—	$—	$—	$542
14	$—	$—	$—	$—	$—	$—	$—	$—

12(d)(ii) Undersch. Surcharges

15	$—	$—	$—	$—	$—	$—	$—	$—
16	$—	$—	$—	$—	$—	$—	$—	$—
17	$—	$—	$—	$—	$—	$—	$—	$—
18	$—	$—	$—	$90	$—	$—	$—	$—
19	$—	$904	$—	$—	$—	$—	$—	$—
20	$—	$—	$—	$—	$—	$—	$—	$—
21	$—	$—	$—	$4,620	$—	$—	$—	$—
22	$—	$—	$784	$3,780	$—	$—	$—	$—
23	$—	$—	$—	$4,800	$—	$—	$—	$1,350
24	$—	$5,010	$—	$—	$—	$—	$—	$—

15	$—	$—	$—	$—	$—	$—	$—	$739
16	$—	$—	$1,920	$—	$—	$—	$—	$5,670
17	$—	$—	$3,600	$—	$—	$—	$—	$6,355
18	$—	$—	$2,880	$—	$—	$—	$—	$4,983
19	$—	$—	$600	$—	$—	$—	$—	$4,000
20	$—	$—	$—	$—	$—	$—	$—	$3,378
21	$101	$—	$7,260	$—	$—	$—	$—	$8,206
22	$—	$5,321	$5,670	$—	$—	$—	$—	$1,263
23	$3,060	$1,170	$7,260	$—	$—	$—	$—	$930
24	$—	$—	$1,650	$—	$—	$—	$—	$390

SAMPLE - In the event of any conflict between this Appendix 5 and the terms of this Power Purchase Agreement, the terms of this Power Purchase Agreement shall govern

12(e) Oversch. Surcharges

	7/1/2005	7/2/2005	7/3/2005	7/4/2005	7/5/2005	7/6/2005	7/7/2005	7/8/2005
1	$—	$—	$—	$—	$—	$—	$—	$—
2	$—	$—	$—	$—	$—	$—	$—	$—
3	$—	$—	$—	$—	$—	$—	$—	$—
4	$—	$—	$—	$—	$—	$—	$—	$—
5	$—	$—	$—	$—	$—	$—	$—	$—
6	$—	$—	$—	$—	$—	$—	$—	$—
7	$—	$—	$—	$—	$—	$—	$—	$—
8	$—	$—	$—	$—	$—	$—	$—	$—
9	$—	$—	$—	$—	$—	$—	$—	$—
10	$—	$—	$—	$—	$—	$—	$—	$—
11	$—	$—	$—	$—	$—	$—	$—	$311
12	$—	$—	$—	$—	$—	$—	$—	$—
13	$—	$—	$—	$—	$—	$—	$—	$—
14	$—	$—	$—	$—	$—	$—	$—	$—
15	$—	$—	$—	$—	$—	$—	$—	$—
16	$—	$—	$—	$—	$—	$—	$—	$—
17	$—	$—	$—	$—	$—	$—	$—	$—
18	$—	$—	$—	$—	$—	$—	$—	$—
19	$—	$—	$—	$—	$—	$—	$—	$—
20	$—	$—	$—	$—	$—	$—	$—	$—
21	$—	$—	$—	$—	$—	$—	$—	$—
22	$—	$—	$—	$—	$—	$—	$—	$—
23	$—	$—	$—	$—	$—	$—	$—	$—
24	$—	$—	$—	$—	$—	$—	$—	$—

	7/9/2005	7/10/2005	7/11/2005	7/12/2005	7/13/2005	7/14/2005	7/15/2005
1	$—	$—	$—	$—	$—	$—	$—
2	$—	$—	$—	$—	$—	$—	$—
3	$—	$—	$—	$—	$—	$—	$—
4	$—	$—	$—	$—	$—	$—	$—
5	$—	$—	$—	$—	$—	$—	$—
6	$—	$—	$—	$—	$—	$—	$—
7	$—	$—	$—	$—	$—	$—	$—
8	$—	$—	$—	$—	$—	$—	$—
9	$—	$—	$—	$—	$—	$—	$—
10	$—	$3,619	$—	$—	$—	$—	$—
11	$—	$3,185	$—	$—	$—	$—	$—
12	$—	$1,304	$—	$—	$—	$—	$—
13	$—	$1,412	$—	$—	$—	$—	$—
14	$—	$388	$—	$—	$—	$—	$—
15	$—	$275	$—	$—	$—	$—	$—
16	$—	$106	$—	$—	$—	$—	$—
17	$—	$220	$—	$—	$—	$—	$—
18	$—	$345	$—	$—	$—	$—	$—
19	$—	$304	$—	$—	$—	$—	$—
20	$—	$5,167	$—	$—	$—	$—	$—
21	$—	$3,517	$—	$—	$—	$—	$—
22	$—	$—	$—	$—	$—	$—	$—
23	$—	$—	$—	$—	$—	$—	$—
24	$—	$—	$—	$—	$—	$—	$—

	7/16/2005	7/17/2005	7/18/2005	7/19/2005	7/20/2005	7/21/2005	7/22/2005	7/23/2005
1	$—	$—	$—	$—	$—	$—	$—	$—
2	$—	$—	$—	$—	$—	$—	$—	$—
3	$—	$—	$—	$—	$—	$—	$—	$—
4	$—	$—	$—	$—	$—	$—	$—	$—
5	$—	$—	$—	$—	$—	$—	$—	$—
6	$—	$—	$—	$—	$—	$—	$—	$—
7	$—	$—	$—	$—	$—	$—	$—	$—
8	$—	$—	$—	$—	$—	$—	$—	$—
9	$—	$—	$—	$—	$—	$—	$—	$—
10	$—	$—	$—	$—	$—	$10,439	$—	$—
11	$—	$—	$—	$—	$—	$6,920	$—	$—
12	$—	$—	$—	$—	$—	$4,007	$—	$—
13	$—	$—	$—	$—	$—	$—	$361	$—
14	$—	$—	$8	$—	$—	$—	$2,445	$—

	7/24/2005	7/25/2005	7/26/2005	7/27/2005	7/28/2005	7/29/2005	7/30/2005	7/31/2005
1	$—	$—	$—	$—	$—	$—	$—	$—
2	$—	$—	$—	$—	$—	$—	$—	$—
3	$—	$—	$—	$—	$—	$—	$—	$—
4	$—	$—	$—	$—	$—	$—	$—	$—
5	$—	$—	$—	$—	$—	$—	$—	$—
6	$—	$—	$—	$—	$—	$—	$—	$—
7	$—	$9	$—	$—	$—	$—	$—	$—
8	$—	$—	$—	$—	$—	$—	$—	$—
9	$—	$—	$—	$—	$—	$—	$—	$—
10	$—	$—	$—	$—	$—	$—	$—	$—
11	$—	$—	$—	$—	$—	$—	$—	$—
12	$—	$—	$—	$—	$—	$—	$—	$—
13	$—	$—	$—	$—	$—	$—	$—	$—
14	$—	$—	$—	$—	$163	$—	$—	$—

12(e) Oversch. Surcharges

15	$—	$—	$—	$—	$—	$—	$1,484	$—
16	$—	$—	$—	$—	$—	$—	$2,678	$—
17	$—	$—	$—	$—	$—	$—	$2,738	$—
18	$—	$—	$—	$—	$—	$—	$2,115	$—
19	$—	$—	$—	$—	$—	$—	$2,800	$—
20	$—	$—	$752	$—	$—	$—	$6,644	$—
21	$—	$—	$—	$—	$—	$—	$2,368	$—
22	$—	$—	$—	$—	$—	$250	$29	$—
23	$—	$—	$—	$—	$—	$—	$—	$—
24	$—	$—	$—	$—	$—	$—	$—	$—

15	$—	$—	$—	$—	$—	$—	$—	—
16	$—	$—	$—	$—	$17	$—	$—	—
17	$—	$—	$—	$—	$—	$—	$—	—
18	$—	$—	$—	$—	$—	$—	$—	—
19	$—	$—	$—	$—	$—	$—	$—	—
20	$—	$—	$—	$—	$431	$64	$—	—
21	$9	$—	$—	$—	$—	$—	$—	—
22	$—	$—	$—	$—	$—	$—	$—	—
23	$—	$—	$—	$—	$—	$—	$—	—
24	$—	$—	$—	$—	$—	$—	$—	—

SAMPLE - In the event of any conflict between this Appendix 5 and the terms of this Power Purchase Agreement, the terms of this Power Purchase Agreement shall govern

Shaped Index

Shaped Daily On-Peak Index plus $30 off-peak

	7/1/2005	7/2/2005	7/3/2005	7/4/2005	7/5/2005	7/6/2005	7/7/2005	7/8/2005
1	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
2	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
3	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
4	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
5	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
6	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
7	$29.27	$25.71	$26.30	$30.00	$30.00	$30.00	$26.86	$26.56
8	$27.89	$35.44	$33.09	$30.00	$30.00	$30.00	$25.82	$42.30
9	$34.07	$35.53	$29.11	$30.00	$30.00	$30.00	$40.55	$41.57
10	$38.15	$39.28	$41.06	$30.00	$30.00	$30.00	$59.19	$26.84
11	$29.82	$51.74	$55.58	$30.00	$30.00	$30.00	$65.33	$42.06
12	$36.02	$47.60	$51.54	$30.00	$30.00	$30.00	$91.21	$50.27
13	$55.48	$38.59	$58.84	$30.00	$30.00	$30.00	$115.66	$70.02
14	$44.19	$45.77	$47.60	$30.00	$30.00	$30.00	$59.78	$63.60
15	$45.28	$46.78	$52.61	$30.00	$30.00	$30.00	$64.26	$42.74
16	$53.90	$40.23	$60.47	$30.00	$30.00	$30.00	$51.47	$68.36
17	$23.41	$36.78	$52.63	$30.00	$30.00	$30.00	$35.57	$90.01
18	$38.91	$30.75	$46.31	$30.00	$30.00	$30.00	$26.49	$48.90
19	$31.94	$20.38	$38.94	$30.00	$30.00	$30.00	$20.94	$45.68
20	$40.17	$27.87	$41.06	$30.00	$30.00	$30.00	$36.85	$72.09
21	$48.78	$24.17	$57.07	$30.00	$30.00	$30.00	$39.44	$83.15
22	$26.25	$17.22	$31.62	$30.00	$30.00	$30.00	$30.35	$40.25
23	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
24	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00

	7/9/2005	7/10/2005	7/11/2005	7/12/2005	7/13/2005	7/14/2005	7/15/2005
1	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
2	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
3	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
4	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
5	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
6	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
7	$57.02	$46.17	$17.69	$30.00	$30.00	$23.92	$17.58
8	$44.71	$40.87	$22.77	$30.00	$30.00	$20.22	$25.92
9	$47.82	$42.78	$25.89	$30.00	$30.00	$28.17	$31.94
10	$59.22	$48.01	$39.18	$30.00	$30.00	$35.69	$36.64
11	$60.00	$37.69	$29.34	$30.00	$30.00	$42.13	$40.51
12	$51.10	$30.92	$21.08	$30.00	$30.00	$45.18	$49.00
13	$65.34	$34.24	$30.34	$30.00	$30.00	$49.69	$51.73
14	$66.25	$30.46	$38.71	$30.00	$30.00	$44.64	$60.02
15	$44.96	$41.13	$38.57	$30.00	$30.00	$52.99	$51.86
16	$40.10	$29.14	$37.02	$30.00	$30.00	$50.82	$45.65
17	$36.00	$30.45	$34.43	$30.00	$30.00	$48.62	$53.63
18	$25.79	$27.94	$25.66	$30.00	$30.00	$37.65	$44.94
19	$21.22	$26.74	$20.57	$30.00	$30.00	$21.76	$21.42
20	$47.66	$40.49	$26.00	$30.00	$30.00	$36.34	$36.26
21	$42.31	$38.00	$28.97	$30.00	$30.00	$49.54	$56.86
22	$30.50	$22.17	$16.59	$30.00	$30.00	$26.39	$25.27
23	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
24	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00

	7/16/2005	7/17/2005	7/18/2005	7/19/2005	7/20/2005	7/21/2005	7/22/2005	7/23/2005
1	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
2	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
3	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
4	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
5	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
6	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
7	$22.32	$16.62	$19.78	$30.00	$30.00	$27.19	$44.98	$49.72
8	$37.29	$17.38	$40.37	$30.00	$30.00	$42.90	$40.50	$53.97
9	$38.67	$24.56	$33.82	$30.00	$30.00	$43.60	$49.55	$36.24
10	$31.77	$32.62	$31.55	$30.00	$30.00	$53.04	$50.18	$46.91
11	$35.81	$36.91	$36.84	$30.00	$30.00	$57.19	$49.84	$46.58
12	$39.83	$44.72	$27.92	$30.00	$30.00	$71.62	$44.91	$21.44
13	$48.49	$39.08	$25.02	$30.00	$30.00	$86.07	$59.65	$29.62

	7/24/2005	7/25/2005	7/26/2005	7/27/2005	7/28/2005	7/29/2005	7/30/2005	7/31/2005
1	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
2	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
3	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
4	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
5	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
6	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
7	$40.26	$27.54	$30.00	$30.00	$32.01	$18.60	$37.10	$39.97
8	$55.70	$25.34	$30.00	$30.00	$53.53	$26.93	$39.02	$38.30
9	$22.97	$30.48	$30.00	$30.00	$41.84	$34.96	$21.07	$24.88
10	$41.38	$42.19	$30.00	$30.00	$38.03	$33.55	$33.01	$32.62
11	$44.12	$29.95	$30.00	$30.00	$44.76	$34.72	$43.20	$48.93
12	$47.34	$40.14	$30.00	$30.00	$28.83	$36.66	$31.40	$55.86
13	$52.39	$41.99	$30.00	$30.00	$34.65	$53.18	$39.16	$38.43

Shaped Index

14	$50.76	$42.11	$32.05	$30.00	$30.00	$70.14	$72.83	$37.47
15	$51.16	$47.11	$26.26	$30.00	$30.00	$90.81	$58.78	$44.19
16	$35.22	$52.86	$23.32	$30.00	$30.00	$80.87	$64.16	$49.38
17	$40.99	$43.77	$23.30	$30.00	$30.00	$82.22	$57.02	$42.37
18	$38.22	$34.05	$24.09	$30.00	$30.00	$57.83	$39.71	$36.81
19	$40.16	$26.54	$24.16	$30.00	$30.00	$40.06	$37.51	$34.21
20	$44.86	$27.18	$31.51	$30.00	$30.00	$47.10	$45.23	$43.46
21	$46.49	$30.03	$21.06	$30.00	$30.00	$54.68	$43.16	$43.28
22	$21.63	$20.31	$18.02	$30.00	$30.00	$38.85	$25.72	$34.57
23	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
24	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00

14	$52.53	$56.23	$30.00	$30.00	$40.96	$46.43	$53.89	$35.82
15	$61.13	$41.16	$30.00	$30.00	$24.10	$39.60	$49.13	$36.98
16	$62.64	$45.55	$30.00	$30.00	$26.81	$42.53	$42.97	$46.40
17	$51.49	$46.68	$30.00	$30.00	$28.25	$54.80	$41.57	$34.67
18	$42.90	$40.74	$30.00	$30.00	$19.15	$38.23	$30.22	$32.13
19	$32.03	$36.85	$30.00	$30.00	$20.04	$27.50	$25.73	$59.72
20	$45.86	$41.68	$30.00	$30.00	$28.31	$33.29	$35.87	$70.13
21	$43.13	$46.78	$30.00	$30.00	$32.51	$53.26	$40.67	$59.69
22	$26.83	$31.23	$30.00	$30.00	$23.30	$21.66	$26.02	$27.56
23	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00
24	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00	$30.00

SAMPLE - In the event of any conflict between this Appendix 5 and the terms of this Power Purchase Agreement, the terms of this Power Purchase Agreement shall govern

Appendix 6

Unmetered Energy Amounts

Baldwin

IP Asset	Usage Component	#	A	B	C = (A x B)	D = C/1000	E	F	G = D x E x F
			Actual Volts	Actual Amps	Total Watts	Kw	Estimated Run Hours Per Year	3 – Phase Factor	Kwh Used Per Year
Tie Transformer #4:	Fans	40	466	0.5	9,320	9.3	2880	1.73	46,436
	Oil Pumps	4	466	3.5	6,524	6.5	2880	1.73	32,505

345 KV Breakers: (4556, 4560)	Heaters	2	202	1.2	485	0.5	8760	1.73	7,347
	Compressor Motor	2	202	7.2	2,909	2.9	12	1.73	60

345 KV Breakers: (4564, 4592, 4576 4572, 4568, 4588 4584, 4580)	Heaters @ 150W	8			1,200	1.2	1286	1.73	2,670
	Heaters @ 350W	8			2,800	2.8	1286	1.73	6,229
	Heaters @ 180W	16			2,880	2.9	1286	1.73	6,407
	Heaters @ 500W	24			12,000	12.0	1286	1.73	26,697
	Compressor Motor	8	197	37.6	59,258	59.3	12	1.73	1,230

138 KV Breakers: (B400, 1632, 1526)	Heaters @ 160W	6			960	1.0	1286		1,235
	Compressor Motor	3	197	9.5	5,615	5.6	12		67

Switchyard Building:	Station Batteries Charge	1	197	7	1,379	1.4	8760	1.73	20,898
	Air Conditioners	2	197	14.4	5,674	5.7	3285	1.73	32,243
	Heaters @ 5000W	3			15,000	15.0	3285	1.73	85,246
	Lighting @ 80W	18			1,440	1.4	200	1.73	498
	Comm/Super Equipment	1				2.0	8760	1.73	30,310

Switchyard Lighting:	Lights @ 1000W	72			72,000	72.0	200		14,400

		218							314,480

Havana

IP Asset	Usage Component	#	A	B	C = (A x B)	D = C/1000	E	F = D x E
			Actual Volts	Actual Amps	Total Watts	Kw	Estimated Run Hours Per Year	Kwh Used Per Year
138 KV Breakers: (1302, 1422, 1406, 1352, 1362, 1356)	Heater 1	6	236	2	2,832	2.8	1286	3,642
	Heater 2	6	236	2	2,832	2.8	1286	3,642
	Heater 3	6	236	2	2,832	2.8	8760	24,808
	Compressor Motor	6	236	7.3	10,337	10.3	12	124

		24						32,216

Hennepin

IP Asset	Usage Component	#	A	B	C = (A x B)	D = C/1000	E	F	G = D x E x F
			Nameplate Volts	Nameplate Amps	Total Watts	Kw	Estimated Run Hours Per Year	3 - Phase Factor	Kwh Used Per Year
Tie Transformer #1	Fans	28	196	1.2	6,586	6.6	2535	1.73	28,881
	Oil Pumps	4	196	13.6	10,662	10.7	2535	1.73	46,760
	Heater	1	112	1.8	202	0.2	8760		1,766

Tie Transformer #2	Fans	28	196	1.2	6,586	6.6	2535	1.73	28,881
	Oil Pumps	4	196	13.6	10,662	10.7	2535	1.73	46,760
	Heater	1	112	1.8	202	0.2	8760		1,766

138 KV Breakers: (1302, 1552, 1512, 1516, 1556, 6101)	Heaters	12	225	1.6	4,320	4.3	8760		37,843
	Compressor Motor	6	225	4.6	6,210	6.2	12		75

34 KV Breakers: (3401, T380, T340, 3422)	Heaters	4	240	1.3	1,248	1.2	8760		10,932
	Heaters	4	240	1.3	1,248	1.2	1286		1,605
	Compressor Motor	4	240	3.7	3,552	3.6	12		43

		96							205,314

Tilton

IP Asset	Usage Component	#	A	B	C = (A x B)	D = C/1000	E	F = D x E
			Nameplate Volts	Nameplate Amps	Total Watts	Kw	Estimated Run Hours Per Year	Kwh Used Per Year
138 KV Breakers: (1324, 1328, 1320, 1316)	Heaters	4	248	2.5	2,480	2.5	8760	21,725
	Tank Heaters	24	120	10.42	30,010	30.0	720	21,607
	Compressor Motor	4	248	10	9,920	9.9	12	119

		32						43,451

Wood River

IP Asset	Usage Component	#	A	B	C = (A x B)	D = C/1000	E	F	G = D x E x F
			Actual Volts	Actual Amps	Total Watts	Kw	Estimated Run Hours Per Year	3 – Phase Factor	Kwh Used Per Year
Tie Transformer #1	Cooler 1	1	240	16.5	3,960	4.0	8760	1.73	60,013
	Cooler 2	1	240	15.5	3,720	3.7	438	1.73	2,819
	Strip Heaters	2	120	1.9	456	0.5	8760		3,995

Tie Transformer #2	Cooler 1	1	240	45	10,800	10.8	8760	1.73	163,672
	Cooler 2	1	240	45	10,800	10.8	438	1.73	8,184
	Strip Heaters	2	240	2	960	1.0	8760		8,410

138 KV Breakers: (1302, 1306, 1310, 1436, 1452, 1456, 1502, 1506)	Heater 1	8	240	3.3	6,336	6.3	1286		8,148
	Heater 2	8	240	6.3	12,096	12.1	1286		15,555
	Heater 3	8	240	1.2	2,304	2.3	8760		20,183

34.5 KV Breakers: (710, 720, 730, 3406, 3410, 3474, 3475)	Compressor Motor	7	240	7.4	12,432	12.4	12		149
	Compressor Heater	7	240	0.7	1,176	1.2	1286		1,512
	Heater 1	7	240	0.7	1,176	1.2	8760		10,302
	Heater 2	7	240	0.7	1,176	1.2	1286		1,512
	Heater 3	7	240	0.7	1,176	1.2	1286		1,512
	Interrupter Heater	7	240	14	23,520	23.5	500		11,760

34.5 KV Breaker: (3402)	Hydraulic Pump	1	240	6.3	1,512	1.5	12		18
	Heater 1	1	240	0.7	168	0.2	8760		1,472
	Heater 2	1	240	2	480	0.5	1286		617
	Heater 3	1	240	1.5	360	0.4	1286		463

Pole Lights	Pole Lights	60	120	8.333	59,998	60.0	730		43,798

		138							364,094

Vermilion

IP Asset	Usage Component	#	A	B	C = (A x B)	D = C/1000	E	F	G = D x E x F
			Actual Volts	Actual Amps	Total Watts	Kw	Estimated Run Hours Per Year	3 - Phase Factor	Kwh Used Per Year
Tie Transformer #1	Fans	72	217	1.5	23,436	23.4	2880	1.73	116,768

Tie Transformer #2	Fan Banks	3	425	12	15,300	15.3	8760	1.73	231,868
	Oil Pumps	3	425	7	8,925	8.9	8760	1.73	135,257

138 KV Breakers: (1306, 1330, 1326, 1332, 1314, 1318)	Heater Set	1	217	8	1,736	1.7	8760		15,207
	Compressor Motor	1	217	4	868	0.9	12		10
	Heaters	4	217	2	1,736	1.7	8760		15,207
	Compressor Motor	1	217	4	868	0.9	12		10
	Heaters	4	217	2	1,736	1.7	8760		15,207
	Hydraulic Winding Motor	2	217	8	3,472	3.5	1		3
	Heaters	6	217	3	3,906	3.9	8760		34,217
	Heaters	12	217	1	2,604	2.6	8760		22,811

69 KV Breakers: (620, 612, 624, 628 608, 604, 632)	Hydraulic Winding Motor	4	217	8	6,944	6.9	1		7
	Heaters	6	217	1	1,302	1.3	8760		11,406
	Compressor Motor	2	217	7	3,038	3.0	12		36
	Heaters	3	217	1.3	846	0.8	8760		7,414
	Compressor Motor	1	217	3	651	0.7	12		8

		125							605,437